            U.S. RESTAURANT PROPERTIES OPERATING L.P.


          ---------------------------------------------
                     NOTE PURCHASE AGREEMENT
          ---------------------------------------------


                   DATED AS OF JANUARY 31, 1997





                           $12,500,000
8.06% SERIES A SENIOR SECURED GUARANTIED NOTES DUE JANUARY 31, 2000

                           $27,500,000
8.30% SERIES B SENIOR SECURED GUARANTIED NOTES DUE JANUARY 31, 2002


                          GUARANTIED BY:

              U.S. RESTAURANT PROPERTIES MASTER L.P.
           U.S. RESTAURANT PROPERTIES BUSINESS TRUST I
           U.S. RESTAURANT PROPERTIES BUSINESS TRUST II
               USRP (WEST VIRGINIA) PARTNERS, L.P.
               RESTAURANT RENOVATION PARTNERS, L.P.
           U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P.
                       USRP (LINCOLN), LTD.
                       USRP (NORMAN), LTD.
                      USRP (CAROLINA), LTD.

                        TABLE OF CONTENTS
                  (NOT A PART OF THE AGREEMENT)

                                                             PAGE

1.   PURCHASE AND SALE OF NOTES. . . . . . . . . . . . . . . .  2
     1.1  The Notes. . . . . . . . . . . . . . . . . . . . . .  2
     1.2  The Closing. . . . . . . . . . . . . . . . . . . . .  2
     1.3  Purchase for Investment; ERISA.. . . . . . . . . . .  3
     1.4  Failure to Tender, Failure of Conditions.. . . . . .  5
     1.5  Expenses.. . . . . . . . . . . . . . . . . . . . . .  5

2.   WARRANTIES AND REPRESENTATIONS. . . . . . . . . . . . . .  5
     2.1  Nature of Business.. . . . . . . . . . . . . . . . .  6
     2.2  Financial Statements; Indebtedness; Material
          Adverse Change.  . . . . . . . . . . . . . . . . . .  6
     2.3  Subsidiaries and Affiliates. . . . . . . . . . . . .  7
     2.4  Title to Properties; Patents, Trademarks, etc. . . .  7
     2.5  Taxes. . . . . . . . . . . . . . . . . . . . . . . .  8
     2.6  Pending Litigation.. . . . . . . . . . . . . . . . .  8
     2.7  Full Disclosure. . . . . . . . . . . . . . . . . . .  9
     2.8  Organization and Authority.. . . . . . . . . . . . .  9
     2.9  Charter Instruments, Other Agreements. . . . . . . . 11
     2.10 Restrictions on Company and Guarantors.. . . . . . . 11
     2.11 Compliance with Law. . . . . . . . . . . . . . . . . 11
     2.12 ERISA, etc.. . . . . . . . . . . . . . . . . . . . . 12
     2.13 Environmental Compliance.. . . . . . . . . . . . . . 13
     2.14 Sale of Notes is Legal and Authorized; Obligations are
          Enforceable. . . . . . . . . . . . . . . . . . . . . 14
     2.15 Governmental Consent; Certain Laws.. . . . . . . . . 15
     2.16 Private Offering of Notes. . . . . . . . . . . . . . 15
     2.17 No Defaults under Notes. . . . . . . . . . . . . . . 15
     2.18 Use of Proceeds of Notes.. . . . . . . . . . . . . . 16
     2.19 Company and Guarantors.. . . . . . . . . . . . . . . 16
     2.20 Solvency.. . . . . . . . . . . . . . . . . . . . . . 16
     2.21 Insurance. . . . . . . . . . . . . . . . . . . . . . 17
     2.22 True and Correct Copies. . . . . . . . . . . . . . . 17

3.   CLOSING CONDITIONS. . . . . . . . . . . . . . . . . . . . 17
     3.1  Opinions of Counsel. . . . . . . . . . . . . . . . . 17
     3.2  Warranties and Representations True; Compliance
          with Financing Documents. . . . . . . . . . . . . .  18
     3.3  Officers' Certificates.. . . . . . . . . . . . . . . 18
     3.4  Legality.. . . . . . . . . . . . . . . . . . . . . . 19
     3.5  Private Placement Numbers. . . . . . . . . . . . . . 19
     3.6  Expenses.. . . . . . . . . . . . . . . . . . . . . . 19
     3.7  Other Purchasers.. . . . . . . . . . . . . . . . . . 19
     3.8  Bank Credit Agreement. . . . . . . . . . . . . . . . 19
     3.9  Intercreditor/Collateral Agency Agreement. . . . . . 19
     3.10 Leases.. . . . . . . . . . . . . . . . . . . . . . . 20
     3.11 Security Documents; Perfection.. . . . . . . . . . . 20
     3.12 Compliance with this Agreement.. . . . . . . . . . . 20
     3.13 Proceedings Satisfactory.. . . . . . . . . . . . . . 20

4.   PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . 20
     4.1  Payment of Notes at Maturity.. . . . . . . . . . . . 21
     4.2  Optional Prepayments.. . . . . . . . . . . . . . . . 21
     4.3  Offer to Prepay upon Change in Control.. . . . . . . 22
     4.4  Offer to Prepay upon Investment Grade Rating . . . . 23
     4.5  Pro Rata Payments. . . . . . . . . . . . . . . . . . 25
     4.6  Notation of Notes on Prepayment. . . . . . . . . . . 25
     4.7  No Other Optional Prepayments. . . . . . . . . . . . 26
     4.8  Interest Payments. . . . . . . . . . . . . . . . . . 26
     4.9  Payments on Notes. . . . . . . . . . . . . . . . . . 26

5.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES;
     LIMITATION ON TRANSFER. . . . . . . . . . . . . . . . . . 27
     5.1  Registration of Notes. . . . . . . . . . . . . . . . 27
     5.2  Exchange of Notes. . . . . . . . . . . . . . . . . . 27
     5.3  Replacement of Notes.. . . . . . . . . . . . . . . . 28
     5.4  Issuance Taxes.. . . . . . . . . . . . . . . . . . . 28
     5.5  Execution and Delivery of Notes by Guarantors. . . . 28

6.   COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . 28
     6.1  Payment of Taxes and Claims. . . . . . . . . . . . . 28
     6.2  Maintenance of Properties; Existence; etc. . . . . . 29
     6.3  Payment of Notes and Maintenance of Office.. . . . . 30
     6.4  Fixed Charges Coverage Ratio.. . . . . . . . . . . . 30
     6.5  Consolidated Partners' Capital; Distributions. . . . 30
     6.6  Maintenance of Consolidated Funded Debt. . . . . . . 32
     6.7  Merger, Consolidation, etc.. . . . . . . . . . . . . 32
     6.8  Sale of Assets, Etc. . . . . . . . . . . . . . . . . 33
     6.9  Liens. . . . . . . . . . . . . . . . . . . . . . . . 34
     6.10 Unencumbered Asset Ratio.. . . . . . . . . . . . . . 37
     6.11 Additional Security. . . . . . . . . . . . . . . . . 37
     6.12 Transactions with Affiliates.. . . . . . . . . . . . 39
     6.13 Restrictions on Dividends, etc.. . . . . . . . . . . 39
     6.14 Nature of Business.. . . . . . . . . . . . . . . . . 40
     6.15 Pension Plans. . . . . . . . . . . . . . . . . . . . 40
     6.16 Private Offering.. . . . . . . . . . . . . . . . . . 41
     6.17 Amendment of Partnership Documents . . . . . . . . . 41
     6.18 Post-Closing Matters . . . . . . . . . . . . . . . . 41
     6.19 Excluded Securitization Subsidiary . . . . . . . . . 41

7.   INFORMATION AS TO PARENT, COMPANY AND OTHER SUBSIDIARIES. 42
     7.1  Financial and Business Information.. . . . . . . . . 42
     7.2  Officers' Certificates.. . . . . . . . . . . . . . . 45
     7.3  Accountants' Certificates. . . . . . . . . . . . . . 46
     7.4  Inspection.. . . . . . . . . . . . . . . . . . . . . 46
     7.5  Confidential Information . . . . . . . . . . . . . . 46

8.   EVENTS OF DEFAULT . . . . . . . . . . . . . . . . . . . . 47
     8.1  Nature of Events.. . . . . . . . . . . . . . . . . . 47
     8.2  Default Remedies.. . . . . . . . . . . . . . . . . . 50
     8.3  Annulment of Acceleration of Notes.. . . . . . . . . 52

9.   INTERPRETATION OF THIS AGREEMENT. . . . . . . . . . . . . 52
     9.1  Terms Defined. . . . . . . . . . . . . . . . . . . . 52
     9.2  GAAP.. . . . . . . . . . . . . . . . . . . . . . . . 74
     9.3  Directly or Indirectly.. . . . . . . . . . . . . . . 74
     9.4  Section Headings and Table of Contents and
          Construction . . . . . . . . . . . . . . . . . . . . 75
     9.5  Governing Law. . . . . . . . . . . . . . . . . . . . 75
     9.6  General Interest Provisions. . . . . . . . . . . . . 75

10.  GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS. . . . . . . . 76
     10.1 Guarantied Obligations . . . . . . . . . . . . . . . 76
     10.2 Performance Under This Agreement . . . . . . . . . . 77
     10.3 Waivers. . . . . . . . . . . . . . . . . . . . . . . 77
     10.4 Certain Waivers of Subrogation, Reimbursement and
          Indemnity. . . . . . . . . . . . . . . . . . . . . . 78
     10.5 Releases . . . . . . . . . . . . . . . . . . . . . . 78
     10.6 Marshaling . . . . . . . . . . . . . . . . . . . . . 79
     10.7 Liability. . . . . . . . . . . . . . . . . . . . . . 79
     10.8 Primary Obligation . . . . . . . . . . . . . . . . . 80
     10.9 Election to Perform Obligations. . . . . . . . . . . 80
     10.10 No Election . . . . . . . . . . . . . . . . . . . . 80
     10.11 Severability. . . . . . . . . . . . . . . . . . . . 81
     10.12 Other Enforcement Rights. . . . . . . . . . . . . . 81
     10.13 Delay or Omission; No Waiver. . . . . . . . . . . . 81

     10.14 Restoration of Rights and Remedies. . . . . . . 81
     10.15 Cumulative Remedies . . . . . . . . . . . . . . 81
     10.16 Survival. . . . . . . . . . . . . . . . . . . . 82
     10.17 No Setoff, Counterclaim or Other Deduction. . . 82
     10.18 Separate Instruments. . . . . . . . . . . . . . 82

11.  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . 82
     11.1  Communications. . . . . . . . . . . . . . . . . 82
     11.2  Reproduction of Documents . . . . . . . . . . . 82
     11.3  Survival  . . . . . . . . . . . . . . . . . . . 83
     11.4  Successors and Assigns. . . . . . . . . . . . . 83
     11.5  Amendment and Waiver. . . . . . . . . . . . . . 83
     11.6  Expenses. . . . . . . . . . . . . . . . . . . . 85
     11.7  Environmental Indemnity . . . . . . . . . . . . 86
     11.8  Waiver of Jury Trial; Consent to Jurisdiction;
           Etc.  . . . . . . . . . . . . . . . . . . . . . 86
     11.9  Release. . . . . . . . . . . . . . . . . . . .  87
     11.10 Indemnification of Each Holder. . . . . . . . . 88
     11.11 Entire Agreement; Oral Agreements Ineffective . 88
     11.12 Duplicate Originals, Execution in Counterpart.. 88


Annex 1        --   Information as to Purchasers
Annex 2        --   Payment Instructions at Closing; Addresses for Notices
Annex 3        --   Information as to Company and Guarantors
Annex 4        --   Mortgages and Assignment of Rents (Closing and Post-Closing
                    Procedures)

Exhibit A1     --   Form of Series A Note
Exhibit A2     --   Form of Series B Note
Exhibit B1     --   Form of Closing Opinion of Counsel to the Company and the
                    Guarantors
Exhibit B2     --   Form of Closing Opinion of Special Counsel to the Purchasers
Exhibit C1     --   Form of Officers' Certificate of the Company
Exhibit C2     --   Form of Officers' Certificate of the Guarantors (Limited
                    Partnership)
Exhibit C3     --   Form of Officers' Certificate of the Guarantors
                    (Business Trust)
Exhibit D1     --   Form of Secretary's Certificate of the Company
Exhibit D2     --   Form of Secretary's Certificate of the Guarantors (Limited
                    Partnership)
Exhibit D3     --   Form of Secretary's Certificate of the Guarantors (Business
Trust)
Exhibit E      --   Form of Intercreditor/Collateral Agency Agreement
Exhibit F      --   Forms of Mortgages and Assignments of Rent

            U.S. RESTAURANT PROPERTIES OPERATING L.P.
              U.S. RESTAURANT PROPERTIES MASTER L.P.
           U.S. RESTAURANT PROPERTIES BUSINESS TRUST I
           U.S. RESTAURANT PROPERTIES BUSINESS TRUST II
               USRP (WEST VIRGINIA) PARTNERS, L.P.
               RESTAURANT RENOVATION PARTNERS, L.P.
           U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P.
                       USRP (LINCOLN), LTD.
                       USRP (NORMAN), LTD.
                      USRP (CAROLINA), LTD.


          ---------------------------------------------
                     NOTE PURCHASE AGREEMENT
          ---------------------------------------------

                          $12,500,000
8.06% SERIES A SENIOR SECURED GUARANTIED NOTES DUE JANUARY 31, 2000

                          $27,500,000
8.30% SERIES B SENIOR SECURED GUARANTIED NOTES DUE JANUARY 31, 2002



                                     Dated as of January 31, 1997


[TO BE SEPARATELY ADDRESSED TO EACH OF THE
PURCHASERS LISTED ON ANNEX 1]

Ladies and Gentlemen:

     U.S. RESTAURANT PROPERTIES OPERATING L.P. (together with its successors and assigns, the "COMPANY"), a Delaware limited partnership, U.S. RESTAURANT PROPERTIES MASTER L.P. (together with its successors and assigns, the "PARENT"), a Delaware limited partnership, U.S. RESTAURANT PROPERTIES BUSINESS TRUST I (together with its successors and assigns, "BUSINESS TRUST I"), a Delaware business trust, U.S. RESTAURANT PROPERTIES BUSINESS TRUST II, a Delaware business trust (together with its successors and assigns, "BUSINESS TRUST II"), USRP (WEST VIRGINIA) PARTNERS, L.P., a Texas limited partnership (together with its successors and assigns, "WEST VIRGINIA PARTNERS"), RESTAURANT RENOVATION PARTNERS, L.P., a Texas limited partnership (together with its successors and assigns, "RENOVATION PARTNERS"), U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P., a Texas limited partnership (together with its successors and assigns, "PROPERTIES DEVELOPMENT"), USRP (LINCOLN), LTD., a Texas limited partnership (together with its successors and assigns, "LINCOLN"), USRP (NORMAN), LTD., a Texas limited partnership (together with its successors and assigns, "NORMAN") and USRP (CAROLINA), LTD., a Texas limited partnership (together with its successors and assigns, "CAROLINA") (each of the Parent, Business Trust I, Business Trust II, West Virginia Partners, Renovation Partners, Properties Development, Lincoln, Norman and Carolina, and each other Person who delivers a guaranty agreement pursuant to Section 6.11, and each of their respective successors and assigns, are collectively referred to herein as, the "GUARANTORS"), hereby agree with you as follows:

U.S. RESTAURANT PROPERTIES OPERATING L.P.     1      NOTE PURCHASE AGREEMENT

1.   PURCHASE AND SALE OF NOTES

     1.1  THE NOTES.

          (a) SERIES A NOTES. The Company will authorize the issuance of Twelve Million Five Hundred Thousand Dollars ($12,500,000) in aggregate principal amount of its 8.06% Series A Senior Secured Guarantied Notes Due January 31, 2000 (the "SERIES A NOTES"). The Series A Notes shall be in the form of Exhibit A1, and shall have the terms as herein and therein provided, and the terms therein provided are incorporated herein by reference as if set forth herein in full.

          The term "SERIES A NOTES" as used herein shall include each Series A Note delivered pursuant to this Agreement or the Other Note Purchase Agreements referred to in Section 1.2(c) and each Series A Note delivered in substitution or exchange for any such Series A Note pursuant to Section 5.2 or Section 5.3 of this Agreement or of any such Other Note Purchase Agreement.

          (b) SERIES B NOTES. The Company will authorize the issuance of Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000) in aggregate principal amount of its 8.30% Series B Senior Secured Guarantied Notes Due January 31, 2002 (the "SERIES B NOTES"). The Series B Notes shall be in the form of Exhibit A2, and shall have the terms as herein and therein provided, and the terms therein provided are incorporated herein by reference as if set forth herein in full.

          The term "SERIES B NOTES" as used herein shall include each Series B Note delivered pursuant to this Agreement or the Other Note Purchase Agreements referred to in Section 1.2(c) and each Series B Note delivered in substitution or exchange for any such Series B Note pursuant to Section 5.2 or Section 5.3 of this Agreement or of any such Other Note Purchase Agreement.

          The term "NOTES" as used herein shall include all Series A Notes and Series B Notes.

          (c) SECURITY FOR THE NOTES; GUARANTY. The Notes are to be secured by, and to have the benefit of, a pledge of and grant of a first priority security interest in the Collateral to the Collateral Agent pursuant to the Security Documents. The obligations of the Company under the Notes will be guarantied by the Guarantors pursuant to the Unconditional Guaranty.

     1.2  THE CLOSING.

          (a) PURCHASE AND SALE OF NOTES. The Company hereby agrees to sell to you and you hereby agree to purchase from the Company, in accordance with the provisions hereof, the aggregate principal amount of each Series of Notes set forth below your name on Annex 1 (in the amount or amounts and with respect to the Series set forth therein) at one hundred percent (100%) of the principal amount thereof.

          (b) THE CLOSING. The closing (the "CLOSING") of the Company's sale of Notes will be held on February [__], 1997 (the "CLOSING DATE") at 10:00 a.m., local time, at the offices of your special counsel, Hebb & Gitlin, a Professional Corporation, One State Street, Hartford, Connecticut 06103. At the Closing, the Company will deliver to you one or more Notes (as set forth below your name on Annex 1), in the Series and denominations indicated on Annex 1, in the aggregate principal amount of your purchase, dated the Closing Date and payable to you or payable as indicated on Annex 1, against payment by federal funds wire transfer in immediately available funds of the purchase price thereof, as directed by the Company on Annex 2.

U.S. RESTAURANT PROPERTIES OPERATING L.P.     2      NOTE PURCHASE AGREEMENT

          (c) OTHER PURCHASERS. Contemporaneously with the execution and delivery of this Agreement, the Company and the Guarantors are entering into one or more separate note purchase agreements identical (except for the name and signature of the purchaser) hereto (individually, an "OTHER NOTE PURCHASE AGREEMENT," and, collectively, the "OTHER NOTE PURCHASE AGREEMENTS;" this Agreement and the Other Note Purchase Agreements, collectively, the "NOTE PURCHASE AGREEMENTS") with each other purchaser (collectively, the "OTHER PURCHASERS") listed on Annex 1, providing for the sale to each Other Purchaser of Notes in the Series and in the aggregate principal amount set forth below its name on Annex 1. The sales of the Notes to you and to each Other Purchaser are to be separate sales.

     1.3  PURCHASE FOR INVESTMENT; ERISA.

          (a) PURCHASE FOR INVESTMENT. You represent to the Company and the Guarantors that you are purchasing the Notes listed on Annex 1 below your name for your own account for investment and with no present intention of distributing the Notes or any part thereof, but without prejudice to your right at all times to:

               (i) sell or otherwise dispose of all or any part of the Notes under a registration statement filed under the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act; and

               (ii) have control over the disposition of all of your assets to the fullest extent required by any applicable insurance law.

     It is understood that, in making the representations set out in Section 2.14(a) and Section 2.15(a) of this Agreement, the Company and the Guarantors are relying, to the extent applicable, upon your representation in the immediately preceding sentence.

          (b) ERISA. You represent, with respect to the funds with which you are acquiring the Notes and solely for purposes of determining whether such purchase is a "prohibited transaction" (as provided for in section 406 of ERISA or section 4975 of the IRC), that all of such funds are from or are attributable to one or more of:

               (i) GENERAL ACCOUNT -- funds from your general account assets or from assets of one or more segments of such general account, and that all requirements for an exemption under DOL Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) in respect of such "employee benefit plans" have been satisfied; PROVIDED that you are relying on the representations of the Company, the Guarantors and the Managing General Partners set forth in Section 2.12(a) in making such representation;

               (ii) SEPARATE ACCOUNT -- a "separate account" (as defined in section 3 of ERISA),

                    (A) Plans That Hold Less Than 10% of a Pooled Separate Account -- in respect of which all requirements for an exemption under DOL Prohibited Transaction Class Exemption 90-1 are met with respect to the use of such funds to purchase the Notes,

                    (B) Identified Plan Assets -- that is comprised of employee benefit plans identified by you in writing and with respect to which the Company and the Guarantors hereby warrant and represent that, as of the Closing Date, neither the Company, any Guarantor nor any ERISA Affiliate is a "party in interest" (as defined in section 3 of ERISA) or a

U.S. RESTAURANT PROPERTIES OPERATING L.P.     3      NOTE PURCHASE AGREEMENT

               "disqualified person" (as defined in section 4975 of the IRC) with respect to any plan so identified, or

                    (C) GUARANTEED SEPARATE ACCOUNT -- that is maintained solely in connection with fixed contractual obligations of an insurance company, under which any amounts payable, or credited, to any employee benefit plan having an interest in such account and to any participant or beneficiary of such plan (including an annuitant) are not affected in any manner by the investment performance of the separate account (as provided by 29 C.F.R.
               Section 2510.3-101(h)(1)(iii));

               (iii) QUALIFIED PROFESSIONAL ASSET MANAGER -- an "investment fund" managed by a "qualified professional asset manager" (as such terms are defined in Part V of DOL Prohibited Transaction Class Exemption 84-14) with respect to which the requirements of such exemption have been satisfied, PROVIDED that in making this representation, it is assumed that the conditions set forth in Part I(a), Part I(d) and Part I(e) of such Exemption have been satisfied;

               (iv) EXCLUDED PLAN -- an employee benefit plan that is excluded from the provisions of section 406(a) of ERISA by virtue of section 4(b) of ERISA; or

               (v) EXEMPT FUNDS -- a separate investment account that is not subject to ERISA and no funds of which come from assets of an "employee benefit plan" or a "plan" or any other entity that is deemed to hold assets of an "employee benefit plan" or a "plan" ("employee benefit plan" is defined in section 3 of ERISA, and "plan" is defined in section 4975(e)(1) of the IRC).

     It is understood that, in making the representation set out in Section 2.12(b), the Company and the Guarantors are relying, to the extent applicable, upon your representation in the immediately preceding sentence.

     1.4  FAILURE TO TENDER, FAILURE OF CONDITIONS.

     If at the Closing the Company fails to tender to you the Notes to be purchased by you thereat, or if the conditions specified in Section 3 to be fulfilled at the Closing have not been fulfilled, you may thereupon elect to be relieved of all further obligations hereunder. Nothing in this Section
1.4 shall operate to relieve the Company from any of its obligations hereunder or to waive any of your rights against the Company.

     1.5  EXPENSES.

          (a) GENERALLY. Whether or not the Notes are sold, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating hereto, including, but not limited to:

               (i) the reasonable cost of reproducing this Agreement, the Notes, each other Financing Document and each of the other documents delivered in connection with the Closing;

               (ii) the reasonable fees and disbursements of your special counsel, Hebb & Gitlin, and your special local counsel (if any) incurred in connection herewith;

               (iii) the reasonable cost of delivering to your home office or custodian bank, insured to your satisfaction, the Notes purchased by you at the Closing; and

U.S. RESTAURANT PROPERTIES OPERATING L.P.     4      NOTE PURCHASE AGREEMENT

               (iv) the reasonable fees, expenses and costs incurred in complying with each of the conditions to Closing set forth in Section 3.

          (b) COUNSEL. Without limiting the generality of the foregoing, it is agreed and understood that the Company will pay, at the Closing, the statement for reasonable fees and disbursements of your special counsel and your special local counsel (if any) presented at the Closing and the Company will also pay, upon receipt of any statement therefor, each additional statement for reasonable fees and disbursements of your special counsel and your special local counsel (if any) rendered after the Closing in connection with the issuance of the Notes or the matters referred to in Section 1.5(a).

2.   WARRANTIES AND REPRESENTATIONS

     To induce you to enter into this Agreement and to purchase the Notes listed on Annex 1 below your name, the Company, the Guarantors and the Managing General Partners jointly and severally warrant and represent, as of the date hereof, as follows:

     2.1  NATURE OF BUSINESS.

     The Placement Memorandum (a copy of which previously has been delivered to you) correctly describes the general nature of the business and principal Properties of the Parent, each of the other Guarantors, the Company and the Managing General Partners as of the Closing Date.

     2.2  FINANCIAL STATEMENTS; INDEBTEDNESS; MATERIAL ADVERSE CHANGE.

          (a) FINANCIAL STATEMENTS. The Parent has provided you with its consolidated financial statements described in PART 2.2(a) OF ANNEX 3. Such financial statements have been prepared in accordance with GAAP consistently applied, and present fairly, in all material respects, the financial position of the Parent and its consolidated subsidiaries as of such dates and the results of their operations and cash flows for such periods. All such financial statements include the accounts of all subsidiaries of the Parent for the respective periods during which a subsidiary relationship has existed.

          (b) DEBT. PART 2.2(b) OF ANNEX 3 lists all Debt of the Company, the Guarantors and the Managing General Partners as of the Closing Date, and provides the following information with respect to each item of such Debt:

               (i)    the holder thereof;

               (ii)   the outstanding amount, as of the Closing Date;

               (iii)  the portion which is classified as current under GAAP;

               (iv)   the collateral securing such Debt, if any; and

               (v)    the maturity thereof.

          (c) MATERIAL ADVERSE CHANGE. Since December 31, 1995 there has been no change in the business, prospects, profits, Properties or condition (financial or otherwise) of the Company, any of the Guarantors or any of the Managing General Partners, except changes in the ordinary course of business that, individually or in the aggregate for all such changes, could not reasonably be expected to have a Material Adverse Effect.

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          (d)  SUMMARY AND PRO FORMA FINANCIAL INFORMATION.  All statements or summaries of historical financial condition and performance of the Parent, the Company and the other Subsidiaries included in the Placement Memorandum have been derived from financial statements and information prepared on a basis of accounting consistent with GAAP and with the accounting principles currently used by the Parent, to the extent applicable, except as noted therein. All PRO FORMA information with respect to the Parent, the Company and the other Subsidiaries included in the Placement Memorandum (collectively, the "PRO FORMA FINANCIAL INFORMATION") has been derived from financial statements and information prepared on a basis of accounting consistent with GAAP and with the accounting principles currently used by the Parent, except as noted therein, and all material assumptions on which the Pro Forma Financial Information were based are disclosed therein. The Pro Forma Financial Information has been prepared in good faith, have a reasonable basis and represent the good faith opinion of the Company as to the projected results of the operations of the Company. The estimates of future performance and financial condition set forth in the Pro Forma Financial Information, taken as a whole, are, in the good faith opinion of the Company, reasonably attainable, subject to the uncertainties and approximations inherent in any projections. No material events or facts have occurred or been discovered by the Company since the preparation of the Pro Forma Financial Information that would cause the Pro Forma Financial Information, taken as a whole, not to be reasonably attainable, and the Company does not have, on the Closing Date, any material obligations (whether accrued, matured, absolute, actual, contingent or otherwise) that are not reflected in the Pro Forma Financial Information, other than agreements to purchase real estate entered into in the ordinary course of the Company's business.

     2.3  SUBSIDIARIES AND AFFILIATES.

     There are no Subsidiaries other than the Company, Business Trust I, Business Trust II, West Virginia Partners, Renovation Partners, Lincoln, Norman, Carolina, Restaurant Acquisition Corp., USRP Renovation Corp. and Restaurant Contractor Corp. PART 2.3 OF ANNEX 3 sets forth:

          (a) the percentage of the equity interests of each Subsidiary owned by the Parent and the Company;

          (b) the name of each officer and director of each Managing General Partner;

          (c) a description of the Affiliates (other than individuals) and the nature of their affiliation; and

          (d) the name of each Person that owns more than five percent (5%) of any class of the capital stock of each Managing General Partner.

     Each of the Parent and the Company has good title to all of the equity interests it purports to own of each Subsidiary, free and clear in each case of any Lien.

     2.4  TITLE TO PROPERTIES; PATENTS, TRADEMARKS, ETC.

          (a) PROPERTIES. Each of the Company and the Guarantors has title to each of its Properties reflected in the most recent consolidated balance sheet of the Parent referred to in PART 2.2(A) OF ANNEX 3 (except as sold or otherwise disposed of in the ordinary course of business), except where the failure to have such title could not reasonably be expected to have a Material Adverse Effect. All such Property is free from Liens except for Liens (a) in favor of the Collateral Agent, (b) that would be permitted, after the Collateral Release Date, by Section 6.9(a), or (c) permitted by the Security Documents.

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          (b)  INTERESTS IN REAL PROPERTY.  PART 2.4(b) OF ANNEX 3 correctly describes each interest of the Company and the Guarantors in real Property, the holder or holders of each such interest, and the nature (fee simple, leasehold, easement or otherwise) and the extent of such interest.

          (c) LEASES. All leases necessary for the conduct of the respective businesses of the Company and the Guarantors (including, without limitation, all Leasehold Property Leases and all Restaurant Operator Leases) are valid and subsisting and are in full force and effect and no default or event of default that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect has occurred or exists thereunder. PART 2.4(c) OF ANNEX 3 correctly identifies each of such leases, setting forth in each case the lessor and lessee, the location of the subject Property and the expiration date of such lease and whether such lease is a Leasehold Property Lease or a Restaurant Operator Lease.

          (d) UCC MATTERS. Since its organization, neither the Company nor any Guarantor has

               (i) changed its name or operated all or a portion of its business under any name other than its present legal name, or

               (ii) changed the address of its principal executive office,

     except, in each case, as set forth on PART 2.4(d) OF ANNEX 3.

          (e) CERTAIN INTANGIBLES. Each of the Company and the Guarantors owns, possesses or has the right to use all of the patents, trademarks, service marks, trade names, copyrights and licenses, and rights with respect thereto, necessary for the present and currently planned future conduct of its business, without any known conflict with the rights of others, except for such failures to own, possess, or have the right to use, or for such conflicts, that, individually or in the aggregate for all such failures and conflicts, could not reasonably be expected to have a Material Adverse Effect.

     2.5  TAXES.

     All tax returns required to be filed by each of the Company, the Guarantors, the Managing General Partners and any other Person with which the Company, any Guarantor or any Managing General Partner files or has filed a consolidated return in any jurisdiction have been filed on a timely basis, and all taxes, assessments, fees and other governmental charges upon the Company, any of the Guarantors or any of the Managing General Partners or upon their respective Properties, income or franchises, that are due and payable have been paid, except for such tax returns and such tax payments that, in the aggregate for all such tax returns and payments, could not reasonably be expected to have a Material Adverse Effect. Neither the Company, any of the Guarantors nor any of the Managing General Partners knows of any proposed property, use or other tax assessment against any of the Company, the Guarantors, the Managing General Partners or any of their respective Properties which tax assessment could reasonably be expected to have a Material Adverse Effect, that, in each such case, is not reflected in full in the most recent balance sheet referred to in PART 2.2(a) OF ANNEX 3.

     2.6  PENDING LITIGATION.

          (a) PENDING LITIGATION. There are no proceedings, actions or investigations pending or, to the knowledge of the Company, the Guarantors or the Managing General Partners, threatened against or affecting the Company, any Guarantor or any Managing General Partner in any court or before any Governmental Authority or arbitration board or tribunal that, individually or in the aggregate for all such proceedings, actions and

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     investigations, could reasonably be expected to have a Material Adverse
     Effect.

          (b) VIOLATIONS. Neither the Company, any Guarantor nor any Managing General Partner is in default with respect to any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, individually or in the aggregate for all such defaults, could reasonably be expected to have a Material Adverse Effect.

     2.7  FULL DISCLOSURE.

     The financial statements referred to in PART 2.2(A) OF ANNEX 3 do not, nor does this Agreement, any other Financing Document, the Placement Memorandum or any written statement furnished by or on behalf of the Company, any of the Guarantors or any of the Managing General Partner to you in connection with the negotiation or the closing of the sale of the Notes, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein not misleading. There is no fact that the Company, the Guarantors and the Managing General Partners have not disclosed to you in the Placement Memorandum that has had or, so far as any such Person can now reasonably foresee, could reasonably be expected to have a Material Adverse Effect.

     2.8  ORGANIZATION AND AUTHORITY.

          (a) THE COMPANY, THE PARENT, WEST VIRGINIA PARTNERS, RENOVATION PARTNERS, PROPERTIES DEVELOPMENT, LINCOLN, NORMAN AND CAROLINA. Each of the Company, the Parent, West Virginia Partners, Renovation Partners, Properties Development, Lincoln, Norman and Carolina:

               (i) is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation;

               (ii) has all legal and partnership power and authority to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

               (iii) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, individually or in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

               (iv) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign limited partnership, in each state (each of which states is listed in PART 2.8 OF ANNEX 3) where the failure to be so qualified or licensed and authorized and in good standing, individually or in the aggregate for all such failures, could reasonably be expected to have a Material Adverse Effect.

          (b) BUSINESS TRUST I AND BUSINESS TRUST II. Each of Business Trust I and Business Trust II:

               (i) has been duly organized and is validly existing and in good standing under the laws of the State of Delaware;

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               (ii) has all power and authority to own and operate its
          Properties and to carry on its business as now conducted and as presently proposed to be conducted;

               (iii) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, individually or in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

               (iv) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign entity, in each state (each of which states is listed in PART 2.8 OF ANNEX 3) where the failure to be so qualified or licensed and authorized and in good standing, individually or in the aggregate for all such failures, could reasonably be expected to have a Material Adverse Effect.

          (c)  MANAGING GENERAL PARTNERS.  Each of the Managing General
     Partners:

               (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation;

               (ii) has all legal and corporate power and authority to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted;

               (iii) has all licenses, certificates, permits, franchises and other governmental authorizations necessary to own and operate its Properties and to carry on its business as now conducted and as presently proposed to be conducted, except where the failure to have such licenses, certificates, permits, franchises and other governmental authorizations, individually or in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect; and

               (iv) has duly qualified or has been duly licensed, and is authorized to do business and is in good standing, as a foreign corporation, in each state (each of which states is listed in PART 2.8 OF ANNEX 3) where the failure to be so qualified or licensed and authorized and in good standing, individually or in the aggregate for all such failures, could reasonably be expected to have a Material Adverse Effect.

     2.9  CHARTER INSTRUMENTS, OTHER AGREEMENTS.

     Neither the Company, any Guarantor nor any Managing General Partner is in violation in any respect of any term of their respective Partnership Agreement or any other constitutive document, instrument or bylaw, as the case may be, or of any agreement relating to, or providing the terms of, any Debt specified in PART 2.2 OF ANNEX 3. Neither the Company, any Guarantor nor any Managing General Partner is in violation of any term in any other agreement or other instrument to which it is a party or by which it or any of its Properties may be bound if the effect of such violation could reasonably be expect to have a Material Adverse Effect.

     Each Managing General Partner is the only general partner of its respective Guarantor. The general partnership interest of the Managing General Partners in each of their respective Guarantors is owned by such Managing General Partner free and clear of any Liens. Each of the Partnership Agreements constitutes the

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legal, valid and binding obligation of the Managing General Partner a party thereto, enforceable against such Managing General Partner in accordance with its terms, except as limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally, and subject to the availability of equitable remedies.

     2.10 RESTRICTIONS ON COMPANY AND GUARANTORS.

     Neither the Company, any Guarantor nor any Managing General Partner:

          (a) is a party to any contract or agreement, or subject to any partnership agreement, trust agreement, charter, bylaw or other restriction that, individually or in the aggregate for all such contracts, agreements, partnership agreements, trust agreements, charters and restrictions, could reasonably be expected to have a Material Adverse Effect;

          (b) is a party to any contract or agreement that restricts the right or ability of such partnership, corporation or business trust to incur Debt, other than this Agreement and the agreements listed in PART 2.10(b) OF ANNEX 3, none of which restricts the issuance and sale of the Notes by the Company or the performance by the Company, any Guarantor or any Managing General Partner of its respective obligations under this Agreement, the Notes or any of the other Financing Documents; or

          (c) has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 6.9.

     True, correct and complete copies of each of the agreements listed in PART 2.10(b) OF ANNEX 3 have been provided to you and your special counsel.

     2.11 COMPLIANCE WITH LAW.

     Each of the Company, the Guarantors and the Managing General Partners is in compliance with all applicable laws, ordinances, governmental rules or regulations (including, without limitation, all zoning, and subdivision ordinances and building codes) to which it is subject, except where the failure to so comply, individually or in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

     2.12 ERISA, ETC.

          (a) DISCLOSURE. PART 2.12(a) OF ANNEX 3 sets forth all ERISA Affiliates and all "employee benefit plans" with respect to which the Company, the Guarantors or the Managing General Partners or any "affiliate" thereof is a "party-in-interest" or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" and "party-in-interest" have the meanings specified in section 3 of ERISA and "affiliate" and "employer security" have the meanings specified in section 407(d) of ERISA).

          (b) PROHIBITED TRANSACTIONS. The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not result in a non-exempt prohibited transaction under section 406 of ERISA or in connection with which a tax could be imposed pursuant to sec-tion 4975(c)(1)(A) through section 4975(D), inclusive, of the IRC. The representation set forth in the immediately preceding sentence is made in reliance upon the representations in Section 1.3(b) as to the source of funds used by you.

          (c)  PENSION PLANS.

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               (i)   COMPLIANCE WITH ERISA.  The Parent, the Company, the other
          Guarantors, the Managing General Partners and the other ERISA Affiliates and each Pension Plan are in compliance with ERISA, except for such failures to comply that, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

               (ii) FUNDING STATUS. No "accumulated funding deficiency" (as defined in section 302 of ERISA and section 412 of the IRC), whether or not waived, exists with respect to any Pension Plan.

               (iii) PBGC. No liability to the PBGC has been or is expected to be incurred by the Parent, the Company, the other Guarantors, the Managing General Partners or any other ERISA Affiliate with respect to any Pension Plan that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No circumstance exists that constitutes grounds under section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, any Pension Plan or trust created thereunder, nor has the PBGC instituted any such proceeding.

               (iv) MULTIEMPLOYER PLANS. Except as set forth on PART 2.12(c) OF ANNEX 3, neither the Parent, the Company, the other Guarantors, the Managing General Partners nor any other ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan. Except as set forth on PART 2.12(c) OF ANNEX 3, there have been no "reportable events" (as defined in section 4043 of ERISA) with respect to any Multiemployer Plan that could result in the termination of such Multiemployer Plan and give rise to a liability of the Parent, the Company, the other Guarantors, the Managing General Partner or any other ERISA Affiliate in respect thereof.

          (d) NO FOREIGN PENSION PLANS. Neither the Company, any Guarantor nor any Managing General Partner now has, or at any time has had, any Foreign Pension Plan.

     2.13 ENVIRONMENTAL COMPLIANCE.

          (a) COMPLIANCE. Each of the Company, the Guarantors and the Managing General Partners is in compliance with all Environmental Protection Laws in effect in each jurisdiction where it is presently doing business and with respect to which the failure so to comply, individually or in the aggregate for all such failures, could reasonably be expected to have a Material Adverse Effect.

          (b) LIABILITY. Neither the Company, any Guarantor nor any Managing General Partner is subject to any liability under any Environmental Protection Laws that, individually or in the aggregate for all such liabilities, could reasonably be expected to have a Material Adverse Effect.

          (c) NOTICES. Neither the Company, any Guarantor nor any Managing General Partner has received any:

               (i) notice from any Governmental Authority by which any of its present or previously-owned or leased Properties has been identified in any manner by any Governmental Authority as a hazardous substance disposal or removal site, "Super Fund" clean-up site or candidate for removal or closure pursuant to any Environmental Protection Law;



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               (ii)  notice of any Lien arising under or in connection with any
          Environmental Protection Law that has attached to any revenues of, or to, any of its owned or leased Properties; or

               (iii) any communication, written or oral, from any Governmental Authority concerning action or omission by the Company or such Guarantor in connection with its ownership or leasing of any Property resulting in the release of any Hazardous Substance in violation of any Environmental Protection Law;

     where the effect of such notice or communication individually, or in the aggregate for all such notices and communications, could reasonably be expected to have a Material Adverse Effect.

          (d) ENVIRONMENTAL ASSESSMENTS. Except for those real Properties set forth on PART 2.13(d) OF ANNEX 3, a Phase I environmental assessment of all of the real Properties owned or leased by any one or more of the Company and each of the Guarantors at any time on or prior to the Closing Date has been obtained and reviewed by a Senior Officer of the Company or the Parent, as the case may be. Except as set forth in PART 2.13(d) OF ANNEX 3, no such Phase I environmental assessment has revealed any potential environmental issue that would warrant the conducting of a Phase II environmental assessment or any further action on the part of the Company or any Guarantor in respect thereof which would require remediation under existing laws. With respect to each of those real Properties identified on PART 2.13(d) OF ANNEX 3, the Company or one of the Guarantors has received contractual representations from Burger King Corporation as to the lack of environmental problems with respect to such Properties which in the good faith judgment of the Company, were reasonable in connection with the purchase of each such Property.

     2.14 SALE OF NOTES IS LEGAL AND AUTHORIZED; OBLIGATIONS ARE ENFORCEABLE.

          (a) SALE OF NOTES IS LEGAL AND AUTHORIZED. Each of the issuance, sale and delivery of the Notes by the Company, the execution and delivery of this Agreement and each other Financing Document by the Company and the Guarantors and compliance by the Company and each of the Guarantors with all of the provisions of this Agreement, the Notes and each of the other Financing Documents:

               (i) is within the partnership or trust powers, as the case may be, of the Company and each Guarantor; and

               (ii) is legal and does not conflict with, result in any breach of any of the provisions of, constitute a default under, or result in the creation of any Lien upon any Property of the Company, any Guarantor or any Managing General Partner under the provisions of, any agreement, any Partnership Agreement, any other constitutive documents, or any other instrument to which it is a party or by which it or any of its respective Properties may be bound.

          (b)  OBLIGATIONS ARE ENFORCEABLE.

               (i) This Agreement and each of the other Financing Documents has been duly authorized by all necessary action on the part of the Company, the Guarantors and the Managing General Partners, has been duly executed and delivered by authorized officers of each of the Company, the Guarantors and the Managing General Partners, and constitutes a legal, valid and binding obligation of the Company, the Guarantors and the Managing General Partners, enforceable in accordance with its respective terms; and



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               (ii)  the Notes have been duly authorized by all necessary action on the part of the Company, have been duly executed and delivered by authorized officers of its Managing General Partner on behalf of the Company, and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except that, in each case, the enforceability of this Agreement, the Notes and the other Financing Documents may be:

               (x) limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally; and

               (y)   subject to the availability of equitable remedies.

     2.15 GOVERNMENTAL CONSENT; CERTAIN LAWS.

          (a) GOVERNMENTAL CONSENT. Neither the nature of the Company, any Guarantor or any Managing General Partner, or of any of their respective businesses or Properties, nor any relationship between the Company, any Guarantor or any Managing General Partner and any other Person, nor any circumstance in connection with the offer, issuance, sale or delivery of the Notes and the execution and delivery of this Agreement and each of the other Financing Documents, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Company, any of the Guarantors or any of the Managing General Partner as a condition to the execution and delivery of this Agreement and the other Financing Documents or the offer, issuance, sale or delivery of the Notes (other than routine filings by the Parent with the Securities and Exchange Commission, applicable state securities commissions or any securities exchange on which the Securities of the Parent are listed (which are not required to be made prior to the Closing Date)).

          (b) CERTAIN LAWS. Neither the Company, any Guarantor nor any Managing General Partner is subject to regulation under, or otherwise required to comply with any filing, registration or notice provisions of,
     (i) the Investment Company Act of 1940, as amended, (ii) the Public Utility Holding Company Act of 1935, as amended, (iii) the Transportation Acts of the United States of America, 49 USC, as amended, or (iv) the Federal
     Power Act, as amended.

     2.16 PRIVATE OFFERING OF NOTES.

          (a) OFFERING OF NOTES. Neither the Company, any Guarantor, any Managing General Partner or the Placement Agents (the only Persons authorized or employed by the Company, the Guarantors or the Managing General Partners as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes or any similar Security of the Company or any of the Guarantors) has offered any of the Notes or any similar Security of the Company or any Guarantor for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than the number of Institutional Investors (including you) set forth in PART 2.16(a) OF ANNEX 3, each of whom was offered all or a portion of the Notes at private sale for investment.

          (b) REGISTRATION PROVISIONS. Neither the Company, any of the Guarantors or any of the Managing General Partners, nor any agent acting on their behalf, has taken any action that would subject the issue or sale of the Notes to the registration provisions of section 5 of the Securities Act or to the registration, qualification or other similar provisions of any securities or "blue sky" law of any applicable jurisdiction.



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     2.17 NO DEFAULTS UNDER NOTES.

     No event has occurred and no condition exists that, upon the execution and delivery of this Agreement and the other Financing Documents and the issuance of the Notes, would constitute a Default or an Event of Default.

     2.18 USE OF PROCEEDS OF NOTES.

          (a) USE OF PROCEEDS. The Company will apply the proceeds from the sale of the Notes in the manner specified in PART 2.18(a) OF ANNEX 3.

          (b) MARGIN SECURITIES. None of the transactions contemplated herein and in the Notes (including, without limitation, the use of the proceeds from the sale of the Notes) violates, will violate or will result in a violation of section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The obligations of the Company and the Guarantors under this Agreement, the Notes and the other Financing Documents are not and will not be "directly" or "indirectly" secured (within the meaning of such Regulation G) by any Margin Security, and no Notes are being sold on the basis of any such collateral.

          (c) ABSENCE OF FOREIGN OR ENEMY STATUS. Neither the sale of the Notes nor the use of proceeds from the sale thereof will result in a violation of any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended), or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

     2.19 COMPANY AND GUARANTORS.

     The Company and the Guarantors are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. The Guarantors will receive a direct economic and financial benefit from the Debt incurred under this Agreement by the Company, and the incurrence of such Debt is in the best interests of the Guarantors.

     2.20 SOLVENCY.

          (a) ASSETS GREATER THAN LIABILITIES. The fair value of the business and assets of the Company and each Guarantor is in excess of the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case both prior to and after giving effect to the transactions contemplated by the Financing Documents.

          (b) MEETING LIABILITIES. After giving effect to the transactions contemplated by the Financing Documents, neither the Company nor any Guarantor will

               (i) be engaged in any business or transaction, or about to engage in any business or transaction, for which it has unreasonably small assets or capital (within the meaning of the Uniform Fraudulent Transfer Act, the Uniform Fraudulent Conveyance Act and section 548 of the Federal Bankruptcy Code), and

               (ii)  will be unable to pay its debts as they mature.

          (c) INTENT. Neither of the Company nor any Guarantor is entering into this Agreement with any intent to hinder, delay or defraud any current or future creditors of the Company or any Guarantor.



U.S. RESTAURANT PROPERTIES OPERATING L.P.       14       NOTE PURCHASE AGREEMENT

     2.21 INSURANCE.

     Each of the Restaurant Operator Leases requires the "Tenant" or "Lessee" thereunder to maintain, for the benefit of one or more of the Company and the Guarantors, insurance substantially on the terms described in PART 2.21 OF ANNEX 3. In addition to such insurance maintained pursuant to the Restaurant Operator Leases, the Company and the Guarantors maintain such policies of insurance which are consistent with industry practice for owners of triple net leased real Properties, including, without limitation, commercial liability coverage.

     2.22 TRUE AND CORRECT COPIES.

     The Company and the Guarantors have delivered to you and your special counsel true, correct and complete copies of:

          (a)  the Partnership Agreements;

          (b) all Leasehold Property Leases and Restaurant Operator Leases set forth on PART 2.22 OF ANNEX 3; and

          (c) the Bank Credit Agreement, together with all documents and instruments executed in connection therewith (collectively, the "BANK DEBT DOCUMENTS").

There are no agreements or understandings between or among any one or more of the Company, the Guarantors, the Managing General Partners and the Banks, except as set forth in the Bank Debt Documents.

3.   CLOSING CONDITIONS

     Your obligations under this Agreement, including, without limitation, the obligation to purchase and pay for the Notes to be delivered to you at the Closing, are subject to the conditions precedent set forth below, and the failure by the Company and the Guarantors to satisfy all such conditions shall, at your election, relieve you of all such obligations. The failure of the Company and the Guarantors to satisfy such conditions shall not operate to relieve the Company and the Guarantors of their obligations hereunder or to waive any of your rights against the Company or the Guarantors.

     3.1  OPINIONS OF COUNSEL.

     You shall have received from

          (a) Middleberg Riddle & Gianna, counsel for the Company and the Guarantors (together with such local counsel opinions, if any, agreed upon prior to the Closing Date), and

          (b)  Hebb & Gitlin, a Professional Corporation, your special counsel,

closing opinions, each dated as of the Closing Date, substantially in the respective forms set forth in Exhibit B1 and Exhibit B2 hereto and as to such other matters as you may reasonably request. This Section 3.1 shall constitute direction by the Company and the Guarantors to such counsel named in the foregoing clause (a) to deliver such closing opinions to you.

     3.2  WARRANTIES AND REPRESENTATIONS TRUE; COMPLIANCE WITH FINANCING
          DOCUMENTS.

          (a) WARRANTIES AND REPRESENTATIONS TRUE. The warranties and representations of the Company, the Guarantors and the Managing General Partners contained in Section 2 and contained in the other Financing



U.S. RESTAURANT PROPERTIES OPERATING L.P.       15       NOTE PURCHASE AGREEMENT

     Documents, shall be true on the Closing Date with the same effect as though made on and as of that date.

          (b) COMPLIANCE WITH FINANCING DOCUMENTS. The Company, the Guarantors and the Managing General Partners shall have performed and complied with all agreements and conditions contained in the Financing Documents that are required to be performed or complied with by the Company, the Guarantors and the Managing General Partners on or prior to the Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

     3.3  OFFICERS' CERTIFICATES.

     You shall have received:

          (a) a certificate dated the Closing Date and signed by two Senior Officers of the Managing General Partner of the Company, substantially in the form of Exhibit C1 hereto;

          (b) with respect to each of the Guarantors that is a limited partnership, a certificate dated the Closing Date and signed by two Senior Officers of the Managing General Partner of such limited partnership, substantially in the form of Exhibit C2 hereto;

          (c) with respect to each of Business Trust I and Business Trust II, a certificate dated the Closing Date and signed by a trustee of such business trust, substantially in the form of Exhibit C3 hereto;

          (d) a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Managing General Partner of the Company, on behalf of the Company, substantially in the form of Exhibit D1 hereto;

          (e) with respect to each of the Guarantors that is a limited partnership, a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Managing General Partner of such Guarantor, on behalf of such Guarantor, substantially in the form of Exhibit D2 hereto; and

          (f) with respect to each of the Guarantors which is a business trust, a certificate dated the Closing Date and signed by a trustee of such Guarantor, substantially in the form of Exhibit D3 hereto.

     3.4  LEGALITY.

     The Notes shall on the Closing Date qualify as a legal investment for you under applicable insurance law (without regard to any "basket" or "leeway" provisions), and such acquisition shall not subject you to any penalty or other onerous condition contained in or pursuant to any such law or regulation, and you shall have received such evidence as you may reasonably request to establish compliance with this condition.

     3.5  PRIVATE PLACEMENT NUMBERS.

     The Company shall have obtained or caused to be obtained private placement numbers for the Series A Notes and the Series B Notes from the CUSIP Service Bureau of Standard & Poor's and you shall have been informed of such private placement numbers.

     3.6  EXPENSES.

     All fees and disbursements required to be paid at the Closing pursuant to Section 1.5(b) hereof shall have been paid in full.



U.S. RESTAURANT PROPERTIES OPERATING L.P.       16       NOTE PURCHASE AGREEMENT

     3.7  OTHER PURCHASERS.

     None of the Other Purchasers shall have failed to execute and deliver a Note Purchase Agreement or to accept delivery of or make payment for the Notes to be purchased by it on the Closing Date.

     3.8  BANK CREDIT AGREEMENT.

     The Company, the Parent, each of the Banks and the Bank Agent shall have entered into an amendment or an amendment and restatement of the Bank Credit Agreement on or before the Closing Date, in form and substance satisfactory to you, and the Bank Credit Agreement shall be in full force and effect on the Closing Date and no default or event of default shall exist thereunder. All conditions to closing specified in such amendment of the Bank Credit Agreement shall have been satisfied or waived on or prior to the Closing Date. The Company shall have delivered to you copies of all Bank Debt Documents, in each case certified as true and correct by a Senior Officer of the Company, and the Bank Debt Documents shall be in full force and effect.

     3.9  INTERCREDITOR/COLLATERAL AGENCY AGREEMENT.

     The Collateral Agent, the Banks, the Bank Agent, the Company, the Other Purchasers and you shall have entered into a intercreditor/collateral agency agreement on the Closing Date, substantially in the form of Exhibit E (as amended from time to time, the "INTERCREDITOR/COLLATERAL AGENCY AGREEMENT"), and the Intercreditor/Collateral Agency Agreement shall be in full force and effect on the Closing Date and each party thereto shall be in full compliance with its obligations thereunder.

     3.10 LEASES.

     The Company shall have delivered to you copies of each of the Leasehold Property Leases and Restaurant Operator Leases set forth on PART 2.22 OF ANNEX 3, in each case certified as true and correct by a Senior Officer of the Company, and each of such leases shall be in full force and effect.

     3.11 SECURITY DOCUMENTS; PERFECTION.

          (a) SECURITY DOCUMENTS. The Guarantors and the Collateral Agent, as the case may be, shall have entered into all of the Mortgages and Assignments of Rents and the other Security Documents, in each case, in form and substance satisfactory to the Purchasers, as set forth in PART A OF ANNEX 4 and all such Security Documents shall be in full force and effect on the Closing Date and each party thereto shall be in full compliance with its obligations thereunder. The Company shall have delivered to you in accordance with such Annex 4 copies of all of the Security Documents.

          (b) PERFECTION OF LIENS, ETC. Except with regard to acceptable post-closing procedures described on Annex 4, you shall have received such title reports, evidences and other assurances, in each case satisfactory to you, that all actions necessary to perfect the Liens of the Collateral Agent in the Collateral shall have been taken in accordance with the terms and provisions of the Security Documents, and confirmation thereof received by you. The Liens of the Collateral Agent in the Collateral shall be valid, enforceable and perfected, and the Collateral shall be subject to no other Liens except those Liens permitted pursuant to Section 6.9 and as permitted by the Security Documents.

     3.12 COMPLIANCE WITH THIS AGREEMENT.

     Each of the Company and the Guarantors shall have performed and complied with all agreements and conditions contained herein that are required to be performed or complied with by the Company and the Guarantors on or prior to the



U.S. RESTAURANT PROPERTIES OPERATING L.P.       17       NOTE PURCHASE AGREEMENT

Closing Date, and such performance and compliance shall remain in effect on the Closing Date.

     3.13 PROCEEDINGS SATISFACTORY.

     All proceedings taken in connection with the issuance and sale of the Notes and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith or in connection with your special counsel's closing opinion, all in form and substance reasonably satisfactory to you and your special counsel.

4.   PAYMENTS

     4.1  PAYMENT OF NOTES AT MATURITY.

          (a) SERIES A NOTES. The entire principal amount of the Series A Notes, together with accrued and unpaid interest thereon and all other amounts then due hereunder, shall be due and payable on January 31, 2000.

          (b) SERIES B NOTES. The entire principal amount of the Series B Notes, together with accrued and unpaid interest thereon and all other amounts then due hereunder, shall be due and payable on January 31, 2002.

     4.2  OPTIONAL PREPAYMENTS.

          (a) OPTIONAL PREPAYMENTS. The Company may, at any time and from time to time, prepay the principal amount of the Notes in part, in integral multiples of One Million Dollars ($1,000,000), or in whole, in each case together with:

               (i) an amount equal to the Make-Whole Amount on such date in respect of the principal amount of the Notes being so prepaid; and

               (ii) interest on such principal amount then being prepaid accrued to the prepayment date.

          (b) NOTICE OF OPTIONAL PREPAYMENT. The Company will give notice of any optional prepayment of the Notes to each holder of Notes not less than thirty (30) days or more than sixty (60) days before the date fixed for prepayment, specifying:

               (i)   such date;

               (ii) that such prepayment is to be made pursuant to Section 4.2 of this Agreement;

               (iii) the principal amount of each Note to be prepaid on such date;

               (iv) the interest to be paid on each such Note, accrued to the date fixed for payment; and

               (v) the calculation of an estimated Make-Whole Amount, if any (calculated as if the date of such notice was the date of prepayment), due in connection with such prepayment, accompanied by a copy of any applicable documentation used in connection with determining the Make-Whole Discount Rate in respect of such prepayment.

     Notice of prepayment having been so given, the aggregate principal amount of the Notes to be prepaid specified in such notice, together with the Make-Whole Amount as of the specified prepayment date with respect thereto, if any, and accrued interest thereon shall become due and payable



U.S. RESTAURANT PROPERTIES OPERATING L.P.       18       NOTE PURCHASE AGREEMENT
     on the specified prepayment date. Contemporaneously with such prepayment the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date, accompanied by a copy of any applicable documentation used in connection with determining the Make-Whole Discount Rate in respect of such prepayment.

     4.3  OFFER TO PREPAY UPON CHANGE IN CONTROL.

          (a)  NOTICE AND OFFER.  In the event of either

               (i)   a Change in Control, or

               (ii) the obtaining of knowledge of a Control Event by any officer of any of the Managing General Partners, any trustee or manager of Business Trust I or Business Trust II or by any officer, general partner or trustee of any other Subsidiary (including, without limitation, via the receipt of notice of a Control Event from any holder of Notes), then the Company will, within three (3) Business Days of (x) such Change in Control or (y) the obtaining of knowledge of such Control Event, as the case may be, give written notice of such Change in Control or Control Event to each holder of Notes. In the event of a Change in Control, such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, of the Notes of each Series held by such holder on a date specified in such notice (the "PROPOSED CONTROL PREPAYMENT DATE") that is contemporaneous with the date of such Change in Control.

          (b) CONDITION TO COMPANY ACTION. The Company will not take any action that consummates or finalizes a Change in Control unless

               (i) at least thirty (30) days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (a) of this Section 4.3, accompanied by the certificate described in subparagraph (d) of this Section 4.3, and

               (ii) contemporaneously with such action, it prepays all Notes required to be prepaid in accordance with this Section 4.3.

          (c) ACCEPTANCE AND PAYMENT; REJECTION. To accept such offered prepayment, a holder of Notes shall cause a notice of such acceptance (which notice of acceptance may be in respect of one or more Series of Notes held by such holder, but which notice need not treat Notes of all Series held by such holder in the same manner) to be delivered to the Company not later than fourteen (14) days after the date of receipt by such holder of the written offer of such prepayment. If so accepted, such offered prepayment shall be due and payable on the Proposed Control Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes, together with interest on the Notes then being prepaid accrued to the Proposed Control Prepayment Date. A failure to respond to any such written offer of payment as provided in this Section 4.3(c) shall be deemed to constitute a rejection of such offer.

          (d) OFFICER'S CERTIFICATE. Each offer to prepay the Notes pursuant to this Section 4.3 will be accompanied by an officer's certificate, executed by a Senior Officer of the Company and dated the date of such offer, specifying:

               (i)   the Proposed Control Prepayment Date;



U.S. RESTAURANT PROPERTIES OPERATING L.P.       19       NOTE PURCHASE AGREEMENT

               (ii)  the principal amount of each Note offered to be prepaid;

               (iii) the interest to be paid on each such Note, accrued to the Proposed Control Prepayment Date;

               (iv) that the conditions of this Section 4.3 have been fulfilled; and

               (v) in reasonable detail, the nature and date or proposed date of the Change in Control and a description of the Person or Persons that would, after giving effect to the Change in Control, hold the Voting Units of each of the Parent, the Company and the Managing General Partners of the Company and the Parent (and the percentage held by such Person or Persons of the total amount of such Voting Units).

          (e) NOTICE CONCERNING STATUS OF HOLDERS OF NOTES. Promptly after each Proposed Control Prepayment Date and the making of all prepayments contemplated on such Proposed Control Prepayment Date under this Section
     4.3 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each remaining holder of Notes a certificate signed by a Senior Officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes of each Series held by each such holder at such time.

     4.4  OFFER TO PREPAY UPON INVESTMENT GRADE RATING.

          (a) NOTICE AND OFFER. At any time after the Closing Date, so long as at such time

               (i) the Company shall have obtained an unsecured debt rating of "Baa3" or higher from Moodys Investor Services, Inc., "BBB-" or higher from Standard & Poors or "BBB-" or higher from Duff & Phelps Credit Rating Co. and

               (ii) the Banks shall have instructed the Collateral Agent in writing to release, on behalf of the Banks, all Collateral,

     then the Company shall be permitted, at its option, to send each holder of Notes (so long as such notice is given to all holders of Notes then outstanding) a written notice (the "INVESTMENT GRADE NOTICE") which shall constitute, an irrevocable offer to prepay all, but not less than all, of the Notes of each Series then outstanding held by such holder on a date specified in such notice (the "INVESTMENT GRADE PREPAYMENT DATE") that is at least thirty (30) days but not later than sixty (60) days after receipt of the Investment Grade Notice.

          (b) ACCEPTANCE AND PAYMENT; REJECTION. To accept such offered prepayment pursuant to the Investment Grade Notice, a holder of Notes shall cause a notice of such acceptance (which notice of acceptance must be in respect of all Notes held by such holder) to be delivered to the Company not later than fourteen (14) days after the date of receipt by such holder of the Investment Grade Notice. If so accepted, such offered prepayment shall be due and payable on the Investment Grade Prepayment Date. Such offered prepayment shall be made at one hundred percent (100%) of the principal amount of such Notes, together with interest on the Notes then being prepaid accrued to the Investment Grade Prepayment Date. A failure to respond to any such written offer of payment as provided in this
     Section 4.4(b) shall be deemed to constitute a rejection of such offer.
     A rejection (including any deemed rejection) of such offer shall require the holders rejecting such offer to comply with the provisions of
     Section 4.4(d) below.



U.S. RESTAURANT PROPERTIES OPERATING L.P.       20       NOTE PURCHASE AGREEMENT

          (c) NOTICE CONCERNING STATUS OF HOLDERS OF NOTES. Promptly after the Investment Grade Prepayment Date and the making of all prepayments contemplated on such Investment Grade Prepayment Date under this Section
     4.4 (and, in any event, within thirty (30) days thereafter), the Company shall deliver to each remaining holder of Notes a written notice (the "COLLATERAL RELEASE NOTICE") signed by a Senior Officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes of each Series held by each such holder at such time. The Collateral Release Notice must also state that pursuant to the provisions of Section 4.4(d) all or a portion of the Collateral securing such holder's Notes is subject to being released in accordance with such Section based on the action (or lack of action) of the Required Holders.

          (d)  RELEASE OF COLLATERAL.

               (i) In the event that any holder of Notes rejects (or is deemed to have rejected) the offer of prepayment under the Investment Grade Notice, such holder shall, at the direction of the Required Holders (determined after taking into consideration the prepayment of the Notes on the Investment Grade Prepayment Date) given within sixty
          (60) days of the receipt by all such holders of the Collateral Release Notice, instruct the Collateral Agent to release all of the Collateral in which case the Notes and the Unconditional Guaranty shall become unsecured on the date (the "COLLATERAL RELEASE DATE") which is the sixty-first day after the date of receipt by all of such holders of the Collateral Release Notice.

               (ii) If the Required Holders fail to elect to give the instruction contemplated by Section 4.4(d)(i) above, all holders of Notes shall be deemed to have directed the Collateral Agent to take any and all necessary actions to limit the Collateral securing the Notes to a specified pool of Properties to be identified by the Company. Such pool of Properties shall at all times have an aggregate net book value equal to or greater than twice the amount of the outstanding principal amount of the Notes. Upon such direction the Company shall identify the Properties to make up such pool (and if at such time, or from time to time thereafter, any of such Properties are not part of the Collateral, grant one or more Mortgages and Assignments of Rents to the Collateral Agent in such Properties in accordance with Section 6.11(b)) and the holders of Notes shall send written instructions to the Collateral Agent to release the Properties, if any, which are at such time part of the Collateral but not required to be included in such pool.

          (e) INVESTMENT GRADE NOTICE. Each Investment Grade Notice to each holder of Notes shall be executed by a Senior Officer of the Company and shall specify, in addition to the offer to prepay the Notes pursuant to this Section:

               (i)   the Investment Grade Prepayment Date;

               (ii)  the principal amount of each Note of such holder;

               (iii) the interest to be paid on each such Note, accrued to the Investment Grade Prepayment Date;

               (iv) that the conditions of this Section 4.4 have been fulfilled; and

               (v) that if such holder does not elect to accept the offer of prepayment contained in such Investment Grade Notice, all or a portion of the Collateral securing such holder's Notes is subject to



U.S. RESTAURANT PROPERTIES OPERATING L.P.       21       NOTE PURCHASE AGREEMENT
          being released in accordance with the provisions of Section 4.4(d) based on the action (or lack of action) of the Required Holders.

     The Investment Grade Notice shall be accompanied by written evidence, satisfactory to the Required Holders, that the conditions in clause (i) and clause (ii) of Section 4.4(a) have been satisfied.

     4.5  PRO RATA PAYMENTS.

     If at the time any prepayment under Section 4.2 hereof is due there is more than one Note outstanding, the aggregate principal amount of each such prepayment of the Notes shall be allocated among the Notes at the time outstanding (without distinguishing among the different Series) in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes then outstanding, with adjustments, to the extent practicable, to equalize for any prior prepayments not in such proportion.

     4.6  NOTATION OF NOTES ON PREPAYMENT.

     Upon any partial prepayment of a Note, such Note may, at the option of the holder thereof, be (but shall not be required to be):

          (a) surrendered to the Company pursuant to Section 5.2 hereof in exchange for a new Note in a principal amount equal to the principal amount remaining unpaid on the surrendered Note;

          (b) made available to the Company for notation thereon of the portion of the principal so prepaid; or

          (c) marked by such holder with a notation thereon of the portion of the principal so prepaid.

In case the entire principal amount of any Note is paid, such Note shall be surrendered to the Company for cancellation and shall not be reissued, and no Note shall be issued in lieu of the paid principal amount of any Note.

     4.7  NO OTHER OPTIONAL PREPAYMENTS.

     Except as provided in this Section 4, neither the Parent, the Company nor any other Subsidiary or Affiliate may make any optional prepayment (whether directly or indirectly by purchase or other acquisition) in respect of the Notes.

     4.8  INTEREST PAYMENTS.

     Interest shall accrue on the unpaid principal balance of the Notes on the basis of a 360-day year of twelve 30-day months:

          (a) SERIES A NOTES. With respect to the Series A Notes, at the rate of 8.06% PER ANNUM and shall be payable to the holders of the Series A Notes, in arrears, quarterly on the last day of April, July, October and January in each year, commencing on April 30, 1997, until the principal amount of the Series A Notes in respect of which such interest shall have accrued shall become due and payable, and interest shall accrue on any overdue principal (including any overdue prepayment of principal), Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest at a rate equal to the LESSER of (i) the highest rate allowed by applicable law, and (ii) 10.06% PER ANNUM, and



U.S. RESTAURANT PROPERTIES OPERATING L.P.       22       NOTE PURCHASE AGREEMENT

          (b) SERIES B NOTES. With respect to the Series B Notes, at the rate of 8.30% PER ANNUM and shall be payable to the holders of the Series B Notes, in arrears, quarterly on the last day of April, July, October and January in each year, commencing on April 30, 1997, until the principal amount of the Series B Notes in respect of which such interest shall have accrued shall become due and payable, and interest shall accrue on any overdue principal (including any overdue prepayment of principal), Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest at a rate equal to the LESSER of (i) the highest rate allowed by applicable law, and (ii) 10.30% PER ANNUM.

     4.9  PAYMENTS ON NOTES.

          (a) MANNER OF PAYMENT. The Company shall pay all amounts payable with respect to each Note (without any presentment of such Notes and without any notation of such payment being made thereon) by crediting, by federal funds bank wire transfer, the account of the holder thereof in any bank in the United States of America as may be designated in writing by such holder, or in such other manner as may be reasonably directed or to such other address in the United States of America as may be reasonably designated in writing by such holder. Annex 1 hereto shall be deemed to constitute notice, direction or designation (as appropriate) to the Company with respect to payments as aforesaid. In the absence of such written direction, all amounts payable with respect to each Note shall be paid by check mailed and addressed to the registered holder of such Note at the address shown in the register maintained by the Company pursuant to Section 5.1 hereof.

          (b) PAYMENTS DUE ON HOLIDAYS. If any payment due on, or with respect to, any Note shall fall due on a day other than a Business Day, then such payment shall be made on the first Business Day following the day on which such payment shall have so fallen due, PROVIDED that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following Business Day, such interest shall accrue and be payable to (but not including) the actual date of payment and the amount of the next succeeding interest payment shall be adjusted accordingly.

          (c) PAYMENTS, WHEN RECEIVED. Any payment to be made to the holders of Notes hereunder or under the Notes shall be deemed to have been made on the Business Day such payment actually becomes available to such holder at such holder's bank prior to 12:00 noon (local time of such bank).

5.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES; LIMITATION ON TRANSFER

     5.1  REGISTRATION OF NOTES.

     The Company will cause to be kept at its office maintained pursuant to
Section 6.3 a register for the registration and transfer of Notes. The name and address of each holder of one or more Notes, the outstanding principal amount and Series of each such Note, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. The Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof and the Company shall not be affected by any notice or knowledge to the contrary.

     5.2  EXCHANGE OF NOTES.

          (a) Upon surrender of any Note at the office of the Company maintained pursuant to Section 6.3 duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder's attorney duly authorized in writing, the



U.S. RESTAURANT PROPERTIES OPERATING L.P.       23       NOTE PURCHASE AGREEMENT

     Company will execute and deliver, at the Company's expense (except as provided below), new Notes in exchange therefor, of the same Series as such surrendered Note, in denominations of at least One Hundred Thousand Dollars ($100,000) (except as may be necessary to reflect any principal amount not evenly divisible by One Hundred Thousand Dollars ($100,000)), in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit A1 or Exhibit A2, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.

          (b) The Company will pay the cost of delivering to or from such holder's home office or custodian bank from or to the Company, insured to the reasonable satisfaction of such holder, the surrendered Note and any
     Note issued in substitution or replacement for the surrendered Note.

     5.3  REPLACEMENT OF NOTES.

     Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership (or of ownership by such Institutional Investor's nominee) of such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (PROVIDED that if the holder of such Note is an Institutional Investor or a nominee of such Institutional Investor, such Institutional Investor's own unsecured agreement of indemnity shall be deemed to be satisfactory for such purpose), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense will execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated
Note if no interest shall have been paid thereon.

     5.4  ISSUANCE TAXES.

     The Company will pay all taxes (other than taxes on the net income of any holder of Notes), if any, due in connection with and as the result of the initial issuance and sale of the Notes and in connection with any modification of this Agreement, the Notes or any other Financing Document and shall save each holder of Notes harmless without limitation as to time against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 5.4 shall survive the payment or prepayment of the Notes and the termination of this Agreement and the other Financing Documents.

     5.5  EXECUTION AND DELIVERY OF NOTES BY GUARANTORS.

     Each Guarantor shall, upon the issuance of any new Notes by the Company pursuant to Section 5.2 or Section 5.3, cause the confirmation of the Unconditional Guaranty provided therein to be duly executed and delivered in the form provided on Exhibit A1 or Exhibit A2, as applicable.



U.S. RESTAURANT PROPERTIES OPERATING L.P.       24       NOTE PURCHASE AGREEMENT

6.   COVENANTS

     The Company and the Guarantors covenant that on and after the Closing Date and so long as any of the Notes shall be outstanding:

     6.1  PAYMENT OF TAXES AND CLAIMS.

     Each of the Company and the Guarantors will, and will cause each other Subsidiary to, pay before they become delinquent:

          (a) all taxes, assessments and governmental charges or levies imposed upon it or its respective Property; and

          (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, landlords and other like Persons that, if unpaid, might result in the creation of a statutory, regulatory or common law Lien upon its Property,

PROVIDED, that items of the foregoing description need not be paid so long as such items are being actively contested in good faith and by appropriate proceedings, adequate book reserves in accordance with GAAP have been established and maintained with respect thereto, and such items, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     6.2  MAINTENANCE OF PROPERTIES; EXISTENCE; ETC.

     Each of the Company and the Guarantors will, and will cause each other Subsidiary to:

          (a) PROPERTY -- maintain its Property in good condition, ordinary wear and tear and obsolescence excepted, and make all necessary renewals, replacements, additions, betterments and improvements thereto, PROVIDED that this Section 6.2(a) shall not prevent the Company, any Guarantor or any other Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and such discontinuance could not reasonably be expected to have a Material Adverse Effect;

          (b) INSURANCE -- maintain or cause to be maintained, with financially sound and reputable insurers,

               (i) insurance with respect to its Property and business against such casualties and contingencies, of such types and in such amounts as is customary in the case of business entities of established reputations engaged in the same or a similar business and similarly situated, and

               (ii) such other insurance as is required to be maintained on its Property and business pursuant to section 6.2 of the Bank Credit Agreement;

          (c) FINANCIAL RECORDS -- keep accurate and complete books of records and accounts in which accurate and complete entries shall be made of all its business transactions and that will permit the provision of accurate and complete financial statements in accordance with GAAP;

          (d)  EXISTENCE AND RIGHTS --

               (i) (A) do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises, except



U.S. RESTAURANT PROPERTIES OPERATING L.P.       25       NOTE PURCHASE AGREEMENT

                         (I) where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and

                         (II) in connection with a Permitted REIT
                    Conversion;

               and

                    (B)  maintain each Subsidiary as a Subsidiary;

               in each case except as permitted by Section 6.7 and Section
               6.8(b);

          and

               (ii) maintain in full force and effect, comply with all of the terms and provisions of, and renew or extend the term of all Leasehold Property Leases and all Restaurant Operator Leases except where the failure to so maintain, comply, renew or extend, individually or in the aggregate for such failures, could not reasonably be expected to have a Material Adverse Effect; and

          (e) COMPLIANCE WITH LAW -- not be in violation of any law, ordinance or governmental rule or regulation to which it is subject (including, without limitation, any Environmental Protection Law) and not fail to obtain any license, certificate, permit, franchise or other governmental authorization necessary to the ownership of its Properties or to the conduct of its business if such violations or failures to obtain, individually or in the aggregate for such violations or failures, could reasonably be expected to have a Material Adverse Effect.

     6.3  PAYMENT OF NOTES AND MAINTENANCE OF OFFICE.

     The Company will punctually pay, or cause to be paid, the principal of and interest (and Make-Whole Amount, if any) on the Notes, as and when the same shall become due according to the terms of this Agreement and of the Notes, and will maintain an office at the address of the Company as provided in Section 11.1 where notices, presentations and demands in respect of this Agreement, the Notes or the other Financing Documents may be made upon it. Such office will be maintained at such address until such time as the Company shall notify the holders of the Notes of any change of location of such office, which will in any event be located within the United States of America.

     6.4  FIXED CHARGES COVERAGE RATIO.

     The Parent will not, at any time, permit the Fixed Charges Coverage Ratio to be less than 2.00 to 1.

     6.5  CONSOLIDATED PARTNERS' CAPITAL; DISTRIBUTIONS.

          (a) CONSOLIDATED PARTNERS' CAPITAL. The Parent will not, at any time, permit

               (i)  Consolidated Partners' Capital to be less than the SUM of

                    (A)  $60,000,000, PLUS

                    (B)  an aggregate amount equal to 100% of the Net
               Proceeds of Partnership Interests of the Parent and the Net Proceeds of Partnership Interests of the REIT Party (other than equity comprising the purchase price for real Property which is included in the Collateral) for the period commencing



U.S. RESTAURANT PROPERTIES OPERATING L.P.       26      NOTE PURCHASE AGREEMENT
               on the Closing Date and ending on the date of determination thereof, and

               (ii) Combined GAAP Partners' Capital to be less than the amount equal to

                    (A)  the SUM of

                         (I)   $100,000,000, PLUS

                         (II) an amount equal to 100% of the aggregate Net Proceeds of Partnership Interests of the Parent, the Company or any Affiliate (as defined in the Bank Credit Agreement in effect on the Closing Date) of either of them (other than equity comprising the purchase price for real Property paid by such Persons which is included in the Collateral) for the period commencing on the Closing Date and ending on the date of determination thereof,

               MINUS

                    (B) the amount of partners' capital returned to the holders of partnership interests (or other equity interests) in the Parent or the REIT Party after September 30, 1996.

          (b) DISTRIBUTIONS. Neither the Parent nor any Subsidiary will make any Distribution in any calendar year if:

               (i) the amount of such Distribution, together with all other Distributions made in such calendar year, would exceed an amount equal to the SUM of

                    (A) Consolidated Net Earnings for the portion of such calendar year ended as of the date of such proposed Distribution, PLUS

                    (B) the aggregate amount (to the extent, and only to the extent such aggregate amount was deducted in the computation of such Consolidated Net Earnings) of

                         (I) the amount of depreciation and amortization of the Parent, the Company and the other Subsidiaries, PLUS

                         (II) amounts in reduction of investment in direct financing leases of the Parent, the Company and the other Subsidiaries, PLUS

                         (III) provision for write-downs and dispositions of
                    real estate of the Parent, the Company and the other Subsidiaries; or

               (ii) as of the time of such Distribution, or after giving effect thereto, a Default or an Event of Default exists or would exist.

     Notwithstanding anything to the contrary contained in this Section 6.5(b), the obligations set forth in this Section 6.5(b) shall remain full force and effect only so long as the Bank Credit Agreement contains a provision substantially similar to section 7.1 of the Bank Credit Agreement (as in effect on the Closing Date) relating to Distributions.

     6.6  MAINTENANCE OF CONSOLIDATED FUNDED DEBT.



U.S. RESTAURANT PROPERTIES OPERATING L.P.       27       NOTE PURCHASE AGREEMENT

     The Parent will not at any time permit Consolidated Funded Debt to exceed 55% of Consolidated Total Capitalization determined at such time.

     6.7  MERGER, CONSOLIDATION, ETC.

     The Parent will not, and will not permit the Company or any other Subsidiary to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that (x) the Company may consolidate with or merge with the Parent in connection with a Permitted REIT Conversion and (y) a Subsidiary (other than the Company) may (I) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, the Parent or a Wholly-Owned Subsidiary and (II) convey, transfer or lease all of its assets in compliance with the provisions of Section 6.8), PROVIDED that, subject in all cases to the provisions set forth in Section 4.3, the foregoing restriction does not apply to the consolidation or merger of the Parent with, or the conveyance, transfer or lease of substantially all of the assets of the Parent in a single transaction or series of transactions to, any Person so long as:

           (a) the successor entity formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Parent as an entirety, as the case may be (the "SUCCESSOR ENTITY"), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

           (b) if the Parent is not the Successor Entity, such entity shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Notes and the other Financing Documents (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Parent shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

           (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of substantially all of the assets of the Parent shall have the effect of releasing the Parent or any Successor Entity from its liability under this Agreement, the Notes or the other Financing Documents.

     6.8  SALE OF ASSETS, ETC.

          (a) SALE OF ASSETS. Except as permitted under Section 6.7, the Parent and the Company will not, nor will the Parent or the Company permit any other Subsidiary to, make any Asset Disposition unless:

               (i) in the good faith opinion of the Parent or the Company, as the case may be, the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the Property exchanged and is in the best interest of the Parent, the Company or such other Subsidiary;

               (ii) immediately after giving effect to the Asset Disposition, no Default or Event of Default would exist; and

               (iii) immediately after giving effect to the Asset Disposition, the Disposition Value of all Property that was the subject of any Asset Disposition occurring on or after the Closing



U.S. RESTAURANT PROPERTIES OPERATING L.P.       28       NOTE PURCHASE AGREEMENT

          Date would not exceed 25% of Consolidated Total Assets as of the end of the then most recently ended fiscal quarter of the Parent.

     If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application or a Property Reinvestment Application within 365 days after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (iii) of this Section 6.8(a) as of any date, shall be deemed not to be an Asset Disposition.

          (b) DISPOSAL OF OWNERSHIP OF A SUBSIDIARY. The Parent and the Company will not, and will not permit any other Subsidiary to, sell or otherwise dispose of any shares of Subsidiary Stock, nor will the Parent or the Company permit any such Subsidiary to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, PROVIDED that the foregoing restrictions do not apply to:

               (i) the issue of directors' qualifying shares by any such Subsidiary;

               (ii) any such Transfer of Subsidiary Stock constituting a Transfer described in clause (a) of the definition of "Asset Disposition"; and

               (iii) the Transfer of all of the Subsidiary Stock of a Subsidiary owned by the Parent and the other Subsidiaries if:

                     (A) such Transfer satisfies the requirements of Section 6.8(a)(iii),

                     (B) in connection with such Transfer the entire Investment (whether represented by stock, Debt, claims or otherwise) of the Parent and the other Subsidiaries in such Subsidiary is sold, transferred or otherwise disposed of to a Person other than (x) the Company, (y) another Subsidiary not being simultaneously disposed of, or (z) an Affiliate, and

                     (C) the Subsidiary being disposed of has no continuing Investment in any other Subsidiary not being simultaneously disposed of or in the Parent.

          (c)  OWNERSHIP OF THE COMPANY.  Notwithstanding the provisions of
     Section 6.8(a) or Section 6.8(b), or any of the other terms or provisions hereof, at all times prior to a Permitted REIT Conversion,

               (i) the Parent shall own and control at least 99.01% of the outstanding limited partnership interests of the Company, and

               (ii) U.S. Restaurant Properties, Inc. shall own and control all of the limited partnership interests of the Company not owned by the Parent.

     6.9  LIENS.

          (a) NEGATIVE PLEDGE. The Parent and the Company will not, and will not permit any other Subsidiary to, at any time after the Collateral Release Date, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any Property (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Parent, the Company or any such other Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby



U.S. RESTAURANT PROPERTIES OPERATING L.P.       29       NOTE PURCHASE AGREEMENT
     secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

               (i) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Section 6.1;

               (ii)  Liens

                     (A)  arising from judicial attachments and judgments,

                     (B)  securing appeal bonds or supersedeas bonds, and

                     (C) arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose),

          PROVIDED that (1) the execution or other enforcement of such Liens is effectively stayed, (2) the claims secured thereby are being actively contested in good faith and by appropriate proceedings, (3) adequate book reserves shall have been established and maintained and shall exist with respect thereto, and (4) the aggregate amount so secured is a Permitted Other Secured Obligation;

               (iii) Liens incidental to the conduct of the business of the Parent, the Company and the other Subsidiaries or to the ownership of the Property and assets of such Person, including pledges or deposits in connection with workers' compensation and social security taxes, assessments and charges, PROVIDED that such Liens

                     (A) were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and

                     (B) do not, in the aggregate for all such Liens, otherwise materially detract from the value of such Property or assets or materially impair the use thereof in the operation of the business of such Person;

               (iv) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the use of the affected Property in the ordinary conduct of the business of the Parent, the Company or any of the other Subsidiaries, PROVIDED that such Liens do not, in the aggregate for all such Liens, materially detract from the value of such Property;

               (v)   Liens existing on the Closing Date and fully described in
          PART 6.9(a) OF ANNEX 3;

               (vi) Liens on property or assets of the Parent, the Company or any other Subsidiary securing Debt owing to the Parent, the Company or to another Wholly-Owned Subsidiary;

               (vii) Liens securing renewals, extensions (as to time) and refinancings of Debt secured by the Liens described in clause (v) of this Section 6.9(a), PROVIDED that

                     (A) the amount of Debt secured by each such Lien is not increased in excess of the amount of such Debt outstanding on the date of such renewal, extension or refinancing,



U.S. RESTAURANT PROPERTIES OPERATING L.P.       30       NOTE PURCHASE AGREEMENT

                      (B) none of such Liens is extended to encumber or otherwise relate to or cover any additional Property of the Parent, the Company or any other Subsidiary, and

                      (C) immediately prior to, and immediately after the consummation of such renewal, extension or refinancing, and after giving effect thereto, no Default or Event of Default exists or would exist;

               (viii) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of Property (or any improvement thereon) acquired or constructed by the Parent, the Company or any other Subsidiary after the Closing Date, PROVIDED that

                      (A) any such Lien shall extend solely to the item or items of such Property (or improvement thereon) so acquired or constructed and, if required by the terms of the instrument originally creating such Lien, other Property (or improvement thereon) which is an improvement to or is acquired for specific use in connection with such acquired or constructed Property (or improvement thereon) or which is real Property being improved by such acquired or constructed Property (or improvement thereon),

                      (B) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the Fair Market Value (as determined in good faith by the board of directors of the Managing General Partner of the Company or other managing board of the Company) of such Property (or improvement thereon) at the time of such acquisition or construction, and

                      (C) any such Lien shall be created contemporaneously with, or within 180 days after, the acquisition or construction of such Property; and

               (ix) any Lien renewing, extending or refunding any Lien permitted by the foregoing clause (viii), PROVIDED that (A) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased, (B) such Lien is not extended to any other Property, and (C) immediately prior to and after such extension, renewal or refunding no Default or Event of Default would exist;

               (x) any Lien existing on Property of a Person immediately prior to its being consolidated with or merged into the Parent, the Company or another Subsidiary or its becoming a Subsidiary, or any Lien existing on any Property acquired by the Parent, the Company or any other Subsidiary at the time such Property is so acquired (whether or not the Debt secured thereby shall have been assumed), PROVIDED that

                      (A) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of Property,

                      (B) each such Lien shall extend solely to the item or items of Property so acquired and, if required by the terms of the instrument originally creating such Lien, other Property which is an improvement to or is acquired for specific use in connection with such acquired Property, and



U.S. RESTAURANT PROPERTIES OPERATING L.P.       31       NOTE PURCHASE AGREEMENT

                      (C) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to 100% of the Fair Market Value (as determined in good faith by the board of directors of the Managing General Partner of the Company or other managing board of the Company) of such Property at the time of such acquisition;

               (xi) other Liens on Property of the Parent, the Company or the other Subsidiaries not otherwise permitted pursuant to clause (i) through clause (x), inclusive, of this Section 6.9(a), PROVIDED that

                      (A) the Debt or other obligation secured by such Lien is a Permitted Other Secured Obligation; and

                      (B) prior to, and after giving effect to the incurrence, assumption or creation of any such Lien, and to any concurrent application of the proceeds of any Debt or other obligation secured thereby, no Default or Event of Default would exist.

          (b) FINANCING STATEMENTS. The Parent and the Company will not, and will not permit any other Subsidiary to, sign or file a financing statement under the Uniform Commercial Code of any jurisdiction that names the Parent, the Company or any other Subsidiary as debtor, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, except, in any such case, a financing statement filed or to be filed to perfect or protect a security interest that the Parent, the Company or any such other Subsidiary is entitled to create, assume or incur, or permit to exist, under the foregoing provisions of this Section 6.9 or to evidence solely for informational purposes a lessor's interest in Property leased to the Parent, the Company or any such other Subsidiary.

          (c) DEEMED INCURRENCE OF LIENS. For the purposes of this Section 6.9, any Person becoming a Subsidiary after the Collateral Release Date shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Subsidiary, and any Person extending, renewing or refunding any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

     6.10 UNENCUMBERED ASSET RATIO.

     The Parent will not, at any time after the Collateral Release Date, permit the Unencumbered Asset Ratio to be less than 1.50 to 1.

     6.11 ADDITIONAL SECURITY.

          (a) ADDITIONAL SUBSIDIARIES. The Parent and the Company will, not later than ten (10) Business Days after any Person becomes a Subsidiary, cause such Person to

               (i) if such Person is required by the Bank Credit Agreement to deliver the Banks (or the Bank Agent, for the benefit of the Banks) a Guaranty of the Debt evidenced by the Bank Credit Agreement, but in any event if such Person is an Affiliate which the Company elects to be the REIT Party after complying with the provisions of this Section 6.11, execute and deliver to each holder of Notes manually signed originals of a guaranty agreement containing terms substantially identical to the terms of the Unconditional Guaranty, and

               (ii)   if the Collateral Release Date shall not have occurred,



U.S. RESTAURANT PROPERTIES OPERATING L.P.       32       NOTE PURCHASE AGREEMENT

                      (A) manually signed originals of a joinder agreement providing that such Person shall become a party to the Intercreditor/Collateral Agency Agreement,

                      (B) copies of manually signed originals of Mortgages and Assignment of Rents creating first priority Liens on all real Properties and related leases and rents of such Person in favor of the Collateral Agent, and

                      (C) copies of manually signed originals of any one or more ALTA (1970-B) Mortgage Loan Policies of Title Insurance issued by a financially sound and reputable title insurance company with respect to each of the interests in real Property covered by such Mortgages and Assignments of Rents.

     The foregoing items shall be accompanied by (i) a written notice, signed by a Senior Officer of the Company, making reference to this Section of this Agreement, stating that such Person shall have become a Subsidiary and specifying the manner in which such Person shall have become a Subsidiary, the jurisdiction of organization of such Person and the percentage of its equity interests (and the nature of such equity interests) owned by the Parent, the Company and the other Subsidiaries,
     (ii) copies of the corporate charter and bylaws, limited partnership agreement or other constitutive documents of such Person and resolutions of the board of directors of such Person or its managing general partner or other Person having managerial power with respect to such Person authorizing its execution and delivery of the foregoing agreements and the transactions contemplated thereby (in each case, certified as correct and complete copies by the secretary or an assistant secretary or similar officer of such Person) and (iii) a legal opinion, satisfactory in form, scope and substance to the Required Holders, of independent counsel to the effect (A) that the Financing Documents to which such Person is then becoming a party are enforceable in accordance with their terms and (B) if the Collateral Release Date shall not yet have occurred, that the Liens against the Property of such Person shall have been created and perfected in accordance with the requirements of the Security Documents.

          (b) ADDITIONAL PROPERTIES. If the Collateral Release Date shall have not occurred, the Parent and the Company will, not later than ten
     (10) Business Days after the Parent, the Company or any other Subsidiary acquires any interest in real Property (other than real Property located in the State of Florida) not owned by such Person on the Closing Date (such Property being referred to as "AFTER-ACQUIRED PROPERTY") execute and deliver, or cause such Subsidiary to execute and deliver to each holder of Notes and the Collateral Agent,

               (i) manually signed originals of Mortgages and Assignments of Rents creating first priority Liens on all such After-Acquired Property and related leases and rents of such Person in favor of the Collateral Agent, and

               (ii) one or more ALTA (1970-B) Mortgage Loan Policies of Title Insurance issued by a financially sound and reputable title insurance company with respect to each of the interests in each parcel or item of After-Acquired Property covered by such Mortgages and Assignments of Rents.

     The Parent and the Company will, before the Parent, the Company, any other Subsidiary shall acquire any interest in real Property not owned by such Person on the Closing Date, obtain (and a Senior Officer of the Company will review) a Phase I environmental assessment of such real Property and, in each such case, if any potential environmental issue is revealed by such Phase I environmental assessment that could reasonably be expected to result in the real Property being in violation of applicable law, a



U.S. RESTAURANT PROPERTIES OPERATING L.P.       33       NOTE PURCHASE AGREEMENT
     satisfactory Phase II environmental assessment of such real Property shall be obtained and reviewed by a Senior Officer of the Company or the Parent, as the case may be, prior to consummating such acquisition.

          (c) COLLATERAL RATIO. Notwithstanding the foregoing provisions of this Section 6.11, if the Notes are to be secured as provided in Section 4.4(d)(ii), the Company shall comply with the provisions of this Section
     6.11 to insure that the aggregate net book value of the Collateral at all times is not less than 200% of the outstanding principal amount of the Notes.

     6.12 TRANSACTIONS WITH AFFILIATES.

     The Parent and the Company will not, and will not permit any other Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate, except in the ordinary course of, and pursuant to the reasonable requirements of, the business of the Parent, the Company or such other Subsidiary and upon fair and reasonable terms no less favorable to the Parent, the Company or such other Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

     6.13 RESTRICTIONS ON DIVIDENDS, ETC.

     The Parent and the Company will not permit any Subsidiary to create or otherwise cause or suffer to exist or become effective any restriction (other than statutory, regulatory or common law restrictions) on the right or power of any Subsidiary to

          (a) pay dividends or make any other distributions on such Subsidiary's capital stock, limited partnership interests or other equity interests,

          (b) pay any Debt owed by such Subsidiary to the Parent, the Company or any other Subsidiary, or

          (c) transfer any of its Property to the Parent, the Company or any other Subsidiary.

     6.14 NATURE OF BUSINESS.

     The Parent and the Company will not, nor will they permit any other Subsidiary to, engage in any business if, as a result thereof, the principal businesses of the Parent, the Company and the other Subsidiaries, taken as a whole, would be other than that of developing, acquiring, owning, and managing income-producing properties which are leased on a triple net basis to operators of fast food and casual dining restaurants, primarily Burger King and other national and regional brands.

     6.15 PENSION PLANS.

          (a) COMPLIANCE. The Parent and the Company will, and will cause each ERISA Affiliate to, at all times with respect to each Pension Plan comply with all applicable provisions of ERISA and the IRC.

          (b) PROHIBITED ACTIONS. The Parent and the Company will not, and will not permit any ERISA Affiliate to:

               (i) engage in any "prohibited transaction" (as such term is defined in section 406 of ERISA or section 4975 of the IRC) or "reportable event" (as such term is defined in section 4043 of ERISA) that could result in the imposition of a tax or penalty;



U.S. RESTAURANT PROPERTIES OPERATING L.P.       34       NOTE PURCHASE AGREEMENT

               (ii) incur with respect to any Pension Plan any "accumulated funding deficiency" (as such term is defined in section 302 of ERISA), whether or not waived;

               (iii) terminate any Pension Plan in a manner that could result in the imposition of a Lien on the Property of the Parent, the Company or any other Subsidiary pursuant to section 4068 of ERISA or the creation of any liability under section 4062 of ERISA;

               (iv)  fail to make any payment required by section 515 of ERISA;

               (v) incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan or any liability as a result of the termination of any Multiemployer Plan; or

               (vi) incur any liability or suffer the existence of any Lien on the Property of the Parent, the Company or any ERISA Affiliate, in either case pursuant to Title I or Title IV of ERISA or pursuant to the penalty or excise tax or security provisions of the IRC, if the aggregate amount of the taxes, penalties, funding deficiencies, interest, amounts secured by Liens, and other liabilities in respect of any of the foregoing could reasonably be expected to have a Material Adverse Effect.

          (c) FOREIGN PENSION PLANS. The Parent and the Company will, and will cause each other Subsidiary to, at all times, comply in all material respects with all laws, regulations and orders applicable to the establishment, operation, administration and maintenance of all Foreign Pension Plans, and pay when due all premiums, contributions and any other amounts required by applicable Foreign Pension Plan documents or applicable laws, except where the failure to comply with such laws, regulations and orders, and to make such payments, in the aggregate for all such failures, could not reasonably be expected to have a Material Adverse Effect.

     6.16 PRIVATE OFFERING.

     The Parent and the Company will not, and will not permit any Person acting on their behalf to, offer the Notes or any part thereof or any similar Securities for issue or sale to, or solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of the Notes within the provisions of section 5 of the Securities Act.

     6.17 AMENDMENT OF PARTNERSHIP DOCUMENTS.

     The Parent and the Company shall not modify, amend, supplement or terminate, or agree to amend, modify, supplement or terminate, either

          (a) the Parent Partnership Certificate or the Parent Partnership Agreement, or

          (b) the Company Partnership Certificate or the Company Partnership Agreement,

except in connection with a Permitted REIT Conversion and as described in the proxy statement delivered to the partners of the Parent in connection with the Permitted REIT Conversion. Neither the Parent nor the Company shall allow or permit any removal, addition or substitution of a general partner in the Parent or the Company. Notwithstanding anything to the contrary contained in this Section 6.17, the obligations set forth in this Section
6.17 shall remain in full force and effect only so long as the Bank Credit Agreement contains a provision substantially similar to section 7.15 of the Bank Credit Agreement (as in effect



U.S. RESTAURANT PROPERTIES OPERATING L.P.       35       NOTE PURCHASE AGREEMENT
on the Closing Date) relating to modifications to the partnership organization of the Company or the Parent.

     6.18 POST-CLOSING MATTERS.

     The Parent and the Company agree, and will cause each Subsidiary, to deliver the Mortgages and Assignment of Rents designated to be delivered post-closing in PART B OF ANNEX 4 in accordance with the terms and provisions of such Annex.

     6.19 EXCLUDED SECURITIZATION SUBSIDIARY.

     The Parent and the Company agree, at all times when the Excluded Securitization Subsidiary shall exist, not to, directly or indirectly, take, nor to permit any Subsidiary to take, any action which would result in the assets and liabilities of any one or more of the Parent, the Company or any Subsidiary being substantively consolidated with and into the assets and liabilities of the Excluded Securitization Subsidiary in the bankruptcy proceedings of the Excluded Securitization Subsidiary. The Parent and the Company agree, within fifteen (15) days of the written request of the Required Holders, to cause a legal opinion (of counsel reasonably satisfactory to the Required Holders) to be delivered to the holders of Notes which opinion states that, at such time, the assets and liabilities of any one or more of the Parent, the Company or any Subsidiary would not be substantively consolidated with and into the assets and liabilities of the Excluded Securitization Subsidiary in the bankruptcy proceedings of the Excluded Securitization Subsidiary. Such legal opinion shall not be subject to any qualifications other than those which are typically found in legal opinions covering such matters.

7.   INFORMATION AS TO PARENT, COMPANY AND OTHER SUBSIDIARIES

     7.1  FINANCIAL AND BUSINESS INFORMATION.

     The Company and the Guarantor will deliver to each holder of Notes (and, with respect to the matters identified in clause (i) and clause (j) hereof, the Collateral Agent):

          (a) QUARTERLY STATEMENTS -- as soon as practicable after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), and in any event within forty-five (45) days thereafter, duplicate copies of

               (i) (A) consolidated balance sheets of the Parent and the Subsidiaries and (B) a balance sheet of the REIT Party, in each case, as at the end of such quarter, and

               (ii) (A) consolidated statements of income and partners' capital and cash flows of the Parent and the Subsidiaries and (B) a statement of income and partners' capital and cash flows of the REIT Party, in each case, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally and certified as complete and correct, subject to changes resulting from year-end adjustments, by a Senior Financial Officer, and accompanied by the certificate required by Section
     7.2 hereof;

          (b) ANNUAL STATEMENTS -- as soon as practicable after the end of each fiscal year of the Parent, and in any event within ninety (90) days thereafter, duplicate copies of



U.S. RESTAURANT PROPERTIES OPERATING L.P.       36       NOTE PURCHASE AGREEMENT

               (i) (A) consolidated balance sheets of the Parent and the Subsidiaries and (B) a balance sheet of the REIT Party, in each case, as at the end of such year, and

               (ii) consolidated statements of income and partners' capital and cash flows of the Parent and the Subsidiaries and (B) a statement of income and partners' capital and cash flows of the REIT Party, in each case, for such year, setting forth in each case in comparative form consolidated figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP and accompanied by

                     (A) in the case of such financial statements, an opinion of independent certified public accountants of recognized national standing, which opinion shall, without qualification (including, without limitation, qualifications related to the scope of the audit or the ability of the Parent or any Subsidiary to continue as a going concern), state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances,

                     (B) a certification by a Senior Financial Officer that such statements are complete and correct, and

                     (C)  the certificates required by Section 7.2 and
               Section 7.3 hereof;

          (c) AUDIT REPORTS -- promptly upon receipt thereof, a copy of each other report submitted to the Parent, the Company or any other Subsidiary at any time after the Closing Date by independent accountants in connection with any annual, interim or special audit made by them of the books of the Parent, the Company or any other Subsidiary;

          (d)  SEC AND OTHER REPORTS -- promptly upon their becoming available:

               (i) each financial statement, report, notice or proxy statement sent by the Parent, the Company or any other Subsidiary to limited partners, stockholders or other holders of equity interests generally,

               (ii) each regular or periodic report (including, without limitation, each Form 10-K, Form 10-Q and Form 8-K), any registration statement which shall have become effective, and each final prospectus and all amendments thereto filed by the Parent, the Company or any other Subsidiary with the Securities and Exchange Commission (and any successor agency), and

               (iii) all press releases and other statements made available by the Parent, the Company or any other Subsidiary to the public concerning material developments in the business of the Parent, the Company or the other Subsidiaries;

          (e) NOTICE OF DEFAULT OR EVENT OF DEFAULT -- within two (2) Business Days of a Senior Officer of the Company or any Guarantor becoming aware of the existence of any condition or event which constitutes a



U.S. RESTAURANT PROPERTIES OPERATING L.P.       37       NOTE PURCHASE AGREEMENT

     Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company and the Guarantors are taking or propose to take with respect thereto;

          (f) NOTICE OF CLAIMED DEFAULT -- within two (2) Business Days of a Senior Officer of the Company or any Guarantor becoming aware that the holder of any Note, or of any other Debt of the Parent, the Company or any other Subsidiary, shall have given notice or taken any other action with respect to a claimed Default, Event of Default, default or event of default, a written notice specifying the notice given or action taken by such holder and the nature of the claimed Default, Event of Default, default or event of default and what action the Company and the Guarantors are taking or propose to take with respect thereto;

          (g)  ERISA --

               (i) within two (2) Business Days of becoming aware of the occurrence of any "reportable event" (as such term is defined in section 4043 of ERISA) for which notice thereof has not been waived pursuant to regulations of the DOL, or "prohibited transaction" (as such term is defined in section 406 of ERISA or section 4975 of the
          IRC) in connection with any Pension Plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Company and the Guarantors are taking or propose to take with respect thereto, and, when known, any action taken by the IRS, the DOL or the PBGC with respect thereto; and

               (ii) prompt written notice of and, where applicable, a description of

                    (A) any notice from the PBGC in respect of the commencement of any proceedings pursuant to section 4042 of ERISA to terminate any Pension Plan or for the appointment of a trustee to administer any Pension Plan, and any distress termination notice delivered to the PBGC under section 4041 of ERISA in respect of any Pension Plan, and any determination of the PBGC in respect thereof,

                    (B) the placement of any Multiemployer Plan in reorganization status under Title IV of ERISA, any Multiemployer Plan becoming "insolvent" (as such term is defined in section 4245 of ERISA) under Title IV of ERISA, or the whole or partial withdrawal of the Parent, the Company or any other ERISA Affiliate from any Multiemployer Plan and the withdrawal liability incurred in connection therewith, or

                    (C) the occurrence of any event, transaction or condition that could result in the incurrence of any liability of the Parent, the Company or any other ERISA Affiliate or the imposition of a Lien on the Property of the Parent, the Company or any other ERISA Affiliate, in either case pursuant to Title I or Title IV of ERISA or pursuant to the penalty or excise tax or security provisions of the IRC,

     PROVIDED that the Company and the Guarantors shall not be required to deliver any such notice at any time when the aggregate amount of the actual or potential liability of the Parent, the Company and the other Subsidiaries in respect of all such events could not reasonably be expected to have a Material Adverse Effect;

          (h) ACTIONS, PROCEEDINGS -- promptly after the commencement of any action or proceeding relating to the Parent, the Company or any other Subsidiary in any court or before any Governmental Authority or arbitration board or tribunal as to which there is a reasonable



U.S. RESTAURANT PROPERTIES OPERATING L.P.       38       NOTE PURCHASE AGREEMENT
     possibility of an adverse determination and that, if adversely determined, is reasonably likely to have a Material Adverse Effect, a written notice specifying the nature and period of existence thereof and what action the Company and the Guarantors are taking or propose to take with respect thereto;

          (i) OTHER CREDITORS -- promptly upon the request of any holder of Notes, copies of any statement, report or certificate furnished to any holder of Debt of the Parent, the Company or any other Subsidiary (including, without limitation, statements, reports and certificates delivered to the Banks pursuant to, or in connection with, the Bank Credit Agreement) to the extent that the information contained in such statement, report or certificate has not already been delivered to each holder of Notes;

          (j) RULE 144A -- promptly upon the request of any holder of Notes, information required to comply with 17 C.F.R. 230.144A, as amended from time to time; and

          (k) REQUESTED INFORMATION -- with reasonable promptness, such other data and information as from time to time may be requested by any holder of Notes.

     7.2  OFFICERS' CERTIFICATES.

     Each set of financial statements delivered to each holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) COVENANT COMPLIANCE -- the information (including detailed calculations) required in order to establish whether the Parent, the Company and the other Subsidiaries were in compliance with the requirements of Section 6.4 through Section 6.10, inclusive, during the period covered by the income statement then being furnished (including, without limitation, with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amounts, ratio or percentage then in existence); and

          (b) EVENT OF DEFAULT -- a statement that the signer has reviewed the relevant terms hereof and of the other Financing Documents and has made, or caused to be made, under such signer's supervision, a review of the transactions and conditions of the Parent, the Company and the other Subsidiaries from the beginning of the accounting period covered by the income statements being delivered therewith to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company and the Guarantors shall have taken or propose to take with respect thereto.

     7.3  ACCOUNTANTS' CERTIFICATES.

     Each set of annual financial statements delivered pursuant to Section 7.1(b) shall be accompanied by a certificate of the accountants who certify such financial statements, stating that they have reviewed this Agreement and stating further, that, in making their audit, such accountants have not become aware of any condition or event that then constitutes a Default or an Event of Default unless such accountants are aware that any such condition or event then exists, and in such case specifying the nature and period of existence thereof.



U.S. RESTAURANT PROPERTIES OPERATING L.P.       39       NOTE PURCHASE AGREEMENT

     7.4  INSPECTION.

     The Company and the Guarantors will permit the representatives of each holder of Notes and the Collateral Agent, at the expense of the Company and the Guarantors at any time when a Default or an Event of Default exists, and otherwise at the expense of such holder or the Collateral Agent, to visit and inspect any of the Properties of the Parent, the Company or any other Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (and by this provision the Company and the Guarantors authorize such accountants to discuss the finances and affairs of the Parent, the Company and the other Subsidiaries), all at such reasonable times and as often as may be reasonably requested.

     7.5  CONFIDENTIAL INFORMATION.

     For the purposes of this Section 7.5, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Parent, the Company or any other Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or the other Financing Documents that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Parent, the Company or such other Subsidiary, PROVIDED that such term does not include information that:

          (a) was publicly known or otherwise known to you prior to the time of such disclosure;

          (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf;

          (c) otherwise becomes known to you other than through disclosure by the Parent, the Company or any other Subsidiary; or

          (d)  constitutes financial statements delivered to you under Section
     7.1 that are otherwise publicly available.

     You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, PROVIDED that you may deliver or disclose Confidential Information to:

          (i) your directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes);

          (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 7.5;

          (iii)     any other holder of any Note;

          (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has been notified in writing prior to its receipt of such Confidential Information of the provisions of this Section 7.5);

          (v) any Person from which you offer to purchase any Security of the Parent, the Company or any other Subsidiaries (if such Person has been notified in writing prior to its receipt of such Confidential Information of the provisions of this Section 7.5);


U.S. RESTAURANT PROPERTIES OPERATING L.P.       40       NOTE PURCHASE AGREEMENT

          (vi) any federal or state regulatory authority having jurisdiction over you;

          (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio; or

          (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are is a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement and the other Financing Documents.

Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 7.5 as though it were a party to this Agreement. On reasonable request by the Company or a Guarantor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will confirm in writing that it is bound by the provisions of this Section 7.5.

8.   EVENTS OF DEFAULT

     8.1  NATURE OF EVENTS.

     An "Event of Default" shall exist if any of the following occurs and is continuing:

          (a) PRINCIPAL OR MAKE-WHOLE AMOUNT PAYMENTS -- the Company shall fail to make any payment of principal or Make-Whole Amount on any Note on or before the date such payment is due;

          (b) INTEREST PAYMENTS -- the Company shall fail to make any payment of interest on any Note on or before five (5) Business Days after the date such payment is due;

          (c) PARTICULAR COVENANT DEFAULTS -- the Parent, the Company or any other Subsidiary shall fail to perform, observe or comply with any covenant contained in Section 6.4 through Section 6.14, inclusive, in Section 6.16 or Section 6.17, in Section 7.1(e) or Section 7.1(f), or in Section 10;

          (d)  OTHER DEFAULTS -- the Parent, the Company or any other
     Subsidiary shall fail to comply with any other provision hereof or of any other Financing Document, and such failure continues for more than thirty
     (30) days after such failure shall first become known to any Senior Officer of the Company or any Guarantor;

          (e) WARRANTIES OR REPRESENTATIONS -- any warranty, representation or other statement by or on behalf of the Parent, the Company or any Subsidiary contained herein or in any Financing Document, or in any certificate, instrument or other statement furnished in compliance with or in reference hereto or thereto shall have been false or misleading in any material respect when made;


U.S. RESTAURANT PROPERTIES OPERATING L.P.       41       NOTE PURCHASE AGREEMENT

          (f)  DEFAULT ON DEBT OR SECURITY --

               (i) the Parent, the Company or any Subsidiary shall fail to make any payment on any Debt or any Security when due;

               (ii) any event shall occur or any condition shall exist in respect of any Debt or any Security of the Parent or any Subsidiary, or under any agreement securing or relating to any such Debt or Security, that immediately or with any one or more of the passage of time or the giving of notice, and that has not been cured, waived or remedied within forty-five (45) days from the occurrence or existence thereof:

                    (A) causes, or permits any holder thereof or a trustee therefor to cause, such Debt or Security, or a portion thereof, to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment;

                    (B) permits any one or more of the holders thereof or a trustee therefor to require the Parent, the Company or any other Subsidiary to repurchase such Debt or Security from such holder and any such holder or trustee exercises (or attempts to exercise) such right; or

                    (C) permits any one or more of the holders of any Security of the Parent, the Company, any other Subsidiary or any Managing General Partner to appoint a substitute general partner of the Company or the Parent, or to elect a majority of the directors on the board of directors of the Managing General Partner of the Company or the Parent;

          PROVIDED that the aggregate amount of all obligations in respect of all such Debt and Securities exceeds at such time Two Million Dollars ($2,000,000); or

               (iii) an "Event of Default," shall have occurred or shall exist (after any applicable period of notice and cure) under, and as defined in, the Bank Credit Agreement, as amended and as in effect at such time or any default or event of default shall have occurred or shall exist (after any applicable period of notice and cure) under any of the other Bank Debt Documents, as amended and as in effect at such time;

          (g)  INVOLUNTARY BANKRUPTCY PROCEEDINGS --

               (i) a receiver, liquidator, custodian or trustee of the Parent, the Company, any other Subsidiary or any Managing General Partner, or of all or any part of the Property of any such Person, shall be appointed by court order and such order shall remain in effect for more than forty-five (45) days, or an order for relief shall be entered with respect to the Parent, the Company, any other Subsidiary or any Managing General Partner, or the Parent, the Company, any other Subsidiary or any Managing General Partner shall be adjudicated a bankrupt or insolvent;

               (ii) any of the Property of the Parent, the Company, any other Subsidiary or any Managing General Partner shall be sequestered by court order and such order shall remain in effect for more than forty-five (45) days; or

               (iii) a petition shall be filed against the Parent, the Company, any other Subsidiary or any Managing General Partner under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any


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          jurisdiction, whether now or hereafter in effect, and shall not be dismissed within forty-five (45) days after such filing;

          (h) VOLUNTARY PETITIONS -- the Parent, the Company, any other Subsidiary or any Managing General Partner shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law;

          (i) ASSIGNMENTS FOR BENEFIT OF CREDITORS, ETC. -- the Parent, the Company, any other Subsidiary or any Managing General Partner shall make an assignment for the benefit of its creditors, or admits in writing its inability, or fails, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of the Parent, the Company, any other Subsidiary or any Managing General Partner or of all or any part of the Property of any such Person;

          (j) UNDISCHARGED FINAL JUDGMENTS -- a final, non-appealable judgment or final, non-appealable judgments for the payment of money aggregating in excess of Two Million Dollars ($2,000,000) is or are outstanding against one or more of the Parent, the Company or any other Subsidiary and any one of such judgments shall have been outstanding for more than forty-five (45) days from the date of its entry and shall not have been bonded, discharged in full or stayed;

          (k)  UNCONDITIONAL GUARANTY --

               (i) the Unconditional Guaranty shall cease to be in full force and effect or shall be declared by a court or Governmental Authority of competent jurisdiction to be void, voidable or unenforceable against any Guarantor;

               (ii) the validity or enforceability of the Unconditional Guaranty against any Guarantor shall be contested by any such Guarantor, or any subsidiary or affiliate thereof; or

               (iii) any Guarantor, or any subsidiary or affiliate thereof, shall deny that such Guarantor has any further liability or obligation under the Unconditional Guaranty; or

          (l) SECURITY INTEREST -- any security interest or Lien granted to the Collateral Agent pursuant to any Security Document shall fail at any time to constitute a first priority security interest in or Lien on, or assignment of, the Collateral described in such Security Document, subject only to Liens permitted thereunder, or any of the Security Documents shall cease to be in full force and effect in whole or in part for any reason whatsoever except as specified therein.

If any action, condition, event or other matter would, at any time, constitute an Event of Default under any provision of this Section 8.1, then an Event of Default shall exist, regardless of whether the same or a similar action, condition, event or other matter is addressed in a different provision of this Section 8.1 and would not constitute an Event of Default at such time under such different provision.

     8.2  DEFAULT REMEDIES.

          (a)  ACCELERATION ON EVENT OF DEFAULT.

               (i) If an Event of Default specified in clause (g), clause (h) or clause (i) of Section 8.1 shall exist, all of the Notes at the time outstanding shall automatically become immediately due and


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          payable together with interest accrued thereon and, to the extent permitted by applicable law, the Make-Whole Amount (if any) in respect thereof, in each case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the holder or holders of all the Notes then outstanding the entire principal of and interest accrued on the Notes and, to the extent permitted by applicable law, the Make-Whole Amount at such time with respect to the principal amount of the Notes at the time outstanding and all other amounts owing under the Note Purchase Agreements or the other Financing Documents to such holder or holders.

               (ii) If an Event of Default other than those specified in clause (g), clause (h) or clause (i) of Section 8.1 shall exist, the Required Holders may exercise any right, power or remedy permitted to such holder or holders by law and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal of, and all interest accrued on and, to the extent permitted by applicable law, Make-Whole Amount (if any) in respect of, all the Notes then outstanding to be, and such Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to the holder or holders of all the Notes then outstanding the entire principal of and interest accrued on such Notes and, to the extent permitted by applicable law, the Make-Whole Amount at such time with respect to such principal amount of the Notes and all other amounts owing under the Note Purchase Agreements or the other Financing Documents to such holder or holders.

          (b) ACCELERATION ON PAYMENT DEFAULT. During the existence of an Event of Default described in Section 8.1(a) or Section 8.1(b), and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 8.2(a)(ii), any holder of Notes that shall have not consented to any waiver with respect to such Event of Default may, at such holder's option, by notice in writing to the Company, declare the Notes then held by such holder to be, and such Notes shall thereupon become, forthwith due and payable together with all interest accrued thereon, and, to the extent permitted by applicable law, Make-Whole Amount (if any) in respect thereof, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith pay to such holder the entire principal of and interest accrued on such Notes and, to the extent permitted by applicable law, the Make-Whole Amount at such time with respect to such principal amount of such Notes and all other amounts owing under the Note Purchase Agreements and the other Financing Documents to such holder.

          (c) VALUABLE RIGHTS. The Company acknowledges, and the parties hereto agree, that the right of each holder to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) is a valuable right and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default under certain circumstances is intended to provide compensation for the deprivation of such right under such circumstances.

     (d) OTHER REMEDIES. During the existence of an Event of Default and irrespective of whether the Notes then outstanding shall have been declared to be due and payable pursuant to Section 8.2(a)(ii) and irrespective of whether any holder of Notes then outstanding shall otherwise have pursued or be pursuing any other rights or remedies, any holder of Notes may proceed to protect and enforce its rights under this Agreement and the other Financing Documents and under such Notes by

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

     exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any agreement contained herein or in aid of the exercise of any power granted herein, PROVIDED that the maturity of such holder's Notes may be accelerated only in accordance with Section 8.2(a) and Section 8.2(b).

          (e) NONWAIVER. No course of dealing on the part of any holder of Notes nor any delay or failure on the part of any holder of Notes to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies.

          (f) SECURITY DOCUMENTS. The holders of the Notes shall be entitled to all of the rights, benefits, and remedies provided in the Security Documents. No delay or omission of the Collateral Agent or of any holder or holders of Notes to exercise any right or power arising from any default on the part of the Company hereunder, under any Security Document or under any other Financing Document shall exhaust or impair any such right or power or prevent its exercise during the continuance of such default. No waiver by the Collateral Agent or any holder or holders of Notes of any such default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent default, or to impair the rights resulting therefrom except as may otherwise be provided herein. No remedy hereunder, in any Security Document or in any other Financing Document is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing. By its acceptance of any Note, the holder of each Note shall be deemed to have agreed to be bound by the applicable provisions of each of the Security Documents.

     8.3  ANNULMENT OF ACCELERATION OF NOTES.

     If a declaration is made pursuant to Section 8.2(a)(ii), then and in every such case, the Required Holders may, by written instrument filed with the Company, rescind and annul such declaration and the consequences thereof, PROVIDED that at the time such declaration is annulled and rescinded:

          (a) no judgment or decree shall have been entered for the payment of any moneys due on or pursuant hereto or the Notes;

          (b) all arrears of interest upon all the Notes and all other sums payable hereunder and under the Notes (except any principal of, or interest or Make-Whole Amount on, the Notes that shall have become due and payable by reason of such declaration under Section 8.2(a)(ii)) shall have been duly paid; and

          (c) each and every other Default and Event of Default shall have been waived pursuant to Section 11.5 or otherwise made good or cured;

and PROVIDED FURTHER that no such rescission and annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon.

9.   INTERPRETATION OF THIS AGREEMENT

     9.1  TERMS DEFINED.

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section of this Agreement following such term:

     AFFILIATE -- means, at any time, a Person (including, without limitation, the Excluded Securitization Subsidiary, but excluding each other Person which is a Subsidiary)

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          (a)  that directly or indirectly through one or more intermediaries
     Controls, or is Controlled by, or is under common Control with, the Parent or the Company,

          (b) that beneficially owns or holds five percent (5%) or more of any class of partnership interests or other voting or equity interests of the Parent or the Company,

          (c) five percent (5%) or more of the voting or equity interests of which is beneficially owned or held by the Parent, the Company or another Subsidiary, or

          (d) that is a general partner (including, without limitation, any Managing General Partner), a limited partner, an officer, a director or a trustee, as the case may be (or a member of the immediate family of a general partner, a limited partner, an officer, director or trustee) of the Parent, the Company, any other Subsidiary or any Managing General Partner, at such time.

As used in this definition:

          CONTROL -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     AFTER-ACQUIRED PROPERTY -- Section 6.11(b).

     AGREEMENT, THIS -- means this Note Purchase Agreement, as it may be amended, supplemented and restated from time to time.

     ASSET DISPOSITION -- means any Transfer EXCEPT:

          (a) any Transfer from a Subsidiary (other than the Company) to the Parent, the Company or a Wholly-Owned Subsidiary, so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

          (b) any Transfer made in the ordinary course of business and involving only property that is either (i) inventory held for sale or
     (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Parent, the Company or any other Subsidiary or that is obsolete.

     BANK AGENT -- means and includes Comerica Bank Texas, as agent for the Banks under the Bank Credit Agreement, and any successor agent for the Banks thereunder.

     BANK CREDIT AGREEMENT -- means the Amended and Restated Secured Loan Agreement, dated as of February 15, 1996, among the Company, the Banks and the Bank Agent, as amended by (i) that certain First Amendment to Amended and Restated Secured Loan Agreement, dated as of May 8, 1996, among the Company, the Parent, the Banks and the Bank Agent, (ii) that certain Second Amended and Restated Secured Loan Agreement, dated as of December 23, 1996, among the Company, the Parent, the Banks and the Bank Agent, and as the same may be amended, modified or supplemented from time to time and in accordance with its terms and the terms of the Intercreditor/Collateral Agency Agreement.

     BANK DEBT DOCUMENTS -- Section 2.22.

     BANKS -- means and includes Comerica Bank Texas, Compass Bank, LaSalle National Bank, First American Bank, SSB, Guaranty Federal Bank, F.S.B., their


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

respective successors and assigns, and any additional commercial, banking or financial institutions which become parties to the Bank Credit Agreement from time to time.

     BUSINESS DAY -- means a day other than a Saturday, a Sunday or a day on which the bank designated by the holder of a Note to receive for such holder's account payments on such Note is required by law (other than a general banking moratorium or holiday for a period exceeding four (4) consecutive days) to be closed.

     BUSINESS TRUST I -- the introductory sentence.

     BUSINESS TRUST II -- the introductory sentence.

     CAPITAL LEASE -- means, at any time, a lease with respect to which the lessee is required to recognize, for accounting purposes, the acquisition of an asset and the incurrence of a liability at such time, or in respect of which the lessee is required to disclose the amount of such asset and liability in a note to such lessee's financial statements, in each case in accordance with GAAP.

     CAPITAL LEASE OBLIGATIONS -- means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on, or be disclosed as a liability in a note to, a balance sheet of such Person.

     CAROLINA -- the introductory sentence.

     CHANGE IN CONTROL -- means, at any time:

          (i)  the acquisition, holding or control, directly or indirectly, by

               (A) any "person" (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) or

               (B) related Persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing
          Date)

     (other than by a Permitted Management Transferee or in a Permitted REIT Conversion), of more than fifty percent (50%) of the Voting Units of the Parent;

          (ii) the acquisition, holding or control, directly or indirectly, by

               (A) any "person" (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) or

               (B) related Persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing
          Date),

     other than the Parent, a Wholly-Owned Subsidiary or a Permitted Management Transferee, of more than fifty percent (50%) of the Voting Units of the Company;

          (iii) the acquisition, holding or control, directly or indirectly, by


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

               (A) any "person" (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) or

               (B) related Persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing
          Date),

     (other than a Permitted Management Transferee) of more than fifty percent (50%) of the Voting Units of any Managing General Partner; or

          (iv) if such time is prior to the consummation of a Permitted REIT Conversion, the failure of the Parent to legally and beneficially own, directly or indirectly, ninety-nine and one one-hundredth percent (99.01%) or more of the Voting Units of the Company.

     CLOSING -- Section 1.2(b).

     CLOSING DATE -- Section 1.2(b).

     COLLATERAL -- means the "Collateral" as defined in the Intercreditor/Collateral Agency Agreement.

     COLLATERAL AGENT -- Comerica Bank - Texas, in its capacity as collateral agent under the Intercreditor/Collateral Agency Agreement.

     COLLATERAL RELEASE DATE -- Section 4.4(d)(i).

     COLLATERAL RELEASE NOTICE -- Section 4.4(c).

     COMBINED GAAP PARTNERS' CAPITAL -- means, at any time, total partners' capital of the Company and the Parent on a combined basis determined at such time in accordance with GAAP.

     COMPANY -- the introductory sentence.

     COMPANY PARTNERSHIP AGREEMENT -- means that certain Second Amended and Restated Agreement of Limited Partnership of U.S. Restaurant Properties Operating L.P. (formerly Burger King Operating Limited Partnership), dated as of March 17, 1995, without giving effect to any amendment thereto.

     COMPANY PARTNERSHIP CERTIFICATE -- means the Certificate of Limited Partnership of Burger King Operating Limited Partnership filed with the Secretary of State of the State of Delaware on December 10, 1985, as amended by (a) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on July 26, 1994, (b) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on November 30, 1994, (c) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on June 13, 1996, and (d) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on June 17, 1996.

     CONFIDENTIAL INFORMATION -- Section 7.5.

     CONSOLIDATED CASH FLOW -- means, in respect of any period, the SUM of

          (a)  Consolidated Net Earnings, PLUS

          (b)  the aggregate amount of:

               (i) the amount of all depreciation and amortization allowances and other non-cash expenses of the Parent, the Company and the other Subsidiaries, PLUS


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

               (ii) taxes imposed on or measured by income or excess profits, PLUS

               (iii)     Consolidated Fixed Charges

     (to the extent, and only to the extent, that such aggregate amount was deducted in the computation of Consolidated Net Earnings for such period)

in each case accrued for such period by the Parent, the Company and the other Subsidiaries, determined on a consolidated basis for such Persons.

     CONSOLIDATED FIXED CHARGES -- means, with respect to any period, the SUM of

          (a)  Consolidated Interest Expense for such period, PLUS

          (b)  Consolidated Minimum Operating Lease Rentals for such period.

     CONSOLIDATED FUNDED DEBT -- means, as of any date of determination, the total of all Funded Debt of the Parent, the Company and the other Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits among the Parent, the Company and the other Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent, the Company and the other Subsidiaries in accordance with GAAP.

     CONSOLIDATED INTEREST EXPENSE -- means, with respect to any period, the SUM (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Parent, the Company and the other Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent, the Company and the other Subsidiaries in accordance with GAAP):

          (a) all interest in respect of Debt of the Parent, the Company and the other Subsidiaries (including (x) imputed interest on Capital Lease Obligations deducted in determining Consolidated Net Earnings for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Earnings for such period, and (y) the net interest expense for such period in respect of Interest Rate Swaps entered into by the Parent, the Company, and the other Subsidiaries), PLUS

          (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Earnings for such period, PLUS

          (c) all fees and commissions in respect of letters of credit and bankers' acceptances (and instruments serving similar functions), whether or not representing obligations for borrowed money, accrued for such period by the Parent, the Company and the other Subsidiaries.

     CONSOLIDATED MINIMUM OPERATING LEASE RENTALS -- means, with respect to any period,

          (a) the SUM of the rental and other obligations required to be paid during such period by the Parent, the Company or any other Subsidiary as lessee under all Operating Leases of real or personal Property (such real and personal property being referred to as the "LEASED PROPERTY"), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, MINUS


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

          (b) the SUM of the fixed rental payments received by the Parent, the Company and the other Subsidiaries under Acceptable Subleases in respect of such Leased Property during such period,

PROVIDED that, if at the date of determination, any such rental or other obligations (or portion thereof) referred to in clause (a) are contingent or not otherwise definitely determinable by the terms of the related Operating Lease, the amount of such obligations (or such portion thereof) (i) shall be assumed to be equal to the amount of such obligations for the period of twelve (12) consecutive calendar months immediately preceding the date of determination or (ii) if the related lease was not in effect during such preceding twelve (12) month period, shall be the amount estimated by a Senior Financial Officer on a reasonable basis and in good faith.

     As used in this definition,

          ACCEPTABLE SUBLEASE -- means a sublease that is non-cancelable by the sublessee having a term (including terms of renewal or extension at the option of the sublessor, whether or not such option has been exercised) expiring more than one (1) year after the commencement of the initial term thereof.

     CONSOLIDATED NET EARNINGS -- means, with reference to any period, the net income (or loss) of the Parent, the Company and the other Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits among the Parent, the Company and the other Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent, the Company and the other Subsidiaries in accordance with GAAP, PROVIDED that there shall be excluded:

          (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent, the Company or another Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition;

          (b) the income (or loss) of any Person (other than a Subsidiary) in which the Parent, the Company or any other Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Parent, the Company or such other Subsidiary in the form of cash dividends or similar cash distributions;

          (c) the undistributed earnings of any Subsidiary (other than the Company and any Guarantor) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary;

          (d) any aggregate net gain and net loss during such period arising from extraordinary items or transactions;

          (e) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Debt, of the Parent, the Company or any other Subsidiary; and

          (f) in the case of a successor to the Parent by consolidation or merger or as a transferee of its assets, any earnings of the successor entity in respect thereof prior to such consolidation, merger or transfer of assets.

     CONSOLIDATED PARTNERS' CAPITAL -- means, at any time, the SUM of the total general partners' capital and the total limited partners' capital of the Parent,


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

the Company and the other Subsidiaries that would be shown at such time on a consolidated balance sheet for such Persons prepared in accordance with GAAP.

     CONSOLIDATED TOTAL ASSETS -- means, at any time, the total assets of the Parent, the Company and the other Subsidiaries which would be shown as assets on a consolidated balance sheet for such Persons as of such time prepared in accordance with GAAP.

     CONSOLIDATED TOTAL CAPITALIZATION -- means, at any time, the SUM of

          (a)  Adjusted Consolidated Partners' Capital, PLUS

          (b)  Consolidated Funded Debt,

in each case, determined at such time.

          For the purposes hereof, "ADJUSTED CONSOLIDATED PARTNERS' CAPITAL" means, at any time, the SUM of

               (i)  Consolidated Partners' Capital at such time, PLUS

               (ii) if at such time, the SUM of

                    (A) the aggregate Net Proceeds of Partnership Interests of the Parent and the Net Proceeds of Partnership Interests of the REIT Party PLUS

                    (B) the aggregate value of equity interests issued by the Parent, the Company or the Subsidiaries as payment of the purchase price for real Property acquired by any of such Persons (value of such equity determined by the purchase price of such real Property), in each case during the period commencing on the Closing Date and ending at such time, exceeds $90,000,000, an amount equal to the SUM of (I) the aggregate accumulated depreciation expense and (II) the aggregate amount of amortization with respect to investments in direct financing leases, in each case, for the Parent, the Company and the Subsidiaries for such period.

     CONTROL EVENT -- means:

          (a) the execution by the Parent, any Subsidiary or any Affiliate of any letter of intent or similar agreement with respect to any proposed transaction or event or series of transactions or events that, individually or in the aggregate, could reasonably be expected to result in a Change in Control; or

          (b) the execution of any written agreement that, when fully performed by the parties thereto, would result in a Change in Control.

     DEBT -- with respect to any Person means, at any time, without duplication,

          (a)  its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of Property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such Property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;


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

          (d) all liabilities for borrowed money secured by any Lien with respect to any Property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

          (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP but shall not include any unfunded obligations of such Person in respect of any Pension Plans (whether such obligations exist on the Closing Date or arise thereafter).

     DEBT PREPAYMENT APPLICATION -- means, with respect to any Transfer of Property, the application by the Parent, the Company or the other Subsidiaries of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay, on a PRO RATA basis the outstanding Senior Funded Debt of the Parent, the Company or the other Subsidiaries (other than Senior Funded Debt owing to the Parent, the Company, any of the other Subsidiaries or any Affiliate and Senior Funded Debt in respect of any revolving credit or similar credit facility providing the Parent, the Company or any of the other Subsidiaries with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Funded Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Funded
Debt), PROVIDED THAT in the course of making such application the Company shall offer to prepay each outstanding Note in a principal amount which, when added to the Make-Whole Amount applicable thereto, equals the Ratable Portion for such Note. If any holder of a Note fails to accept such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Funded Debt in an amount equal to the Ratable Portion for such Note.

     As used in this definition,

          RATABLE PORTION -- means, for any Note, an amount equal to the product of (x) the Net Proceeds Amount being so applied to the payment of Senior Funded Debt MULTIPLIED BY (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Funded Debt of the Parent, the Company and the other Subsidiaries.

     DEFAULT -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     DISPOSITION VALUE -- means, at any time, with respect to any Property

          (a) in the case of Property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Parent, and

          (b) in the case of Property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock or equity interests as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock or other equity interests of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock or other equity interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Parent.

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     DISTRIBUTION -- means

          (a) any distribution (whether in the form of cash or any other Property), direct or indirect, made on account of any Voting Units in the Parent, the Company or any other Subsidiary, other than a distribution made by a Subsidiary to the Company or the Parent,

          (b) any dividend or other distribution (whether in the form of cash or any other Property), direct or indirect, made on account of any Voting Units of any Subsidiary (other than Voting Units owned legally and beneficially by the Parent, the Company or a Wholly-Owned Subsidiary), except a dividend payable solely in Voting Units of such Subsidiary, and except Voting Unit splits in connection with which no Property is distributed and only the number of such outstanding Voting Units is increased,

          (c) any optional or mandatory redemption, retirement, purchase or other acquisition, direct or indirect, of any Voting Units in the Parent, the Company or any Subsidiary, or

          (d) any optional or mandatory redemption, retirement, purchase or other acquisition, direct or indirect, of any Voting Units of any Subsidiary (other than Voting Units owned legally and beneficially by the Parent, the Company or a Subsidiary), or of any warrants, rights, or options to acquire any such Voting Units.

     DOL -- means the Department of Labor and any successor agency.

     DOLLARS or $ -- means United States of America dollars.

     ENVIRONMENTAL PROTECTION LAW -- means any law, statute or regulation (including, without limitation, CERCLA, RCRA and SARA) enacted by any Governmental Authority in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing or transporting of hazardous or toxic substances, and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

     As used in this definition,

          CERCLA -- means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (by SARA or otherwise), and all rules and regulations promulgated in connection therewith.

          RCRA -- means the Resource Conservation and Recovery Act of 1976, as amended from time to time, and all rules and regulations promulgated in connection therewith.

          SARA -- means the Superfund Amendments and Reauthorization Act of 1986, as amended from time to time, and all rules and regulations promulgated in connection therewith.

     ERISA -- means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     ERISA AFFILIATE -- means any corporation or trade or business that:

          (a) is a member of the same "controlled group of corporations" (within the meaning of section 414(b) of the IRC) as the Parent; or

          (b) is under "common control" (within the meaning of section 414(c) of the IRC) with the Parent.


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     EVENT OF DEFAULT -- Section 8.1.

     EXCHANGE ACT -- means the Securities Exchange Act of 1934, as amended from time to time.

     EXCLUDED SECURITIZATION SUBSIDIARY -- means a corporation, business trust or other limited liability entity which the Company shall have designated in writing after the Closing to each of the holders of the Notes as the "Excluded Securitization Subsidiary" so long as

          (a) the Parent, the Company or a Wholly- Owned Subsidiary at all times owns all equity interests and all other ownership rights of such Person,

          (b) neither the Parent, the Company nor any Subsidiary is in any manner liable, directly or indirectly, in any respect for any liabilities or obligations of such Person,

          (c) at no time prior to such designation shall such Person previously have been designated as an "Excluded Securitization Subsidiary,"


          (d) such Person shall have been formed for the sole purpose of acquiring, and shall such Person shall have acquired, assets of the Parent, the Company, a Wholly-Owned Subsidiary or any other Person in a transaction which

               (i) complies in all respects with the provisions of Section 6.8(a) and Section 6.12 and

               (ii) shall have been entered into on an arm's length basis as if such Person were in no manner affiliated with or owned by the transferor of such assets and

          (e) the Company shall have caused to be delivered to each of the holders of Notes a legal opinion of counsel to the Company (which counsel is reasonable satisfactory to the Required Holders) which states that the assets and liabilities of the Company, the Parent or any Subsidiary would not be substantively consolidated into such Person in bankruptcy proceeding to which such Person was the subject. Such legal opinion shall not be subject to any qualifications other than those which are typically found in legal opinions covering such matters.

     FAIR MARKET VALUE -- means, at any time, with respect to any Property, the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller under no compulsion to buy or sell, respectively.

     FINANCING DOCUMENTS -- means the Note Purchase Agreements, the Notes, the Intercreditor/Collateral Agency Agreement, the Security Documents, any guaranty agreement provided to the holders of the Notes pursuant to Section 6.11(a)(i)(A), and in each such case the other agreements and instruments executed in connection therewith, as each may be amended, restated or otherwise modified from time to time.

     FIXED CHARGES COVERAGE RATIO -- means, at any time, the RATIO of

          (a) Consolidated Cash Flow for the period of four (4) consecutive fiscal quarters ending on, or most recently ended prior to, such time TO

          (b)  Consolidated Fixed Charges for such period.

     For the purposes of determining the "Fixed Charges Coverage Ratio," Consolidated Interest Expense shall include the portion of Consolidated Interest


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Expense attributable to any Debt incurred by the Parent, the Company or any other Subsidiary in connection with any acquisition of any Subsidiary and Consolidated Cash Flow shall include the portion of Consolidated Cash Flow attributable to such Subsidiary, in each case on a PRO FORMA basis as if such acquisition was completed on the first day of the fiscal quarter during which such acquisition was completed.

     FOREIGN PENSION PLAN -- means any plan, fund or other similar program

          (a) established or maintained outside of the United States of America by any one or more of the Parent, the Company or the other Subsidiaries primarily for the benefit of the employees (substantially all of whom are aliens not residing in the United States of America) of the Parent, the Company or such other Subsidiaries, which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement, and

          (b)  not otherwise subject to ERISA.

     FUNDED DEBT -- means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one (1) year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one (1) year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one (1) year or more) from, the date of the creation thereof, PROVIDED that Funded Debt shall include, as at any date of determination, Current Maturities of Funded Debt.

     As used in this definition,

          CURRENT MATURITIES OF FUNDED DEBT -- means, at any time and with respect to any item of Funded Debt, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt or the terms of any instrument or agreement relating thereto is due on demand or within one (1) year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one (1) year or more from such time.

     GAAP -- means accounting principles as promulgated from time to time in statements, opinions and pronouncements by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board and in such statements, opinions and pronouncements of such other entities with respect to financial accounting of for-profit entities as shall be accepted by a substantial segment of the accounting profession in the United States of America.

     GOVERNMENTAL AUTHORITY -- means:

          (a)  the government of

               (i) the United States of America and any state or other political subdivision thereof, or

               (ii) any other jurisdiction (A) in which any Managing General Partner, the Parent, the Company or any other Subsidiary conducts all or any part of its business or (B) that asserts jurisdiction over the conduct of the affairs or Properties of any Managing General Partner, the Parent, the Company or any other Subsidiary; and


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

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     GUARANTIED OBLIGATIONS -- Section 10.1.

     GUARANTORS -- the introductory sentence.

     GUARANTY -- means, with respect to any Person (for the purposes of this definition, the "SUBJECT GUARANTOR"), any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of the Subject Guarantor guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by the Subject Guarantor:

          (a) to purchase such indebtedness or obligation or any Property constituting security therefor;

          (b)  to advance or supply funds

               (i) for the purpose of payment of such indebtedness or obligation, or

               (ii) to maintain working capital or other balance sheet condition or any income statement condition of the Primary Obligor or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease Property or to purchase Securities or other Property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the Primary Obligor to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of the indebtedness or obligation of the Primary Obligor against loss in respect thereof.

For purposes of computing the amount of any Guaranty in connection with any computation of indebtedness or other liability, it shall be assumed that the indebtedness or other liabilities that are the subject of such Guaranty are direct obligations of the issuer of such Guaranty.

     HAZARDOUS SUBSTANCES -- means any and all pollutants, contaminants, toxic or hazardous wastes and any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be, in each of the foregoing cases, restricted, prohibited or penalized by any applicable law.

     INSTITUTIONAL INVESTOR -- means the Purchasers, any affiliate of any of the Purchasers and any holder or beneficial owner of Notes that is an "accredited investor" as defined in section 2(15) of the Securities Act.

     INTERCREDITOR/COLLATERAL AGENCY AGREEMENT -- Section 3.9.

     INTEREST RATE SWAPS -- means, with respect to any Person, any agreements or other arrangements constituting interest rate swaps or hedges entered into from time to time by such Person.


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

     INVESTMENT -- means any investment, made in cash or by delivery of Property, by the Parent, the Company or any other Subsidiary:

          (a) in any Person, whether by acquisition of stock, indebtedness or other obligation or security, or by loan, Guaranty, advance, capital contribution or otherwise; or

          (b)  in any Property.

Investments shall be valued at cost less any net return of capital through the sale or liquidation thereof or other return of capital thereon.

     INVESTMENT GRADE NOTICE -- Section 4.4(a).

     INVESTMENT GRADE PREPAYMENT DATE -- Section 4.4(a).

     IRC -- means the Internal Revenue Code of 1986, together with all rules and regulations promulgated pursuant thereto, as amended from time to time.

     IRS -- means the Internal Revenue Service of the United States of America and any successor agency.

     LEASEHOLD PROPERTY LEASES -- means and includes the leasehold property leases identified on PART 2.4(C) OF ANNEX 3 all other leases evidencing any interest of the Company or any other Subsidiary in real Property consisting of a lessee's leasehold interest therein.

     LIEN -- means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale, sale with recourse or a trust receipt, or a lease, consignment or bailment for security purposes. The term "Lien" includes, without limitation, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting real Property and includes, without limitation, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements. For the purposes hereof, the Parent, the Company and each other Subsidiary shall be deemed to be the owner of any Property that it shall have acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting is deemed a Lien. The term "Lien" does not include negative pledge clauses in agreements relating to the borrowing of money.

     LINCOLN -- the introductory sentence.

     MAKE-WHOLE AMOUNT -- means, with respect to Prepaid Principal and the date the prepayment thereof is due (the "PREPAYMENT DATE"), the greater of

          (a)  Zero Dollars ($0), or

          (b) an amount equal to the Present Value of the Prepaid Cash Flows determined in respect of such Prepaid Principal as of such Prepayment Date MINUS the amount of such Prepaid Principal.

As used in this definition,

          PREPAID PRINCIPAL -- means any portion of the principal amount of any Debt being paid for any reason (including, without limitation, acceleration, optional prepayment or mandatory prepayment required because of the occurrence of a contingency) prior to its regularly scheduled maturity date.


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          PRESENT VALUE OF THE PREPAID CASH FLOWS -- means, with respect to any
     Prepaid Principal, the sum of the present values of the then remaining scheduled payments of principal and interest that would have been payable in respect of such Prepaid Principal but that are no longer payable as a result of the early prepayment of such Prepaid Principal. In determining such present values,

               (i) the amount of interest accrued through and including the day immediately preceding such Prepayment Date on such Prepaid Principal since the scheduled interest payment date immediately preceding such Prepayment Date shall be deducted from the first of such payments of interest, and

               (ii) a discount rate equal to the Make-Whole Discount Rate determined with respect to such Prepaid Principal and such Prepayment Date DIVIDED by four (4), and a discount period of three (3) months of thirty (30) days each, shall be used.

          MAKE-WHOLE DISCOUNT RATE -- means fifty one-hundredths percent (0.50%) PER ANNUM PLUS the PER ANNUM percentage rate (rounded to the nearest three
     (3) decimal places) equal to the bond equivalent yield to maturity derived from the Bloomberg Rate, or if the Bloomberg Rate is not then available, the Applicable H.15 Rate determined as of the date that is two (2) Business Days prior to such Prepayment Date.

          APPLICABLE H.15 -- means, at any time, the United States Federal Reserve Statistical Release H.15(519) then most recently published and available to the public, or if such publication is not available, then any other source of current information in respect of interest rates on securities of the United States of America that is generally available and, in the judgment of the Required Holders, provides information reasonably comparable to the H.15(519) report.

          APPLICABLE H.15 RATE -- means, at any time with respect to any Prepaid Principal, the then most current annual yield to maturity of the hypothetical United States Treasury obligation listed in the Applicable
     H.15 with a Treasury Constant Maturity (as such term is defined in such Applicable H.15) equal to the Weighted Average Life to Maturity of such Prepaid Principal. If no such United States Treasury obligation with a Treasury Constant Maturity corresponding exactly to such Weighted Average Life to Maturity is listed, then the yields for the two (2) then most current hypothetical United States Treasury obligations with Treasury Constant Maturities most closely corresponding to such Weighted Average Life to Maturity (one (1) with a longer maturity and one (1) with a shorter maturity, if available) shall be calculated pursuant to the immediately preceding sentence and the Make-Whole Discount Rate shall be interpolated or extrapolated from such yields on a straight-line basis.

          BLOOMBERG RATE -- means, with respect to any Prepayment Date and Prepaid Principal, the PER ANNUM yield reported on Page "UST" on the Bloomberg Financial Market Service (or such other display as may replace Page UST on the Bloomberg Financial Market Service) at 10:00 a.m. (New York time) on the second (2nd) Business Day preceding such Prepayment Date for United States government Securities having a maturity (rounded to the nearest month) corresponding to the Weighted Average Life to Maturity of such Prepaid Principal.

          WEIGHTED AVERAGE LIFE TO MATURITY -- means, with respect to any Prepayment Date and Prepaid Principal, the number of years obtained by DIVIDING the Remaining Dollar-Years of such Prepaid Principal by such Prepaid Principal, determined as of such Prepayment Date.


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          REMAINING DOLLAR-YEARS -- means the result obtained by

               (a) MULTIPLYING, in the case of each then remaining scheduled payment of principal that would have been payable in respect of Prepaid Principal but is no longer payable as a result of the prepayment of such Prepaid Principal,

                    (i) an amount equal to such scheduled payment of principal, by

                    (ii) the number of years (calculated to the nearest
               one-twelfth) that will elapse between such Prepayment Date and the date such scheduled principal payment would be due if such Prepaid Principal had not been so prepaid, and

               (b) calculating the sum of each of the products obtained in the preceding subsection (a).

     MANAGING GENERAL PARTNER -- means with respect to the Company and the Parent, U.S Restaurant Properties, Inc., a Delaware corporation, and its successors and assigns, and with respect to each other Guarantor that is a limited partnership, the Person listed as such opposite such Guarantor on
PART 9.1(B) OF ANNEX 3, and their respective successors and assigns.

     MARGIN SECURITY -- means "margin stock" within the meaning of Regulations G, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, as amended from time to time.

     MATERIAL ADVERSE EFFECT -- means a material adverse effect on

          (a) the business, prospects, profits, Properties or condition (financial or otherwise) of the Parent, the Company and the other Subsidiaries, taken as a whole, or any Managing General Partner;

          (b) the ability of the Company to perform any of its obligations set forth in this Agreement, the Notes or any of the other Financing Documents,

          (c) the ability of any Guarantor to perform its respective obligations set forth in this Agreement, the Notes or any of the other Financing Documents, or

          (d) the validity or enforceability of this Agreement, the Notes or any of the other Financing Documents.

     MORTGAGES AND ASSIGNMENTS OF RENTS -- means such mortgages, deeds of trust and assignments of leases and rents, substantially in the applicable form attached hereto as Exhibit F, pursuant to which the Company, any of the Guarantors or any other Subsidiary collaterally assigns to the Collateral Agent, for the benefit of the Banks and the holders of the Notes, the leases described in PART 2.4(C) OF ANNEX 3 and all other interests in real Property now or hereafter possessed or owned by the Company, the Guarantors or any other Subsidiary.

     MULTIEMPLOYER PLAN -- means any "multiemployer plan" (as defined in section 3(37) of ERISA) in respect of which the Parent or any ERISA Affiliate is an "employer" (as such term is defined in section 3 of ERISA).

     NET PROCEEDS AMOUNT -- means, with respect to any Transfer of any Property by any Person, an amount equal to the DIFFERENCE of

          (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, MINUS


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

          (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     NET PROCEEDS OF PARTNERSHIP INTERESTS -- means, with respect to any period and any Person, cash proceeds (net of all costs and out-of-pocket expenses in connection therewith, including, without limitation, placement, underwriting and brokerage fees and expenses), received by such Person during such period, from the sale of all limited partnership interests and other equity interests of such Person.

     NORMAN -- the introductory sentence.

     NOTE PURCHASE AGREEMENTS -- Section 1.2(c).

     NOTES -- Section 1.1(b).

     OPERATING LEASE -- means any lease which is not a Capital Lease.

     OTHER NOTE PURCHASE AGREEMENTS -- Section 1.2(c).

     OTHER PURCHASERS -- Section 1.2(c).

     PARENT -- the introductory sentence.

     PARENT PARTNERSHIP AGREEMENT -- means that certain Second Amended and Restated Agreement of Limited Partnership of U.S. Restaurant Properties
Master L.P. (formerly Burger King Investors Master L.P.), dated as of March 17, 1995, without giving effect to any amendment thereto.

     PARENT PARTNERSHIP CERTIFICATE -- means the Certificate of Limited Partnership of Burger King Investors Master L. P. filed with the Secretary of State of the State of Delaware on December 10, 1985, (a) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on July 7, 1994, (b) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on November 7, 1994, (c) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on November 30, 1994, and (d) the Amendment to the Certificate of Limited Partnership filed with such Secretary of State on June 17, 1996.

     PARTNERSHIP AGREEMENTS -- means the Company Partnership Agreement, the Parent Partnership Agreement and, each of the partnership agreements of each Guarantor described on PART 9.1(B) OF ANNEX 3.

     PBGC -- means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor thereto.

     PENSION PLAN -- means, at any time, any "employee pension benefit plan" (as such term is defined in section 3 of ERISA) maintained at such time by the Parent or any ERISA Affiliate for employees of the Parent or such ERISA Affiliate, excluding any Multiemployer Plan.

     PERMITTED MANAGEMENT TRANSFEREE -- means: (i) each of Robert J. Stetson and Fred H. Margolin or (ii) related Persons constituting a "group" (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing
Date) which includes, and is controlled by, each of Robert J. Stetson and Fred H. Margolin.

     PERMITTED REIT CONVERSION -- means any transaction by which the Parent or an Affiliate (such Affiliate herein referred to as the "REIT PARTY") qualifies as a REIT (as contemplated by Sections 856 through 860 of the IRC) so long as (a) after giving effect to such qualification each of Robert J. Stetson and Fred H. Margolin shall have been elected by the directors of such REIT to manage the affairs and Properties of such REIT and to perform functions substantially similar to those performed by a chief executive officer and a chief financial officer, (b) after giving effect to such qualification, the Parent, the Company


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

and each Guarantor remain fully liable in all respects under each of the Financing Documents to which it was a party immediately prior to such qualification, (c) if such REIT is not the Parent, the Company shall have elected that such REIT be the REIT Party upon compliance with the provisions of Section 6.11 and (c) immediately prior to, and after giving effect to, such qualification no Default or Event of Default exists or would exist.

     PERMITTED OTHER SECURED OBLIGATION -- means, at any time, any Debt or obligations of the Parent or any Subsidiary which, in each case, is secured by a Lien so long as the SUM (without duplication) of

          (a) the aggregate amount of all Debt and other obligations (including, without limitation, obligations of the type described in clause
     (ii) of Section 6.9(a)) secured by Liens (other than Debt or obligations secured by Liens permitted pursuant to each clause of Section 6.9(a) other than clause (ii) and clause (x) thereof) at such time, PLUS,

          (b) the aggregate amount of Total Subsidiary Funded Debt outstanding at such time does not exceed 15% of Consolidated Partners' Capital at such time.

     PERSON -- means an individual, sole proprietorship, partnership, corporation, limited liability company, association, trust, business trust, joint venture, unincorporated organization, or a government or agency or political subdivision thereof.

     PLACEMENT AGENTS -- means SPP Hambro & Co., LLC and Comerica Bank.

     PLACEMENT MEMORANDUM -- means the Confidential Direct Placement Memorandum, dated October 1996, prepared by the Placement Agents (together with all exhibits, annexes, amendments and supplements thereto).

     PREFERRED STOCK -- means, in respect of any corporation or other entity, shares of the capital stock or other equity interests of such corporation or other entity that are entitled to preference or priority over any other shares of the capital stock or other equity interests of such corporation in respect of payment of dividends (or other payments which are the equivalent thereof) or distribution of assets upon liquidation.

     PRO FORMA FINANCIAL INFORMATION -- Section 2.2(d).

     PROPERTIES DEVELOPMENT -- the introductory sentence.

     PROPERTY -- means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     PROPERTY REINVESTMENT APPLICATION -- means, with respect to any Transfer of Property, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by the Parent, the Company or any other Subsidiary of operating assets of the Parent, the Company or any other Subsidiary to be used in the ordinary course of business of such Person and which shall are of a similar nature and have a value equivalent to the Property subject to such Transfer.

     PROPOSED CONTROL PREPAYMENT DATE -- Section 4.3(a).

     PURCHASERS -- means you and the Other Purchasers.

     REIT -- means a Real Estate Investment Trust.


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     REIT PARTY -- has the meaning assigned to such term in the definition of
"Permitted REIT Conversion" in this Section 9.1.

     RENOVATION PARTNERS -- the introductory sentence.

     REQUIRED HOLDERS -- means, at any time, the holders of at least sixty-two and one-half percent (62-1/2%) in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any one or more of the Parent, the Company, any other Subsidiary and any Affiliate).

     RESTAURANT OPERATOR LEASES -- means and includes each restaurant operator lease identified on PART 2.4(C) OF ANNEX 3 and all other leases evidencing any interest of the Company or any other Subsidiary in real Property consisting of a lessor's leasehold interest therein.

     SECURITIES ACT -- means the Securities Act of 1933, as amended from time to time.

     SECURITY -- means "security" as defined in section 2(1) of the Securities Act.

     SECURITY DOCUMENTS -- means each of the Mortgages and Assignments of Rents and each other document delivered to the Purchasers pursuant to Section 3.11 and
Section 6.11.

     SENIOR FINANCIAL OFFICER -- means, so long as U.S. Restaurant Properties, Inc. is responsible for the management of the Parent and the Company, the chief financial officer, the principal accounting officer, the treasurer or the controller of such Person and, otherwise, the individual or individuals performing the functions normally considered to be performed by the chief financial officer, the principal accounting officer, the treasurer or the controller of the Parent and the Company, respectively, assuming the Parent and the Company were corporations.

     SENIOR FUNDED DEBT -- means (a) any Funded Debt of the Parent (other than Subordinated Debt) and (b) any Funded Debt of the Company or any Subsidiary.

     SENIOR OFFICER -- means, with respect to any Person, the individual or individuals performing the functions normally considered to be performed by the chief executive officer, the chief financial officer, the president, the treasurer, the controller or the secretary of such Person, assuming, in respect of any Person which is not a corporation, that such Person is a corporation.

     SERIES -- means any or all of either series of Notes issued hereunder.

     SERIES A NOTES -- Section 1.1(a).

     SERIES B NOTES -- Section 1.1(b).

     STANDARD & POOR'S -- means Standard & Poor's Corporation.

     SUBORDINATED DEBT -- means any Debt that is in any manner subordinated in right of payment or security in any respect to Debt evidenced by the Notes.

     SUBSIDIARY -- means

          (a)  the Company,

          (b) (i) any other corporation, association, business trust or other business entity (other than for all purposes herein, including the calculation of the financial covenants in Section 6.4 through
          Section 6.6, inclusive, the Excluded Securitization Subsidiary) in which the Parent, the Company or one or more of the other Subsidiaries (either individually or collectively) owns sufficient


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          equity, voting interests or other contractual rights to enable it or them ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity or effectively control the business, Properties or affairs of such entity, and

               (ii) any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by the Parent, the Company or one or more of the other Subsidiaries (either individually or collectively, unless such partnership can and does ordinarily take major business actions without the prior approval of the Parent, the Company or one or more of the other Subsidiaries), and

          (c) at all times from and after the Permitted REIT Conversion and for all purposes herein (including, without limitation, in connection with financial statements and information required to be delivered by Section 7.1), if such Person is not the Parent or the Company, the REIT Party.

     SUBSIDIARY STOCK -- means, with respect to any Subsidiary, the stock or other equity interests of such Subsidiary (or any options or warrants to purchase stock, other equity interests or other Securities exchangeable for or convertible into stock or other equity interests) of such Subsidiary.

     SUCCESSOR ENTITY -- Section 6.7(a).

     TRANSFER -- means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its Property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, the Parent may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, the Disposition Value of any Property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of all Property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

     TOTAL SUBSIDIARY FUNDED DEBT -- means, at any time, (without duplication)

          (a) the aggregate Funded Debt of all Subsidiaries outstanding at such time, and

          (b) the aggregate amount of claims in respect of the redemption of, and accumulated, unpaid dividends on, all Preferred Stock (and other equity Securities and all other Securities convertible into, exchangeable for, or representing the right to purchase, Preferred Stock) of all Subsidiaries outstanding at such time (whether or not any right of redemption or conversion is exercisable by the holder thereof at such time), determined, in each case, on a combined basis for such Persons, but excluding from such calculation (i) any such Funded Debt of the Company evidenced by the Notes and the Bank Credit Agreement, (ii) any such Funded Debt of any Subsidiary (other than the Company) in respect of the Unconditional Guaranty or any Guaranty of any of the Funded Debt specified in clause (i) hereof, and
(iii) all such Preferred Stock and other equity Securities which are legally and beneficially owned by the Parent, the Company or any Wholly-Owned Subsidiary.

     UNCONDITIONAL GUARANTY -- Section 10.1.

     UNENCUMBERED ASSET RATIO -- means, as of any date of determination, the RATIO of

          (a) the total of all assets of the Parent, the Company and the other Subsidiaries not subject to any Lien securing Debt and which would


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     be shown as assets on a consolidated balance sheet for such Persons at such time prepared in accordance with GAAP, TO

          (b) the total of all Debt of the Parent, the Company and the other Subsidiaries not secured by a Lien and outstanding on such date, after eliminating all offsetting debits and credits among the Parent, the Company and the other Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent, the Company and the other Subsidiaries in accordance with GAAP.

     VOTING UNITS -- means, with respect to any Person,

          (a) at any time that such Person is a corporation, the capital stock of any class or classes of such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of corporate directors, and

          (b) at any time that such Person is a partnership, joint venture or similar entity, the capital interest or profits interest of such Person, and

          (c) at any time that such Person is a limited liability company, the membership interests of such Person, and

          (d) at any time that such Person is a trust, business trust, association or other unincorporated organization, the beneficial interest of such Person.

     WEST VIRGINIA PARTNERS -- the introductory sentence.

     WHOLLY-OWNED SUBSIDIARY -- means any Subsidiary all of the equity interests (except director's qualifying shares) and voting interests of which are owned by any one or more of the Parent, the Company and the other Wholly-Owned Subsidiaries.

     9.2  GAAP.

     Where the character or amount of any asset or liability or item of income or expense, or any consolidation or other accounting computation is required to be made for any purpose hereunder, it shall be done in accordance with GAAP as in effect on the date of, or at the end of the period covered by, the financial statements from which such asset, liability, item of income, or item of expense is derived, or, in the case of any such computation, as in effect on the date as of which such computation is required to be determined, PROVIDED, that if any term defined herein includes or excludes amounts, items or concepts that would not be included in or excluded from such term if such term was defined with reference solely to GAAP, such term will be deemed to include or exclude such amounts, items or concepts as set forth herein.

     9.3  DIRECTLY OR INDIRECTLY.

     Where any provision herein refers to action to be taken by any Person, or that such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, including actions taken by or on behalf of any partnership in which such Person is a general partner.

     9.4  SECTION HEADINGS AND TABLE OF CONTENTS AND CONSTRUCTION.

          (a) SECTION HEADINGS AND TABLE OF CONTENTS, ETC. The titles of the Sections of this Agreement, the Annexes and the Table of Contents of this Agreement appear as a matter of convenience only, do not constitute


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     a part of this Agreement and shall not affect the construction hereof.
     The words "herein," "hereof," "hereunder" and "hereto" refer to this Agreement as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Agreement. References to Annexes and Exhibits are, unless otherwise specified, references to Annexes and Exhibits attached to this Agreement.

          (b) CONSTRUCTION. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

     9.5  GOVERNING LAW.

     THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     9.6  GENERAL INTEREST PROVISIONS.

     It is the intention of the Company and the Purchaser to conform strictly to the Applicable Interest Law (as defined below). Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Agreement or in the Notes, the aggregate of all interest, and any other charges or consideration constituting interest under the Applicable Interest Law that is taken, reserved, contracted for, charged or received pursuant to this Agreement or the Notes shall under no circumstances exceed the maximum amount of interest allowed by the Applicable Interest Law. If any such excess interest is ever charged, received or collected on account of or relating to this Agreement and the Notes (including any charge or amount which is not denominated as "interest" but is legally deemed to be interest under Applicable Interest Law), then in such event

          (a)  the provisions of this Section 9.6 shall govern and control,

          (b) the Company shall not be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the Applicable Interest Law,

          (c) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited to the principal amount of the Notes by the holders thereof, and if the principal balance of the Notes is paid in full, any remaining excess shall be forthwith paid to the Company, and

          (d) the effective rate of interest shall be automatically subject to reduction to the Maximum Legal Rate of Interest (as defined below).

If at any time thereafter, the Maximum Legal Rate of Interest is increased then, to the extent that it shall be permissible under the Applicable Interest Law, the Company shall forthwith pay to the holders of the Notes, on a PRO RATA basis, all amounts of such excess interest that the holders of the Notes would have been entitled to receive pursuant to the terms of this Agreement and the Notes had such increased Maximum Legal Rate of Interest been in effect at all times when such excess interest accrued. To the extent permitted by the Applicable Interest Law, all sums paid or agreed to be paid to the holders of the Notes for the use, forbearance or detention of the indebtedness evidenced thereby shall be amortized, prorated, allocated and spread throughout the full term of the Notes. For purposes of this Section 9.6, "APPLICABLE INTEREST LAW" shall mean any present or future law (including, without limitation, the law of the United States of America) which has application to the interest and other charges pursuant to this Agreement and the Notes, PROVIDED THAT, THE FOREGOING NOTWITHSTANDING, THE PARTIES HERETO SELECT, TO THE EXTENT THEY MAY LAWFULLY DO SO, THE INTERNAL LAWS OF THE STATE OF NEW YORK AS THE LAW WHICH HAS APPLICATION


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TO SUCH INTEREST AND OTHER CHARGES, and the "MAXIMUM LEGAL RATE OF INTEREST"
shall mean the maximum rate of interest that a holder of Notes may from time to time legally charge the Company by agreement and in regard to which the Company would be prevented successfully from raising the claim or defense of usury under the Applicable Interest Law as now or hereafter construed by courts having appropriate jurisdiction.

10.  GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS

     10.1 GUARANTIED OBLIGATIONS.

     The Parent, Business Trust I, Business Trust II, West Virginia Partners, Renovation Partners, Properties Development, Lincoln, Norman and Carolina, in consideration of the execution and delivery of this Agreement and the other Financing Documents and the purchase of the Notes by you, hereby irrevocably, unconditionally, absolutely, jointly and severally guarantee to each holder of Notes, as and for each such Guarantor's own debt, until final and indefeasible payment has been made:

          (a) the due and punctual payment by the Company of the principal of, and interest, and the Make-Whole Amount (if any) on, the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Company to the holders of the Notes under this Agreement, the Notes and the other Financing Documents (all such obligations so guarantied are herein collectively referred to as the "GUARANTIED OBLIGATIONS"), in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof; it being the intent of the Guarantors that the guaranty set forth in this Section 10.1 (the "UNCONDITIONAL GUARANTY") shall be a guaranty of payment and not a guaranty of collection; and

          (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in this Agreement, the Notes and the other Financing Documents.

     10.2 PERFORMANCE UNDER THIS AGREEMENT.

     In the event the Company fails to make, on or before the due date thereof, any payment of the principal of, or interest or the Make-Whole Amount (if any) on, the Notes or of any other amounts payable, or any other indebtedness owing, to the holders of the Notes under this Agreement, any of the Notes or any of the other Financing Documents or if the Company shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (a) or clause (b) of Section 10.1 in the manner provided in the Notes or in this Agreement after in each case giving effect to any applicable grace periods or cure provisions or waivers or amendments, each of the Guarantors shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred in accordance with the terms and provisions of this Agreement and the Notes. In furtherance of the foregoing, if an Event of Default shall exist, all of the Guarantied Obligations shall, in the manner and subject to the limitations provided herein for the acceleration of the Notes (including, without limitation, the provisions related to the annulment thereof), forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

     10.3 WAIVERS.

     To the fullest extent permitted by law, each Guarantor does hereby waive:

          (a)  notice of acceptance of the Unconditional Guaranty;


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          (b)  notice of any purchase of the Notes under this Agreement, or the creation, existence or acquisition of any of the Guarantied Obligations, subject to such Guarantor's right to make inquiry of each holder of Notes to ascertain the amount of the Guarantied Obligations at any reasonable time;

          (c) notice of the amount of the Guarantied Obligations, subject to such Guarantor's right to make inquiry of each holder of Notes to ascertain the amount of the Guarantied Obligations at any reasonable time;

          (d) notice of adverse change in the financial condition of the Company or any other fact that might increase or expand such Guarantor's risk hereunder;

          (e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

          (f)  notice of any Default or Event of Default;

          (g) all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Guarantor pursuant to the terms of this Agreement);

          (h) the right by statute or otherwise to require you or any other holder of Notes to institute suit against the Company or any other Guarantor or to exhaust the rights and remedies of you or any other holder of Notes against the Company or any other Guarantor, such Guarantor being bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to you or the other holders of Notes by such Guarantor;

          (i) any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect thereof, and any other defense that such Guarantor may otherwise have against the Company or any holder of Notes;

          (j) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of Property of such Guarantor made under any judgment, order or decree based on this Agreement, and such Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of such law; and

          (k) any claim of any nature arising out of any right of indemnity, contribution, reimbursement or any similar right, or any claim of subrogation arising, in respect of any payment made under the Unconditional Guaranty or in connection with the Unconditional Guaranty, against the Company or the estate of the Company (including, without limitation, Liens on the Property of the Company or the estate of the Company), in each case if, but only if, and for so long as, the Company is the subject of any proceeding brought under the Federal Bankruptcy Code or under the applicable bankruptcy laws of any appropriate jurisdiction, whether now or hereafter in effect, and further agrees that such Guarantor will not file any claims against the Company or the estate of the Company in the course of any such proceeding in respect of the rights referred to in this clause (k), and further agrees that each holder of Notes may specifically enforce the provisions of this clause (k).


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     10.4 CERTAIN WAIVERS OF SUBROGATION, REIMBURSEMENT AND INDEMNITY.

     Each Guarantor hereby acknowledges and agrees that such Guarantor shall not have any right of subrogation, reimbursement, or indemnity whatsoever in respect of the Guarantied Obligations, and no right of recourse to or with respect to any assets or Property of the Company. Nothing shall discharge or satisfy the obligations of any Guarantor hereunder except the full and final performance and indefeasible payment of the Guarantied Obligations.

     10.5 RELEASES.

     Each Guarantor consents and agrees that, without notice to or by such Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of such Guarantor hereunder, each holder of Notes, in the manner provided herein, by action or inaction, may:

          (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, this Agreement or any of the other Financing Documents;

          (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

          (c) grant waivers, extensions, consents and other indulgences to the Company or any other Guarantor in respect of any one or more of the Notes, this Agreement or any of the other Financing Documents;

          (d) amend, modify or supplement in any manner and at any time (or from time to time) any one or more of the Notes, this Agreement or the other Financing Documents in accordance with Section 11.5 or otherwise;

          (e) release or substitute any one or more of the endorsers or guarantors of the Guarantied Obligations whether parties hereto or not;

          (f) sell, exchange, release or surrender any Property at any time pledged or granted as security in respect of the Guarantied Obligations, whether so pledged or granted by such Guarantor or another guarantor of the Company's obligations under this Agreement, the Notes and the other Financing Documents; and

          (g) exchange, enforce, waive, or release, by action or inaction, any security for the Guarantied Obligations or any other guaranty of any of the Notes.

     10.6 MARSHALING.

     Each Guarantor consents and agrees that:

          (a) you and each other holder of Notes shall be under no obligation to marshal any assets in favor of such Guarantor or against or in payment of any or all of the Guarantied Obligations; and

          (b) to the extent any other Guarantor makes a payment or payments to any holder of Notes, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, or any other party under any bankruptcy law, common law, or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in


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     full force and effect as if said payment or payments had not been made and such Guarantor shall be primarily liable for such obligation.

     10.7 LIABILITY.

     Each Guarantor agrees that the liability of such Guarantor in respect of this Section 10 shall be immediate and shall not be contingent upon the exercise or enforcement by you or any other holder of Notes of whatever remedies you or such other holder may have against the Company or any other Guarantor or the enforcement of any Lien or realization upon any security you or such other holder may at any time possess.

     10.8 PRIMARY OBLIGATION.

     The Unconditional Guaranty set forth in this Section 10 is a primary and original obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect (except as set forth in Section 10.16) until the full, final and indefeasible payment of the Guarantied Obligations without respect to future changes in conditions, including, without limitation:

          (a) change of law or any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Notes) of or by any of the Company or any Guarantor, or with respect to the execution and delivery of any agreement (including, without limitation, the Notes and this Agreement) of or by any of the Company or any Guarantor;

          (b)  any event or condition described in Section 10.5;

          (c) the occurrence of any event or the existence of any condition specified in Section 8.1(g), Section 8.1(h) or Section 8.1(i) with respect to the Company or any other Guarantor;

          (d) any change in the ownership of the Voting Units of the Company or any Guarantor; or

          (e)  any other change or circumstance whatsoever.

     10.9 ELECTION TO PERFORM OBLIGATIONS.

     Any election by any Guarantor to pay or otherwise perform any of the obligations of the Company under the Notes, this Agreement or any of the other Financing Documents, whether pursuant to this Section 10 or otherwise, shall not release the Company or any other Guarantor from such obligations or any of such Person's other obligations under the Notes, this Agreement and the other Financing Documents.

     10.10 NO ELECTION.

     You and each other holder of Notes shall, individually or collectively, have the right to seek recourse against any Guarantor to the fullest extent provided for herein for such Guarantor's obligations under this Agreement (including, without limitation, this Section 10) in respect of the Notes. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such holder's right to proceed in any other form of action or proceeding or against other parties unless such holder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by you or any other holder of Notes against the Company or any Guarantor under any document or instrument evidencing obligations of the Company or such Guarantor to you or such other holder of Notes shall serve to diminish the liability of any Guarantor under this Agreement (including, without limitation, this Section 10) except to the extent that you or such other holder of Notes finally and unconditionally


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shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon such Guarantor's right of subrogation against the Company.

     10.11     SEVERABILITY.

     Subject to the provisions of Section 8, each of the rights and remedies granted under this Section 10 to you and each other holder of Notes in respect of the Notes held by you or such other holder may be exercised by you or such other holder without notice by you or such other holder to, or the consent of or any other action by, any other holder of Notes.

     10.12     OTHER ENFORCEMENT RIGHTS.

     You and each other holder of Notes may proceed, as provided in Section 10.11, to protect and enforce the Unconditional Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein (including, without limitation, in this Section 10) or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law. You and each other holder of Notes shall have, to the fullest extent permitted by law and this Agreement, a right of set-off against any and all credits and any and all other Property of each or all of the Guarantors, now or at any time whatsoever with, or in the possession of, you or such other holder, or anyone acting for you or such other holder, to ensure the full performance of any and all obligations of such Guarantor hereunder.

     10.13     DELAY OR OMISSION; NO WAIVER.

     No course of dealing on the part of you or any other holder of Notes and no delay or failure on the part of any such Person to exercise any right hereunder (including, without limitation, this Section 10) shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by the Unconditional Guaranty or by law to you or any other holder of Notes may be exercised from time to time as often as may be deemed expedient by such Person.

     10.14     RESTORATION OF RIGHTS AND REMEDIES.

     If you or any other holder of Notes shall have instituted any proceeding to enforce any right or remedy under the Unconditional Guaranty, under any Note held by you or such other holder of Notes, and such proceeding shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely to you or such other holder, then and in every such case you and each such other holder, the Company and each Guarantor shall, except as may be limited or affected by any determination (including, without limitation, any determination in connection with any such dismissal) in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of you and such other holders of Notes shall continue as though no such proceeding had been instituted.

     10.15     CUMULATIVE REMEDIES.

     No remedy under this Agreement (including, without limitation, this Section 10) or the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Agreement (including, without limitation, this Section 10) or pursuant to the Notes.


U.S. RESTAURANT PROPERTIES OPERATING L.P.     70       NOTE PURCHASE AGREEMENT

     10.16     SURVIVAL.

     So long as the Guarantied Obligations shall not have been fully and finally performed and indefeasibly paid, the obligations of each Guarantor under this
Section 10 shall survive the transfer and payment of any Note and the payment in full of all the Notes.

     10.17     NO SETOFF, COUNTERCLAIM OR OTHER DEDUCTION.

     Except as otherwise required by law, each payment by each Guarantor shall be made without setoff, counterclaim or other deduction.

     10.18     SEPARATE INSTRUMENTS.

     Notwithstanding that each of the Guarantors is a party to this Agreement, each of the Guarantied Obligations of each Guarantor under this Section 10 shall be deemed to be contained in a separate instrument and any invalidity or unenforceability of this Agreement in respect of any Guarantor shall have no effect on the validity or enforceability of this Agreement in respect of the other Guarantors.

11.  MISCELLANEOUS

     11.1 COMMUNICATIONS.

          (a) METHOD; ADDRESS. All communications hereunder or under the Notes shall be in writing and shall be delivered either by nationwide overnight courier or by facsimile transmission (confirmed by delivery by nationwide overnight courier sent on the day of the sending of such facsimile transmission). Communications to the Company or any Guarantor shall be addressed as set forth on Annex 2, or at such other address of which the Company or such Guarantor shall have notified each holder of Notes. Communications to the holders of the Notes shall be addressed as set forth on Annex 1 by such holder, or at such other address of which such holder shall have notified the Company or such Guarantor (and the Company shall record such address in the register for the registration and transfer of Notes maintained pursuant to Section 5.1).

          (b) WHEN GIVEN. Any communication addressed and delivered as herein provided shall be deemed to be received when actually delivered to the address of the addressee (whether or not delivery is accepted) or received by the telecopy machine of the recipient. Any communication not so addressed and delivered shall be ineffective.

     11.2 REPRODUCTION OF DOCUMENTS.

     This Agreement, each of the other Financing Documents (other than the Notes) and all documents relating hereto or thereto, including, without limitation,

          (a) consents, waivers and modifications that may hereafter be executed,

          (b) documents received by you at the closing of your purchase of the Notes (except the Notes themselves), and

          (c) financial statements, certificates and other information previously or hereafter furnished to you or any other holder of Notes,

may be reproduced by any holder of Notes by any photographic, photostatic, microfilm, micro-card, miniature photographic, digital or other similar process and each holder of Notes may destroy any original document so reproduced. The Company and the Guarantors agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or


U.S. RESTAURANT PROPERTIES OPERATING L.P.     71       NOTE PURCHASE AGREEMENT
administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder of Notes in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. Nothing in this Section 11.2 shall prohibit the Company, any Guarantor or any holder of Notes from contesting the validity or the accuracy of any such reproduction.

     11.3 SURVIVAL.

     All warranties, representations, certifications and covenants made by the Company, the Parent or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Company and any such Guarantor hereunder. All payment obligations of the Company hereunder (including, without limitation, reimbursement obligations in respect of costs, expenses and fees of or incurred by the holders of the Notes), other than the obligation to pay the principal of and interest and Make-Whole Amount on the Notes, shall survive the payment or prepayment of the Notes and the termination hereof.

     11.4 SUCCESSORS AND ASSIGNS.

     This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights hereunder shall have been made by you or your successor or assign. Anything contained in this Section 11.4 notwithstanding, the Company may not assign any of its respective rights, duties or obligations hereunder or under any of the other Financing Documents without the prior written consent of all holders of Notes. For purposes of the avoidance of doubt, any holder of a Note shall be permitted to pledge or otherwise grant a Lien in and to such Note (including, without limitation, pledging such Note to a trustee for the benefit of certain secured noteholders pursuant to documents relating to the financing of such holder or to one or more banks or other institutions providing financing in connection with the purchase by such holder of such Note); PROVIDED, HOWEVER, that any such pledgee or holder of a Lien shall not be considered a holder hereunder until it shall have foreclosed upon such Note in accordance with applicable law and informed the Company, in writing, of the same.

     11.5 AMENDMENT AND WAIVER.

          (a) REQUIREMENTS. This Agreement may be amended, and the observance of any term hereof may be waived, with (and only with) the written consent of the Company, the Guarantors and the Required Holders; PROVIDED that no such amendment or waiver of any of the provisions of Section 1 through
     Section 3 hereof, inclusive, or any defined term used therein, shall be effective as to any holder of Notes unless consented to by such holder in writing; and PROVIDED FURTHER that no such amendment or waiver shall, without the written consent of the holders of all Notes (exclusive of Notes held by the Parent, any Subsidiary or any Affiliate) at the time outstanding:

               (i) subject to Section 8, change the amount or time of any prepayment or payment of principal or Make-Whole Amount or the rate or time of payment of interest;

               (ii) amend or waive the provisions of Section 4 or Section 8, or amend or waive any defined term to the extent used therein;

               (iii) amend the definition of "Required Holders;"


U.S. RESTAURANT PROPERTIES OPERATING L.P.     72       NOTE PURCHASE AGREEMENT

               (iv) amend this Section 11.5, or amend or waive any defined term to the extent used herein;

               (v) release any Guarantor from its respective obligations hereunder; or

               (vi) except as otherwise provided in Section 4.4, the Intercreditor/Collateral Agency Agreement and the Security Documents, release the Liens of the Collateral Agent in the Collateral.

     The holder of any Note may specify that any such written consent executed by it shall be effective only with respect to a portion of the Notes held by it (in which case it shall specify, by dollar amount, the aggregate principal amount of Notes with respect to which such consent shall be effective) and in the event of any such specification such holder shall be deemed to have executed such written consent only with respect to the portion of the Notes so specified.

          (b)  SOLICITATION OF NOTEHOLDERS.

               (i) SOLICITATION. Neither the Company, the Parent nor any other Guarantor shall solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement, the Notes or any of the other Financing Documents unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be provided by the Company, the Parent or such other Guarantor with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Section 11.5 shall be delivered by the Company to each holder of outstanding Notes forthwith following the date on which the same shall have been executed and delivered by all holders of outstanding Notes required to consent or agree to such waiver or consent.

               (ii) PAYMENT. Neither the Company, the Parent nor any other Guarantor shall, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions of this Agreement or any of the other Financing Documents unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to the holders of all Notes then outstanding.

               (iii)  SCOPE OF CONSENT.  Any consent made pursuant to this
          Section 11.5 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Parent, any Subsidiary or any Affiliate and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force and effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force and effect, retroactive to the date such amendment or waiver initially took or takes effect, except solely as to such holder.

          (c) BINDING EFFECT. Except as provided in Section 11.5(b)(iii) hereof, any amendment or waiver consented to as provided in this Section
     11.5 shall apply equally to all holders of Notes and shall be binding upon them and upon each future holder of any Note and upon the Company, the


U.S. RESTAURANT PROPERTIES OPERATING L.P.     73       NOTE PURCHASE AGREEMENT

     Parent and the other Guarantors whether or not such Note shall have been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.

     11.6 EXPENSES.

          (a) The Company shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the holders of the Notes in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect hereto (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).

          (b) At any time when the Company and/or any of the Guarantors and the holders of Notes are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, the Company shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees and the fees of professional advisors) incurred by the holders of the Notes in connection with inspections made pursuant to Section 7.4 and in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the holders of Notes.

          (c) If the Company shall fail to pay when due any principal of, or Make-Whole Amount or interest on, any Note, the Company shall pay to each holder of Notes, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such holder in collecting any sums due on such Notes.

     11.7 ENVIRONMENTAL INDEMNITY.

     Each of the Parent, the Company, the Guarantors and the Managing General Partners covenants that, except for claims, losses, damages, response costs or expenses caused by or contributed (to the extent of such contribution) to by the grossly negligent or intentional misconduct of any holder of Notes or the Collateral Agent, it will at all times, unconditionally, absolutely and irrevocably, indemnify, hold harmless and defend each such holder and the Collateral Agent and their respective successors and assigns from any and all claims, losses, damages, response costs and expenses arising out of or in any way relating to a breach and/or misrepresentation of any and/or all of the environmental representations, warranties, certifications and/or covenants set forth herein or in any of the Financing Documents, or in any way relating to a breach or violation, or alleged breach or violation, of any one or more of the Environmental Protection Laws, including, without limitation:

          (a) claims of third parties (including, without limitation, governmental agencies) for damages, penalties, response costs, injunctive or other relief;

          (b) costs of removal, treatment, disposal and restoration, including, without limitation, reasonable fees of attorneys and experts, costs of reporting the existence of hazardous materials to any governmental agency and costs of preparing and/or causing to be prepared any and all studies, tests, analyses and/or reports in connection with any environmental matter; and

          (c) any and all expenses or obligations incurred at, before and after any trial or appeal therefrom, whether or not taxable as costs, including, without limitation, reasonable attorneys' fees, witness fees,


U.S. RESTAURANT PROPERTIES OPERATING L.P.     74       NOTE PURCHASE AGREEMENT
     deposition costs, copying and telephone charges and other expenses, all of which shall be paid by the Company when incurred.

Except for claims, losses, damages, response costs or expenses caused or contributed (to the extent of such contribution) by the grossly negligent or intentional misconduct of any holder of Notes or the Collateral Agent, the representations, warranties, certifications and/or covenants contained herein and the obligations of the Parent, the Company, the Guarantors and the Managing General Partners to indemnify such holders and the Collateral Agent as provided in this Section 11.7, including, without limitation, indemnification for the expenses, damages, losses, costs, damages and liabilities referred to above in this Section 11.7, shall survive the repayment of all amounts due under the Financing Documents and the release and/or cancellation of any and all of the Financing Documents, the foreclosure of any Liens on any Property by such holders or the Collateral Agent and/or any third party, or the conveyance thereof by deed in lieu of foreclosure.

     11.8 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; ETC.

          (a) WAIVER OF JURY TRIAL. The parties hereto voluntarily and intentionally waive any right any of them may have to a trial by jury in respect of any litigation arising out of, under or in connection with this Agreement or any of the documents, agreements or transactions contemplated hereby. Each of the Company, the Guarantors and the Managing General Partners has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial rights following consultation with legal counsel. In the event of litigation, this Agreement may be filed as written consent to a trial by the court.

          (b) CONSENT TO JURISDICTION. Any suit, action or proceeding arising out of or relating to this Agreement, or any of the documents, agreements or transactions contemplated hereby or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach under this Agreement or any document or agreement contemplated hereby may be brought by such party in any federal district court located in New York City, New York, or any New York state court located in New York City, New York as such party may in its sole discretion elect, and by the execution and delivery of this Agreement, the parties hereto irrevocably and unconditionally submit to the non-exclusive IN PERSONAM jurisdiction of each such court, and each of the parties hereto irrevocably waives and agrees not to assert in any proceeding before any tribunal, by way of motion, as a defense or otherwise, any claim that it is not subject to the IN PERSONAM jurisdiction of any such court. In addition, each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby brought in any such court, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) SERVICE OF PROCESS. Each party hereto irrevocably agrees that process personally served, served by U.S. Registered mail or served in the manner provided for notices in this Agreement, at the addresses provided herein for notices, shall constitute, to the extent permitted by law, adequate service of process in any suit, action or proceeding arising out of or relating to this Agreement or any document, agreement or transaction contemplated hereby, or any action or proceeding to execute or otherwise enforce any judgment in respect of any breach hereunder or under any document or agreement contemplated hereby. Receipt of process so served shall be conclusively presumed as evidenced by a delivery receipt furnished by the United States Postal Service or any commercial delivery service.


U.S. RESTAURANT PROPERTIES OPERATING L.P.     75       NOTE PURCHASE AGREEMENT

          (d) OTHER FORUMS. Nothing herein shall in any way be deemed to limit the ability of any holder of Notes to serve any writs, process or summonses in any manner permitted by applicable law or to obtain jurisdiction over the Company or the Guarantors in such other jurisdiction, and in such other manner, as may be permitted by applicable law.

     11.9 Release.

     The Company and the Guarantors hereby voluntarily and knowingly release and forever discharge the Collateral Agent, the holders of the Notes and their respective predecessors, directors, officers, employees, agents, investment advisors, successors and assigns, from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the Closing Date, which the Company and the Guarantors, individually or collectively, may now or hereafter have against the Collateral Agent, the holders of the Notes and their respective predecessors, directors, officers, employees, agents, investment advisors, successors and assigns, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under this Agreement, the Notes, any Security Document or other Financing Document, and the negotiation for and execution of this Agreement.

     11.10     INDEMNIFICATION OF EACH HOLDER.

     From and at all times after the date of this Agreement, and in addition to all of the holders' of Notes other rights and remedies against the Company, the Company agrees to indemnify and hold harmless the Collateral Agent, each holder of the Notes and each director, officer, employee, agent, investment advisor and affiliate of the Collateral Agent and each such holder against any and all claims (whether valid or not), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses), incurred by or asserted against the Collateral Agent, such holder or any such director, officer, employee, agent, investment advisor or affiliate, from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any suit, action or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or the other Financing Documents or any transactions contemplated herein or therein, or any of the transactions contemplated hereunder, whether or not the Collateral Agent, such holder or any such director, officer, employee, agent, investment advisor or affiliate is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; PROVIDED, HOWEVER, that no indemnified party shall have the right to be indemnified hereunder for any liability resulting from the willful misconduct or gross negligence of such indemnified party. All of the foregoing losses, damages, costs and expenses of any holder of Notes shall be payable as and when incurred upon demand by such holder and shall be additional obligations hereunder. The obligations of the Company and the rights of the holders of Notes under this
Section 11.10 shall survive payment of the Notes and the termination of this agreement.

     11.11     ENTIRE AGREEMENT; ORAL AGREEMENTS INEFFECTIVE.

     This Agreement and the other "loan agreements" (as defined in section 26.02(a)(2) Of the Texas Business & Commerce Code, as amended) represent the final agreement between the parties, and this Agreement and the other written loan agreements may not be contradicted by evidence of prior, contemporaneous or


U.S. RESTAURANT PROPERTIES OPERATING L.P.     76       NOTE PURCHASE AGREEMENT
subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

     11.12     DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART.

     Two (2) or more duplicate originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

[REMAINDER OF PAGE INTENTIONALLY BLANK; NEXT PAGE IS SIGNATURE PAGE.]










U.S. RESTAURANT PROPERTIES OPERATING L.P.     77       NOTE PURCHASE AGREEMENT

     If this Agreement is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, the Parent, Business Trust I, Business Trust II, West Virginia Partners, Renovation Partners, Properties Development, Norman, Lincoln and Carolina, whereupon this Agreement shall become binding among us in accordance with its terms.

                                       Very truly yours,

                                       U.S. RESTAURANT PROPERTIES OPERATING
                                       L.P.

                                       BY:  U.S. RESTAURANT PROPERTIES,
                                            INC.,
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:

                                       U.S. RESTAURANT PROPERTIES MASTER L.P.

                                       BY:  U.S. RESTAURANT PROPERTIES,
                                            INC.,
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:


                                       U.S. RESTAURANT PROPERTIES BUSINESS
                                       TRUST I

                                       BY:  ROBERT J. STETSON
                                            its managing trustee


                                            By
                                              --------------------------------


                                       BY:  FRED MARGOLIN
                                            its managing trustee


                                            By
                                              --------------------------------



U.S. RESTAURANT PROPERTIES OPERATING L.P.              NOTE PURCHASE AGREEMENT

                                       U.S. RESTAURANT PROPERTIES BUSINESS
                                       TRUST II

                                       BY:  ROBERT J. STETSON
                                            its managing trustee


                                            By
                                              --------------------------------


                                       BY:  FRED MARGOLIN
                                            its managing trustee


                                            By
                                              --------------------------------


                                       USRP (WEST VIRGINIA) PARTNERS, L.P.

                                       BY:  USRP RENOVATION CORP.,
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:


                                       RESTAURANT RENOVATION PARTNERS, L.P.

                                       BY:  RESTAURANT ACQUISITION CORP.,
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:


                                       U.S.RESTAURANT PROPERTIES
                                       DEVELOPMENT, L.P.

                                       BY:  RESTAURANT CONTRACTOR CORP.,
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:


                                       USRP (NORMAN), LTD.

                                       BY:  RESTAURANT ACQUISITION CORP.
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:


U.S. RESTAURANT PROPERTIES OPERATING L.P.              NOTE PURCHASE AGREEMENT

                                       USRP (LINCOLN), LTD.

                                       BY:  RESTAURANT ACQUISITION CORP.
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:

                                       USRP (CAROLINA), LTD.

                                       BY:  RESTAURANT ACQUISITION CORP.
                                            its general partner


                                            By
                                              --------------------------------

                                            Name:
                                            Title:






U.S. RESTAURANT PROPERTIES OPERATING L.P.              NOTE PURCHASE AGREEMENT

Accepted:

[PURCHASER]


By
   -----------------------------------------
   Name:
   Title:





U.S. RESTAURANT PROPERTIES OPERATING L.P.               NOTE PURCHASE AGREEMENT

                                      ANNEX 1
                           INFORMATION AS TO PURCHASERS

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Purchaser Name                       PACIFIC MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------------
Name in which to                     ATWELL & Co
register Note(s)
--------------------------------------------------------------------------------------
Series; Note                         SERIES A NOTES:
registration number;                 AR-1 -- $5,000,000
Principal amount                     AR-2 -- $5,000,000
--------------------------------------------------------------------------------------
Payment on account of
Note(s)

      Method                         Federal Funds Wire Transfer (for credit not later
                                     than 12:00 noon, New York City time)

      Account                        The Chase Manhattan Bank, N.A.
      information                    ABA # 021-000-021
                                     A/C = 900-9-002206
                                     BBK = Chase Manhattan Bank/SSTO
                                     A/C Name: Pacific Mutual Gen Acct
                                     Sub A/C Number: 47363300
--------------------------------------------------------------------------------------
Accompanying                         SERIES A NOTES:
information                          U.S. Restaurant Properties Operating L.P.; 8.06%
                                     Series A Senior Secured Guarantied Notes Due
                                     January 31, 2000; PPN: 90346# AA 8; due date and
                                     allocation (as among principal, Make-Whole Amount
                                     and interest) of the payment being made and the
                                     name and address of the bank from which such wire
                                     transfer was made.
--------------------------------------------------------------------------------------
Address for notices                  Jerry E. Ziegler (2ND FL.)
related to payments                  Investment Analyst
                                     Pacific Mutual Life Insurance Company
                                     700 Newport Center Drive
                                     Newport Beach, CA  92660
--------------------------------------------------------------------------------------
Address for all other                Jerry E. Ziegler (2ND FL.)
notices                              Investment Analyst
                                     Pacific Mutual Life Insurance Company
                                     700 Newport Center Drive
                                     Newport Beach, CA  92660

                                     Facsimile: 714-721-5406
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-1   NOTE PURCHASE AGREEMENT

                                      ANNEX 1
                       INFORMATION AS TO PURCHASERS (CONT.)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Purchaser Name                       PACIFIC MUTUAL LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------------
Delivery of Securities               The Chase Manhattan Bank
                                     4 New York Plaza
                                     Ground Floor Window
                                     New York, NY 10004

                                     Ref:  A/C Name: Pacific Mutual Gen Acct
                                           A/C Number: 89930705

                                     Duplicate Remittance to:

                                     The Chase Manhattan Bank, N.A.
                                     P.O. Box 456
                                     Wall Street Station
                                     New York, NY 10005

                                     With a copy to:

                                     Kathleen D. Simmons
                                     Assistant Vice President
                                     Pacific Mutual Life Insurance Company
                                     700 Newport Center Drive
                                     Newport Beach, CA  92660
--------------------------------------------------------------------------------------
Additional Instructions              2 signature lines required
--------------------------------------------------------------------------------------
Tax identification                   13-6065575
number
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-2   NOTE PURCHASE AGREEMENT

                              ANNEX 1
              INFORMATION AS TO PURCHASER (CONT.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               THE OHIO NATIONAL LIFE INSURANCE COMPANY
------------------------------------------------------------------------------
Name in which to             THE OHIO NATIONAL LIFE INSURANCE COMPANY
register Note(s)

------------------------------------------------------------------------------
Series; Note                 SERIES A NOTES:
registration number;         AR-3 -- $2,500,000
Principal amount

                             SERIES B NOTES:
                             BR-1 -- $2,500,000
------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method Federal Funds Wire Transfer (for credit not later than 12:00 noon, New York City time)

     Account                 Star Bank, N.A.
     information             ABA # 042-000013
                             5th & Walnut Streets
                             Cincinnati, OH 45202

                             For credit to The Ohio National Life Insurance
                             Company's Account No. 910-275-7
------------------------------------------------------------------------------
Accompanying                 SERIES A NOTES:
information                  U.S. Restaurant Properties Operating L.P.; 8.06%
                             Series A Senior Secured Guarantied Notes Due
                             January 31, 2000; PPN: 90346# AA 8; due date and allocation (as among principal, Make-Whole Amount and interest) of the payment being made and the name and address of the bank from which such wire transfer was made.

                             SERIES B NOTES:
                             U.S. Restaurant Properties Operating L.P.; 8.30%
                             Series B Senior Secured Guarantied Notes Due
                             January 31, 2002; PPN: 90346# AB 6; due date and
                             allocation (as among principal, Make-Whole Amount
                             and interest) of the payment being made and the
                             name and address of the bank from which such wire
                             transfer was made.
------------------------------------------------------------------------------
Address for notices          THE OHIO NATIONAL LIFE INSURANCE COMPANY
related to payments          Post Office Box 237
                             Cincinnati, OH 45201
                             Attn: Investment Department
------------------------------------------------------------------------------
Address for all other        THE OHIO NATIONAL LIFE INSURANCE COMPANY
notices                      Post Office Box 237
                             Cincinnati, OH 45201
                             Attn: Investment Department

                             Facsimile: 513-794-4506
------------------------------------------------------------------------------
Tax identification           31-0397080
number
------------------------------------------------------------------------------
------------------------------------------------------------------------------


U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-3   NOTE PURCHASE AGREEMENT

                                ANNEX 1
                 INFORMATION AS TO PURCHASER (Cont.)

------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               JEFFERSON-PILOT LIFE INSURANCE COMPANY
------------------------------------------------------------------------------
Name in which to             JEFFERSON-PILOT LIFE INSURANCE COMPANY
register Note(s)
------------------------------------------------------------------------------
Series; Note                 SERIES B NOTES:
registration number;         BR-2 -- $5,000,000
Principal amount
------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method Federal Funds Wire Transfer (for credit not later than 12:00 noon, New York City time)

     Account                 Jefferson-Pilot Life Insurance Company
     information             c/o The Bank of New York
                             ABA #021 000 018  BNF: IOC566
                             Attention: P&I Department
------------------------------------------------------------------------------
Accompanying                 SERIES B NOTES:
information                  U.S. Restaurant Properties Operating L.P.; 8.30%
                             Series B Senior Secured Guarantied Notes Due
                             January 31, 2002; PPN: 90346# AB 6; due date and
                             allocation (as among principal, Make-Whole Amount
                             and interest) of the payment being made and the
                             name and address of the bank from which such wire
                             transfer was made.
------------------------------------------------------------------------------
Address for notices          Jefferson-Pilot Life Insurance Company
related to payments          c/o The Bank of New York
                             Attention: P&I Department
                             P.O. Box 19266
                             Newark, New Jersey 07195

                             With duplicate copy to:

                             Jefferson-Pilot Life Insurance Company
                             P.O. Box 21008
                             Greensboro, NC 27420
                             Attn: Securities Administration - 3630
                             Fax: 910/691-3025
------------------------------------------------------------------------------
Address for all other        Jefferson-Pilot Life Insurance Company
notices                      P.O. Box 21008
                             Greensboro, NC 27420
                             Attn: Securities Administration - 3630

                             Facsimile: 910/691-3025
------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-4   NOTE PURCHASE AGREEMENT

                              ANNEX 1
               INFORMATION AS TO PURCHASER (CONT.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               JEFFERSON-PILOT LIFE INSURANCE COMPANY
------------------------------------------------------------------------------
Delivery of Notes            Bank of New York
                             One Wall Street
                             3rd Floor, Window A
                             For Jefferson-Pilot Life Acct. 186100
                             New York, New York 10286

                             With duplicate copy to:

                             Jefferson-Pilot Life Insurance Company
                             P.O. Box 21008
                             Greensboro, NC 27420
                             Attn: Securities Administration - 3630
------------------------------------------------------------------------------
Tax identification           56-0359860
number
------------------------------------------------------------------------------
------------------------------------------------------------------------------


U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-5    NOTE PURCHASE AGREEMENT

                              ANNEX 1
               INFORMATION AS TO PURCHASER (CONT.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
                             AMERICA
------------------------------------------------------------------------------
Name in which to             ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
register Note(s)             AMERICA
------------------------------------------------------------------------------
Series; Note                 SERIES B NOTES:
registration number;         BR-3 -- $5,000,000
Principal amount
------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method Federal Funds Wire Transfer (for credit not later than 12:00 noon, New York City time)

     Account                 Alexander Hamilton Life Insurance Company of
     information             America
                             c/o The Bank of New York
                             ABA #021 000 018
                             BNF: IOC566
                             Attention: P&I Department
------------------------------------------------------------------------------
Accompanying                 SERIES B NOTES:
information                  U.S. Restaurant Properties Operating L.P.; 8.30%
                             Series B Senior Secured Guarantied Notes Due
                             January 31, 2002; PPN: 90346# AB 6; due date and
                             allocation (as among principal, Make-Whole Amount
                             and interest) of the payment being made and the
                             name and address of the bank from which such wire
                             transfer was made.
------------------------------------------------------------------------------
Address for notices          Alexander Hamilton Life Insurance Company of
related to payments          America
                             c/o The Bank of New York
                             Attention: P&I Department
                             P.O. Box 19266
                             Newark, NJ 07195

                             With duplicate copy to:

                             Alexander Hamilton Life Insurance Company of
                             America
                             P.O. Box 21008
                             Greensboro, NC 27420
                             Attn: Securities Administration - 3630
                             Fax: 910/691-3025
------------------------------------------------------------------------------
Address for all other        Alexander Hamilton Life Insurance Company of
notices                      America
                             P.O. Box 21008
                             Greensboro, NC 27420
                             Attn: Securities Administration - 3630

                             Facsimile: 910/691-3025
------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-6   NOTE PURCHASE AGREEMENT

                              ANNEX 1
               INFORMATION AS TO PURCHASER (CONT.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF
                             AMERICA
------------------------------------------------------------------------------
Delivery of Notes            Bank of New York
                             One Wall Street
                             3rd Floor, Window A
                             For Alexander Hamilton Life Acct. 186101
                             New York, New York 10286

                             With duplicate copy to:

                             Alexander Hamilton Life Insurance Company of
                             America
                             P.O. Box 21008
                             Greensboro, NC 27420
                             Attn: Securities Administration - 3630
------------------------------------------------------------------------------
Tax identification           56-1311063
number

------------------------------------------------------------------------------



U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-7   NOTE PURCHASE AGREEMENT

                              ANNEX 1
               INFORMATION AS TO PURCHASER (CONT.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY
------------------------------------------------------------------------------
Name in which to             FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY
register Note(s)
------------------------------------------------------------------------------
Series; Note                 SERIES B NOTES:
registration number;         BR-4 -- $5,000,000
Principal amount
------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method Federal Funds Wire Transfer (for credit not later than 12:00 noon, New York City time)

     Account
     information

                             Northern Trust Company New York
                             Attention: INC/DIV
                             ABA No. 071 000 152
                             First Alexander Hamilton Life Insurance Company
                             Account No.: 26-30446
------------------------------------------------------------------------------
Accompanying                 SERIES B NOTES:
information                  U.S. Restaurant Properties Operating L.P.; 8.30%
                             Series B Senior Secured Guarantied Notes Due
                             January 31, 2002; PPN: 90346# AB 6; due date and
                             allocation (as among principal, Make-Whole Amount
                             and interest) of the payment being made and the
                             name and address of the bank from which such wire
                             transfer was made.
------------------------------------------------------------------------------
Address for notices          The Northern Trust Company of New York
related to payments          80 Broad Street, 19th Floor
                             New York, NY 10004

                             With duplicate copy to:

                             First Alexander Hamilton Life Insurance Company 100 North Greene Street
                             Greensboro, NC 27401
                             Attn: Securities Administration - 3630

                             Fax: 910/691-3025
------------------------------------------------------------------------------
Address for all other        First Alexander Hamilton Life Insurance Company
notices                      100 North Greene Street
                             Greensboro, NC 27401
                             Attn: Securities Administration - 3630
------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-8   NOTE PURCHASE AGREEMENT

                              ANNEX 1
               INFORMATION AS TO PURCHASER (CONT.)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchaser Name               FIRST ALEXANDER HAMILTON LIFE INSURANCE COMPANY
------------------------------------------------------------------------------
Delivery of Notes            The Northern Trust Company of New York
                             for First Alexander Hamilton Life Acct. 26-30446
                             80 Broad Street, 19th Floor
                             New York, NY 10004

                             With duplicate copy to:

                             First Alexander Hamilton Life Insurance Company
                             100 North Greene Street
                             Greensboro, NC 27401
                             Attn: Securities Administration - 3630
------------------------------------------------------------------------------
Tax identification           22-2768833
number
------------------------------------------------------------------------------
------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.  Annex 1-9   NOTE PURCHASE AGREEMENT

                                      ANNEX 1
                       INFORMATION AS TO PURCHASERS (CONT.)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Purchaser Name                       RELIASTAR LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------------
Name in which to                     RELIASTAR LIFE INSURANCE COMPANY
register Note(s)
--------------------------------------------------------------------------------------
Series; Note                         SERIES B NOTES:
registration number;                 BR-5 -- $4,000,000
Principal amount
--------------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method                          Federal Funds Wire Transfer (for credit not later
                                     than 12:00 noon, New York City time)

     Account                         First National Bank N.A./mpls
     information                     601 2nd Ave. S.
                                     Acct. #1102-4001-4461
                                     Bank ABA #091000022
                                     Attn: Securities Accounting
--------------------------------------------------------------------------------------
Accompanying                         SERIES B NOTES:
information                          U.S. Restaurant Properties Operating L.P.; 8.30%
                                     Series B Senior Secured Guarantied Notes Due
                                     January 31, 2002; PPN: 90346# AB 6; due date and
                                     allocation (as among principal, Make-Whole Amount
                                     and interest) of the payment being made and the
                                     name and address of the bank from which such wire
                                     transfer was made.
--------------------------------------------------------------------------------------
Address for notices                  Reliastar Investment Research
related to payments                  100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Address for all other                Reliastar Investment Research
notices                              100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Delivery of Securities               Reliastar Investment Research
                                     100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Peggy Herbst
--------------------------------------------------------------------------------------
Tax identification                   41-0451140
number
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.   Annex 1-10   NOTE PURCHASE AGREEMENT

                                       ANNEX 1
                         INFORMATION AS TO PURCHASERS (CONT.)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Purchaser Name                       NORTHERN LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------------
Name in which to                     NORTHERN LIFE INSURANCE COMPANY
register Note(s)
--------------------------------------------------------------------------------------
Series; Note                         SERIES B NOTES:
registration number;                 BR-6 -- $4,000,000
Principal amount
--------------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method                          Federal Funds Wire Transfer (for credit not later
                                     than 12:00 noon, New York City time)

     Account                         First National Bank N.A./mpls
     information                     601 2nd Ave. S.
                                     Acct. #1602-3237-6105
                                     Bank ABA #091000022
                                     Attn: Securities Accounting
--------------------------------------------------------------------------------------
Accompanying                         SERIES B NOTES:
information                          U.S. Restaurant Properties Operating L.P.; 8.30%
                                     Series B Senior Secured Guarantied Notes Due
                                     January 31, 2002; PPN: 90346# AB 6; due date and
                                     allocation (as among principal, Make-Whole Amount
                                     and interest) of the payment being made and the
                                     name and address of the bank from which such wire
                                     transfer was made.
--------------------------------------------------------------------------------------
Address for notices                  Reliastar Investment Research
related to payments                  100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Address for all other                Reliastar Investment Research
notices                              100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Delivery of Securities               Reliastar Investment Research
                                     100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Peggy Herbst
--------------------------------------------------------------------------------------
Tax identification                   41-1295933
number
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.   Annex 1-11   NOTE PURCHASE AGREEMENT

                                      ANNEX 1
                       INFORMATION AS TO PURCHASERS (CONT.)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Purchaser Name                       RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------------
Name in which to                     SIGLER & CO.
register Note(s)
--------------------------------------------------------------------------------------
Series; Note                         SERIES B NOTES:
registration number;                 BR-7 -- $1,000,000
Principal amount
--------------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method                          Federal Funds Wire Transfer (for credit not later
                                     than 12:00 noon, New York City time)

     Account                         Chase Manhattan
     information                     New York, NY
                                     A/C #544755102
                                     F/C #1960 Dept 571 NonStandard Securities
                                     Bank ABA #021000021
--------------------------------------------------------------------------------------
Accompanying                         SERIES B NOTES:
information                          U.S. Restaurant Properties Operating L.P.; 8.30%
                                     Series B Senior Secured Guarantied Notes Due
                                     January 31, 2002; PPN: 90346# AB 6; due date and
                                     allocation (as among principal, Make-Whole Amount
                                     and interest) of the payment being made and the
                                     name and address of the bank from which such wire
                                     transfer was made.
--------------------------------------------------------------------------------------
Address for notices                  Reliastar Investment Research
related to payments                  100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Address for all other                Reliastar Investment Research
notices                              100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Delivery of Securities               Reliastar Investment Research
                                     100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Peggy Herbst
--------------------------------------------------------------------------------------
Additional Instructions              2 signature lines required
--------------------------------------------------------------------------------------
Tax identification                   53-0242530
number
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.   Annex 1-12   NOTE PURCHASE AGREEMENT

                                       ANNEX 1
                       INFORMATION AS TO PURCHASERS (CONT.)

--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Purchaser Name                       RELIASTAR LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------------
Name in which to                     SALKELD & CO.
register Note(s)
--------------------------------------------------------------------------------------
Series; Note                         SERIES B NOTES:
registration number;                 BR-8 -- $1,000,000
Principal amount
--------------------------------------------------------------------------------------
Payment on account of
Note(s)

     Method                          Federal Funds Wire Transfer (for credit not later
                                     than 12:00 noon, New York City time)

     Account                         Bankers Trust
     information                     New York, NY
                                     ABA #021001033
                                     A/C #99-911-145
--------------------------------------------------------------------------------------
Accompanying                         SERIES B NOTES:
information                          U.S. Restaurant Properties Operating L.P.; 8.30%
                                     Series B Senior Secured Guarantied Notes Due
                                     January 31, 2002; PPN: 90346# AB 6; due date and
                                     allocation (as among principal, Make-Whole Amount
                                     and interest) of the payment being made and the
                                     name and address of the bank from which such wire
                                     transfer was made.
--------------------------------------------------------------------------------------
Address for notices                  Reliastar Investment Research
related to payments                  100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Address for all other                Reliastar Investment Research
notices                              100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Ted Hoxmeier
                                     Tel. No.:  612-372-5254
                                     Fax No.:  612-372-5368
--------------------------------------------------------------------------------------
Delivery of Securities               Reliastar Investment Research
                                     100 Washington Avenue South
                                     Suite 800
                                     Minneapolis, MN 55401-2147
                                     Attn: Peggy Herbst
--------------------------------------------------------------------------------------
Tax identification                   53-0159267
number
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

U.S. RESTAURANT PROPERTIES OPERATING L.P.   Annex 1-13   NOTE PURCHASE AGREEMENT

                                    ANNEX 2
             PAYMENT INSTRUCTIONS AT CLOSING; ADDRESSES FOR NOTICES

1.   PAYMENT INSTRUCTIONS AT CLOSING

     The Company hereby directs that the purchase price for the Notes be sent via wire transfer as follows:

     Comerica Bank - Texas
     ABA #:  111 000 753
     Credit Account of Burger King Operating L.P.
     Account #: 7611017455
     Notify: Valerie Siverling (972) 387-1487, ext. 33

     Bank Address:

     8687 N. Central Expressway
     Suite 1300, 4th Floor
     Dallas, TX 75225


2.   ADDRESSES FOR NOTICES

     A.   If to the Company:

               U.S. Restaurant Properties Operating L.P.
               5310 Harvest Hill Road, Suite 270
               Dallas, TX  75230
               Attention: Fred H. Margolin
               Tel. No.:  972-387-1487 (ext. 19)
               Fax No.:  972-490-9119

     B.   If to the Parent:

               U.S. Restaurant Properties Master L.P.
               5310 Harvest Hill Road, Suite 270
               Dallas, TX  75230
               Attention: Fred H. Margolin
               Tel. No.:  972-387-1487 (ext. 19)
               Fax No.:  972-490-9119

     C. If to any of the other Guarantors, to such Guarantor at the following address:

               c/o U.S. Restaurant Properties Operating L.P.
               5310 Harvest Hill Road, Suite 270
               Dallas, TX  75230
               Attention: Fred H. Margolin
               Tel. No.:  972-387-1487 (ext. 19)
               Fax No.:  972-490-9119



U.S. RESTAURANT PROPERTIES OPERATING L.P.   Annex 2-1    NOTE PURCHASE AGREEMENT

                                    ANNEX 3
                   INFORMATION AS TO COMPANY AND GUARANTORS


PART 2.2(a)  -  FINANCIAL STATEMENTS:

PART 2.2(b)  -  DEBT:

PART 2.3     -  SUBSIDIARIES AND AFFILIATES:

PART 2.4(b)  -  INTERESTS IN REAL PROPERTY:

PART 2.4(c)  -  LEASES:

PART 2.4(d)  -  UCC MATTERS:

PART 2.8     -  FOREIGN QUALIFICATION AND GOOD STANDING:

PART 2.10(b) -  RESTRICTIVE AGREEMENTS:

PART 2.12(a) -  ERISA AFFILIATES AND EMPLOYEE BENEFIT PLANS:

PART 2.12(c) -  WITHDRAWAL LIABILITIES AND REPORTABLE EVENTS UNDER
                MULTIEMPLOYER PLANS:

PART 2.13(d) -  ENVIRONMENTAL MATTERS:

PART 2.16(a) -  NUMBER OF OFFEREES:

PART 2.18(a) -  USE OF PROCEEDS:

PART 2.21    -  INSURANCE:

PART 2.22    -  LEASES:

PART 6.9(a)  -  EXISTING LIENS:

PART 9.1(a)  -  MANAGING GENERAL PARTNERS

PART 9.1(b)  -  PARTNERSHIP AGREEMENTS



U.S. RESTAURANT PROPERTIES OPERATING L.P.   Annex 3-1    NOTE PURCHASE AGREEMENT

                                     ANNEX 4
                       MORTGAGES AND ASSIGNMENTS OF RENTS


PART A.   SECURITY DOCUMENTS TO BE DELIVERED AT OR BEFORE THE CLOSING.

     On or before the Closing Date, the Parent and the Company will cause original executed Mortgages and Assignment of Rents for each of the Properties of the Parent, the Company or any Subsidiary located in the following states and identified on Schedule 1 hereto to be delivered to the
Purchasers:

          California
          Georgia
          Texas.

The specific form of Mortgage and Assignment of Rent will be in form and substance satisfactory to the Purchasers and may be prepared in consultation with special local counsel from such jurisdictions.


PART B.   SECURITY DOCUMENTS TO BE DELIVERED AFTER THE CLOSING.

     Within 60 days of the Purchasers must receive original executed Mortgages and Assignments of Rents from the Parent, the Company and the Subsidiaries with respect to each of the remaining Properties owned by such Persons on the Closing Date (other than Properties located in the State of Florida), which Properties are identified on Schedule 1 attached hereto.
With respect to such Properties (other than Properties located in Arizona, Connecticut, Missouri and Pennsylvania), such Mortgage and Assignments of Rents will be in the form of Exhibit F-1 or F-2, as applicable. With respect to Properties located in Arizona, Connecticut, Missouri and Pennsylvania, the specific form of Mortgage and Assignment of Rent will be in form and substance satisfactory to the Purchasers and may be prepared in consultation with special local counsel from such jurisdictions.


PART C.   RECORDING OF MORTGAGES AND ASSIGNMENTS OF RENTS.

     1. Each of the Mortgages and Assignment of Rents will be recorded as soon as practicable after it has been delivered to the Purchasers' special counsel.

     2. With respect to Properties owned by the Parent, the Company and the Subsidiaries on the Closing Date, no title report or search will be required to determine whether the Collateral Agent has a first priority lien.





                                   Annex 4-1